UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2022 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

The Alger Funds

Shareholders’ Letter (Unaudited)	April 30, 2022

Dear Shareholders,

Many Investors Shun Powerful Wealth Creator
In 1924, economist John Maynard Keynes wrote that companies that reinvest profits can create “an element of compound interest operating in favour of a sound industrial investment.” At Alger, we believe reinvesting profits and producing compounding earnings growth is a powerful wealth creator. To that end, we seek companies that we believe have strong potential for compounding earnings growth, and we seek to avoid cyclical companies, including “short-duration” companies, or businesses with high current earnings that return most of their profits to shareholders. In most instances, these cyclical companies, in our view, have little or no potential for future long-term earnings growth.

As Warren Buffett has observed, investors “occasionally do crazy things” which creates opportunities for investors who can “disregard mob fears or enthusiasms….and focus on a few simple fundamentals.” We believe recent concerns about interest rates, inflation and valuations have caused many investors to act irrationally by focusing on cyclical short-duration companies while shunning the “sound industrial investment” identified by Keynes.

Setting the Stage for a Difficult Six-Month Period
The strong trend of investors rejecting the appeal of long-term earnings growth, in our view, played a major role in our disappointing fund performance during the fiscal six-month period ended April 30, 2022. The fiscal period included the continuation of a dramatic rotation by many investors seeking instant gratification by favoring companies with high current earnings. This rotation was initially fueled prior to the reporting period by optimism that scaling back or eliminating measures to curtail the COVID-19 pandemic combined with unprecedented levels of fiscal stimulus would drive strong economic growth. More recently, however, optimism gave way to concerns that equities may be overvalued at a time when the economy could overheat and require the U.S. Federal Reserve (the “Fed”) to continue to raise interest rates to fight inflation.

These concerns were supported by the following developments:

•	U.S. gross domestic product (“GDP”), which declined 3.4% in 2020 due to the economy shutting down to contain the pandemic, jumped 5.7% in 2021.

•
After climbing to 6.3% at the end of 2020, the seasonally adjusted unemployment rate declined to 4.2% as of the November 2021 start of the fiscal six-month reporting period. It eventually reached 3.6% as of the end of the six-month period, during which concerns about inflation grew, a result of a tight labor market, among other things.

•
Data appeared to validate inflation concerns. After hitting a 6.8% year-over-year increase (or increase during the past 12-month period) in November 2021 and increasing each subsequent month, the Consumer Price Index hit 8.5% as of March 2022.

In response, the Fed shifted its outlook-it no longer maintained that inflation was a transitory result of supply chain issues and the economy reopening, and in March, the Fed raised the federal funds rate by 25 basis points (“BPS”), its first hike since cutting the rate to zero in 2020. Furthermore, Fed statements in March led many investors to anticipate a 50BPS rate hike in May and 200BPS in aggregate hikes by the end of 2022. Fears that rate hikes could eventually spark a recession also weighed upon investor sentiment.

Interest Rates Support Rotation Away from Quality
The rotation to short-duration companies was also partially supported by investors reacting to higher interest rates in a fairly typical fashion-they adjusted their cash flow modeling by increasing the rate at which they discount future cash flows back to the present, thereby lowering the value of long-duration companies. This process is similar to how long-term bonds are impacted more by rising rates than short-term bonds.

Not Just Growth, But High-Quality Small Cap Growth, Underperforms
Many small cap growth companies tend to have little or no current earnings, but strong potential for significant sales and earnings growth. Within the Russell 2000 Growth Index, for example, we believe many Healthcare companies are high-quality businesses even though they may not generate profits due to their investments in new initiatives, their products or potential products can have high gross margins and potential for capturing market share.
As a result of investors dismissing the appeal of potential earnings growth, the Healthcare sector was one of the worst performing sectors within the small cap growth category. From a broader perspective, sectors that generally consist of companies that provide dividends and appear to be less susceptible to inflation, such as Energy and Consumer Staples, led.

Also during the fiscal six-month period, growth underperformed value across the market cap spectrum, with the -26.77% return of the Russell 2000 Growth Index being a noteworthy laggard when compared to the -9.5% return of the Russell 2000 Value Index. The broad market, as measured by the S&P 500 Index, dropped 8.17%.

International Markets Also Struggle
Concerns about interest rates, inflation and the Russian invasion of Ukraine also extended beyond the U.S. Investors also assessed the spread of COVID-19 in China. Among non-U.S. equities, emerging markets significantly underperformed with the MSCI Emerging Markets Index declining 14.04% during the fiscal six-month reporting period. Within the index, the Utilities sector was the only sector to generate positive performance, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Consumer Discretionary, Healthcare and Energy were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining 11.58%. From a broader perspective, the MSCI ACWI Index declined 11.45%.

Irrational Behavior Creates Opportunity
As a result of investors’ rotation out of quality companies, growth equities, we believe, are trading at attractive valuations. Notably, the Russell 2000 Growth Index price-to-earnings (P/E) ratio based on the next 12-months’ earnings, declined from 50.2x to approximately 33.5x during the six-month fiscal reporting period while the Russell 1000 Growth Index declined from 30.7x to 23.8x.

Navigating Fed Rate Hikes
Investors who are concerned about monetary policy may want to consider two points:

First, Fed rate increases don’t always lead to recessions. In fact, since 1965 there have been three instances in which the Fed increased the federal funds rate 300 BPS or more that resulted in continued real economic growth and slowing inflation rather than recessions. Additionally, during the 12-months following the end of Fed tightening in 1985 and 1995, as well as after the Fed relented in 2018, equities generated double-digit returns.

Second, the later phases of monetary tightening have been accompanied by growth stocks outperforming value equities. The six-month periods starting approximately three months after the beginning of Fed tightening cycles initiated in 1994, 1999, 2004 and 2015 illustrate this point. Based on the returns of the Russell 3000 Growth and Russell 3000 Value indices, the median outperformance of growth during those periods was 400BPS. During later phases of rate hikes, economic growth slows, so investors may be more willing to pay a premium for companies that can increase their earnings.

Going Forward
We continue to believe that unprecedented levels of innovation, such as healthcare advancements in genetic science, and digital technologies including artificial intelligence, e-commerce, the metaverse, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We will continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than take short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned -26.67% for the fiscal six-month period ended April 30, 2022, compared to the -17.84% return of its benchmark, the Russell 1000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples.

Contributors to Performance
The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; AbbVie, Inc.; UnitedHealth Group, Inc.; Vertex Pharmaceuticals, Inc.; and Qualcomm, Inc. were the top contributors to absolute performance. AbbVie is a global biopharmaceutical company that had been shunned by many investors due to the potential for the company’s Humira treatment to face increased competition in 2023. Humira is used for rheumatology, dermatology, gastroenterology and ophthalmology. We believe, however, that AbbVie has significantly diversified its revenue and that its launch of Rinvoq for psoriatic arthritis and atopic dermatitis is promising. We believe these developments contributed to the company’s release in early 2022 of favorable quarterly results and investor confidence in the company, which supported the performance of AbbVie shares.

Detractors from Performance
The Information Technology and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Shopify, Inc. Cl. A; Alphabet, Inc., Cl. C; and PayPal Holdings, Inc. were among the top detractors from absolute performance. Shopify provides a full-service, cloud-based software platform for small and medium-sized businesses to establish and conduct e-commerce operations. Shopify’s solutions enable merchants to run their businesses across a multitude of channels by facilitating merchants’ ability to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. Shopify is an innovation-led company that is generating high unit volume growth as it benefits from the positive dynamic change of consumer adoption of e-commerce. The company also generates attractive free cash flow. Shopify’s share price declined during the second half of the reporting period after the company announced it would reinvest gross profits into research and development, hire more engineers and salespeople, and introduce new marketing programs in order to expedite its growth. The level of investment was more than many investors had contemplated, which hurt the performance of Shopify shares.

Alger 35 Fund
The Alger 35 Fund generated a -32.01% return during the fiscal six-month period ended April 30, 2022, compared to the -9.65% return of its benchmark, the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology. The Fund had no exposure to the Materials or Utilities sectors.

Contributors to Performance
The Consumer Discretionary and Industrials sectors provided the greatest contributions to relative performance. Regarding individual positions, Diamondback Energy, Inc.; Qualcomm, Inc.; Vail Resorts, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; and Xilinx, Inc. were among the top contributors to absolute performance. Alibaba is a leading e-commerce and cloud computing company in China. It also serves the big data analytics, digital media and entertainment markets. Alibaba’s shares have previously suffered from concerns about heightened regulatory oversight of the Chinese internet sector by the Chinese Communist Party. Additionally, many investors became concerned about the potential for U.S. exchange listed Chinese ADRs to be delisted if they failed to meet U.S. financial reporting standards by 2024. These issues caused investors to sell shares of Alibaba, which we believe created attractive valuations. In the later portion of the fiscal six-month reporting period, the shares outperformed in response to statements by the Chinese government supporting stable markets and overseas listings. The Chinese government also stated that its intensified regulatory efforts aimed at tech companies may end soon.

Detractors from Performance
Information Technology and Healthcare were among the sectors that detracted from relative performance. Regarding individual positions, Shopify, Inc., Cl. A; Marqeta, Inc., Cl A; Natera, Inc.; Upstart Holdings, Inc.; and Amazon.com, Inc. were among the top detractors from absolute performance. Shares of Shopify underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned -6.49% for the fiscal six-month period ended April 30, 2022, compared to the -9.65% return of its benchmark, the S&P 500 Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Consumer Discretionary.

Contributors to Performance
The Information Technology and Healthcare sectors provided the largest contributions to relative performance. Regarding individual positions, Chevron Corp.; AbbVie, Inc.; Apple, Inc.; UnitedHealth Group, Inc.; and Exxon Mobil Corp. were top contributors to absolute performance. Shares of AbbVie outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance
The Financial and Utilities sectors were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corp.; JPMorgan Chase & Co.; Alphabet, Inc., Cl. A; Alphabet, Inc., Cl. C; and BlackRock, Inc. were the top detractors from absolute performance. Microsoft is a positive dynamic change beneficiary of corporate America’s transformative digitization. In a previous earnings call, Microsoft’s CEO said he expects that technology spending as a percent of GDP is likely to jump from about 5% today to 10% in a few years, and that Microsoft will continue to take market share within the technology industry. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Microsoft reported that Azure grew 46% in the quarter ended December 31, 2021, and the company’s total revenue growth exceeded 20%. Microsoft’s share price declined despite its high unit volume growth as the broad equity market and technology stocks declined due to higher interest rates and the Russia/Ukraine conflict.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned -34.18% for the fiscal six-month period ended April 30, 2022, compared to the -25.44% return of its benchmark, the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Energy and the largest underweight was Industrials.

Contributors to Performance
The Consumer Discretionary and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Diamondback Energy, Inc.; Vail Resorts, Inc.; Palo Alto Networks, Inc.; Xilinx, Inc.; and Lucid Group, Inc. were among the top contributors to absolute performance. Vail Resorts is a premier luxury mountain resort operator whose properties include locations in Vail, Breckenridge, Beaver Creek, Park City, and Whistler. Given its strong industry position, shares of Vail Resorts contributed to portfolio performance as the company capitalized on consumers’ embrace of travel and social activity with the economy reopening from pandemic restrictions.

Detractors from Performance
The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance. Regarding individual positions, Upstart Holdings, Inc.; Natera, Inc.; Marqeta, Inc., Cl. A; Paycom Software, Inc.; and Affirm Holdings, Inc., Cl. A were the top detractors from absolute performance. Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (NIPT), part of the company’s reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera’s share underperformed after the publication of a short report by Hindenburg Research. The company also lost a false advertisement lawsuit by CareDx, and high-growth, high-valuation companies were out of favor with investors during the fiscal reporting period. We believe many of the allegations in the short report regarding sales and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

Alger Mid Cap Focus Fund
The Alger Mid Cap Focus Fund generated a -33.38% return for the fiscal six-month period ended April 30, 2022, compared to the -25.44% return of its benchmark, the Russell Midcap Growth Index. During the reporting period, the largest portfolio sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Information Technology.

Contributors to Performance
The Communications Services and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Vocera Communications, Inc.; Anaplan, Inc.; Baker Hughes Company, Cl. A; Booking Holdings, Inc.; and CF Industries Holdings, Inc. were among the top contributors to absolute performance. Anaplan is a leading provider of cloud-based business planning software. Its software is a “connected planning” platform, enabling all parts of business planning to become a more dynamic, collaborative and integrated process across the enterprise. Unlike traditional business planning, Anaplan’s proprietary technology is designed to enable broader enterprise participation and better workforce collaboration during the business planning process.

Performance of Anaplan shares benefited from the company improving its sales execution which resulted in an increasing billing growth acceleration and a new record for the number of accounts with over $1 million in revenues. On March 20, 2022, subject to shareholder approval, Anaplan agreed to be acquired by private equity firm Thoma Bravo for $66 a share, an approximately 31% premium to the previous trading day’s close.

Detractors from Performance
The Industrials and Information Technology sectors were among the top detractors from relative performance. Regarding individual positions, Confluent, Inc., Cl. A; Herc Holdings, Inc.; XPO Logistics, Inc.; Generac Holdings, Inc.; and SiteOne Landscape Supply, Inc. were among the top detractors from absolute performance. Confluent is pioneering a new category of data infrastructure focused on data in motion (being transferred among locations) for software developers and enterprises. Confluent was founded by the original creators of event streaming company Apache Kafka and it is a large contributor to the open-source community and a leading commercial vendor behind Kafka. Confluent is designed to be the connective tissue by having real-time data from multiple sources constantly streamed across the enterprise for real-time analysis and data processing, powering smarter, faster and more modern digital applications.

The company’s cloud service is the only cloud-native Apache Kafka solution, a fully managed service that is serverless, infinitely scalable, elastic and secure. The stock underperformed during the first quarter because its revenue growth slowed. Cloud revenue recognition is consumption-based and Confluent stated that its fourth quarter 2021 was impacted by the holidays and workloads being shut off. However, billings for Confluent continued to grow at an elevated level and other metrics were also encouraging.

Alger Weatherbie Enduring Growth Fund
The Alger Weatherbie Enduring Growth Fund generated returned -22.00% from its December 17, 2021, inception date to April 30, 2022, compared to the -19.89% return of its benchmark, the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Industrials and Information Technology. The largest sector overweight was Industrials. The Fund had no exposure to the Communication Services, Consumer Staples, Materials or Utilities sectors.

Contributors to Performance
The Information Technology sector and the Fund’s lack of Communication Services holdings provided the greatest contributions to relative performance.

The Fund’s contributors to absolute performance were limited to Waste Connection, Inc. and Vertex, Inc. during an abbreviated reporting period in which markets declined substantially. Vertex provides comprehensive tax solutions. Companies with complex tax operations rely on Vertex to automate their end-to-end indirect tax processes. The addressable market for Vertex is sizable, at approximately $7 billion globally. Vertex offers a solution in indirect tax – the largest corporate tax category (which includes sales tax and value-added tax), accounting for approximately $3.5 trillion of taxes annually.

Vertex reported better-than-expected results for the first quarter of 2022 and maintained full-year guidance. Its total revenue of $115.0 million was $2.0 million above publicly available Wall Street estimates and the midpoint of the company’s guidance. Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) of $19.1 million was approximately $2.3 million above consensus estimates.

Detractors from Performance
The Real Estate and Financials sectors were the most significant detractors from relative performance. Regarding individual positions, FirstService Corp.; Upstart Holdings, Inc.; HubSpot, Inc.; EPAM Systems, Inc.; and Progyny were the top detractors from absolute performance. FirstService is a leading provider of property management services to owners and homeowners associations of community and high-rise properties, as well as the provider of branded services such as California Closets and CertaPro Painters for residential homeowners. Services also include home restoration after fires, flooding or other events. FirstService continues to extend its significant scale advantage as it rolls up the property management industry and provides higher quality and greater breadth of services than its competition, while using its free cash and strong balance sheet to continue to make what we believe are attractive value-enhancing acquisitions.

FirstService’s share price declined in early 2022 market turmoil due in part to inflation concerns. The company’s fourth quarter was in-line with its internal budget and its revenues exceeded guidance. Wage inflation has been discussed across the recent period of rising inflation, but management reported improved employee retention and more favorable conditions for filling open positions. FirstService’s residential business has continued to grow faster than the overall market, and the company’s branded services continue to experience very strong demand in home improvement and other areas, which we believe should help offset a tougher near-term year-over-year comparison in restoration services due to last year’s increased demand caused by the freezing weather in Texas.

Alger Weatherbie Specialized Growth Fund
The Alger Weatherbie Specialized Growth Fund generated a -37.12% return during the fiscal six-month period ended April 30, 2022, compared to the -25.96% return of its benchmark, the Russell 2500 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Industrials. The largest sector overweight was Financials. The Fund had no exposure to Consumer Staples or Utilities sectors and insignificant exposures to the Communication Services sector.

Contributors to Performance
The Healthcare and the Communication Services sectors provided the greatest contributions to relative performance. Regarding individual positions, Apria, Inc., Signature Bank; U.S. Physical Therapy, Inc.; Petco Health & Wellness Co., Inc., Cl. A; and Sweetgreen, Inc., Cl. A. were among top contributors to absolute performance. Apria is a durable medical equipment company that provides equipment, supplies, and services prescribed by doctors for patients to home medical care for respiratory issues, obstructive sleep apnea and wounds. In early January, healthcare logistics and medical device provider Owens & Minor announced plans to acquire Apria for $1.6 billion in cash, an approximately 26% premium to the prior day’s closing price.

Detractors from Performance
The Financials sector was the largest detractor from relative performance. Regarding individual positions, Natera, Inc.; SiteOne Landscape Supply, Inc.; Latham Group Inc.; FirstService Corp.; Chegg, Inc.; and StepStone Group, Inc., Cl. A were the most significant detractors from absolute performance. Shares of Natera underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned -34.49% for the fiscal six-month period ended April 30, 2022, compared to the -26.77% return of its benchmark, the Russell 2000 Growth Index. During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials.

Contributors to Performance
The Financials and Industrials sectors provided the greatest contributions to relative performance. Regarding individual positions, Vocera Communications, Inc.; Magnolia Oil & Gas Corp., Cl. A; US Foods Holding Corp.; Chefs’ Warehouse, Inc.; and HealthEquity Inc. were the top contributors to absolute performance. Vocera Communications is a leading provider of cloud-based communication and workflow solutions, primarily for the healthcare industry. Vocera’s core solution is an enterprise-class server software platform that allows users to communicate and collaborate using voice or Health Insurance Portability and Accountability Act (HIPAA) compliant secure texting through a variety of Vocera-designed and third-party devices. On January 6, 2022, Stryker Corporation announced an agreement to acquire Vocera for $79.25 per share, or an approximate $3.1 billion enterprise value, which was a 26.8% premium to the prior day’s closing price. The deal was completed on February 23, 2022.

Detractors from Performance
The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance. Regarding individual positions, InMode Ltd.; HubSpot, Inc.; Joint Corp.; Neogen Corp.; and NanoString Technologies, Inc. were the top detractors from absolute performance.

InMode designs, develops, manufactures and commercializes innovative minimally invasive and non-invasive aesthetic medical products. InMode’s platforms harness novel radio frequency (RF) technology for emerging minimally invasive procedures that bridge the gap between temporary treatments like facials and more invasive surgical procedures like facelifts across several specialty categories such as plastic surgery, gynecology, dermatology, ophthalmology and otolaryngology (ear, nose and throat care). The aesthetics market experienced strong tailwinds coming out of the COVID-19 pandemic. These tailwinds include the “Zoom effect,” or dissatisfaction with one’s personal appearance after viewing one’s own face on Zoom, which resulted in more people deciding to undergo aesthetic procedures. De-stigmatization of aesthetics procedures, aided by social media platforms, has also supported InMode’s results. However, the stock price declined during the first quarter, in part due to a rotation out of high-valuation names. Some investors also feared a wallet share shift away from aesthetics and have concerns about InMode’s exposure to international markets due to the Ukraine/Russia conflict; however, our research suggests the company’s revenue exposure to Europe is minimal.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned -40.96% during the fiscal six-month period ended April 30, 2022, compared to the -26.77% return of its benchmark, the Russell 2000 Growth Index. During the reporting period, the Healthcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Healthcare. The Fund had no exposure to the Materials, Real Estate or Utilities sectors and insignificant exposure to the Communication Services sector.

Contributors to Performance
The Consumer Discretionary and Financials sectors provided the greatest contributions to relative performance. During a quarter in which equity markets declined substantially, PDC Energy, Inc.; Viper Energy Partners LP; and Allbirds, Inc., Cl. A. were the only individual positions that contributed to absolute performance. PDC Energy acquires, explores and develops properties for the production of crude oil and natural gas, including the liquid components of natural gas. It has operations in the Wattenberg Field in Colorado and the Delaware Basin in West Texas. The company’s drilling locations are split approximately 75%/25% between Colorado and West Texas. Recently, PDC Energy acquired Great Western Petroleum, LLC. The acquisition materially increased PDC Energy’s scale by adding 315 identified locations and bringing the company’s pro forma combined drilled uncompleted (DUC) and approved permit count to approximately 500 locations at year-end 2021. The stock performed strongly during the second half of the reporting period after the company announced it will link the return of capital to shareholders to 60% of free cash flow remaining after paying its base dividend, with the potential to move higher over time once the company has paid down debt to a level of approximately $1 billion. Management also suggested that the primary mode of cash return would remain share buybacks and special dividends if needed. In addition, the company raised its base dividend and increased the share buyback authorization to $1.25 billion over the next two years.

Detractors from Performance
The Healthcare and Information Technology sectors were among the top detractors from relative performance. Regarding individual positions, CryoPort, Inc.; Natera, Inc.; Heska Corporation; Everbridge, Inc.; and Paycom Software, Inc. were the top detractors from absolute performance. Shares of Natera underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger International Focus Fund
The Alger International Focus Fund recorded a -25.33% return for the fiscal six-month reporting period ended April 30, 2022, compared to the -11.68% return of its benchmark, the MSCI ACWI ex USA Index.

During the quarter, the largest portfolio sector weightings were Consumer Discretionary and Industrials. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance
The Energy and Real Estate sectors provided the greatest contributions to relative performance. From a country perspective, the Fund’s lack of exposure to Russia and Canada and its underweight of Japan supported relative performance. The Fund’s underweight of Japan was also beneficial, while stock selection in the United Kingdom and South Korea provided additional support to relative performance.

Regarding individual positions, Angel One Limited; Schlumberger NV; London Stock Exchange Group plc; Samsonite International S.A.; and Core Laboratories NV were the top contributors to absolute performance. London Stock Exchange Group is a global leader in financial markets infrastructure across the exchange, trading, clearing, data, analytics and platform services. The stock outperformed during the later portion of the fiscal reporting period due to resilient earnings. Most importantly, the company delivered strong cost synergy realization related to its acquisition of Refinitiv, while also raising the guidance on total cost synergies related to the deal. This restored both confidence in management, as well as the deal rationale and created renewed investor interest in the stock, which has been rangebound for the past several months on a reduced valuation relative to global peers.

Detractors from Performance
The Industrials and Information Technology sectors were among the sectors that detracted from results. From a country perspective, Singapore, Switzerland, Australia, the Netherlands and Norway were among the top detractors from relative performance.

Regarding individual positions, Sea Ltd. (Singapore) ADR, Cl. A; EPAM Systems, Inc.; ASML Holding NV; AutoStore Holdings Ltd.; and Adyen NV were the top detractors from absolute performance. EPAM Systems provides software product development and digital platform engineering services. The company continues to benefit from secular growth in corporate digital initiatives, delivering 2021 earnings that beat consensus expectations. However, geopolitical conflict in Russia and Ukraine forced the company to cancel its earnings and sales guidance and shift its focus to business continuity plans in the first quarter of 2022. While less than 5% of revenues are exposed to Russia, Ukraine and Belarus, the company has operating exposure to those countries as its software engineers are located within the region. Demand remains strong and management has focused on relocating talent outside of conflict zones, along with recruitment across non-conflict regions, to maintain project delivery timelines. The stock de-rated significantly during the early part of 2022 as investors weighed uncertainties related to EPAM’s business operations.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned -28.50% for the fiscal six-month period ended April 30, 2022, compared to the -9.65% return of the S&P 500 Index and the -7.91% return of the Russell 3000 Healthcare Index.

Contributors to Performance
Regarding individual positions, AbbVie, Inc.; Bristol-Myers Squibb Co.; McKesson Corp.; Intra-Cellular Therapies, Inc.; and Bayer AG. were the top contributors to absolute performance. Shares of AbbVie outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance
InMode Ltd.; Azenta, Inc.; DexCom, Inc.; Celldex Therapeutics, Inc.; and Edwards Lifesciences Corp. were the top detractors from absolute performance. Shares of InMode underperformed in response to developments identified in the Alger Small Cap Growth Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above other than the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 35 Fund represents Class Z shares. Performance for the Alger Mid Cap Focus Fund represents Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2022.

Risk Disclosures

Alger Capital Appreciation Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger 35 Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Growth Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments.

The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Weatherbie Enduring Growth Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Weatherbie Capital, LLC’s use of an environmental, social, and governance (“ESG”) rating agency to implement the investment strategy may result in the selection or exclusion of securities for reasons other than financial performance and the strategy may underperform strategies that do not utilize an ESG rating agency or employ another type of ESG investment strategy. In evaluating a particular issuer’s ESG rating, as well as the account’s weighted average ESG rating, Weatherbie Capital, LLC relies exclusively on the ESG rating agency and, therefore, is dependent upon information and data from the ESG rating agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in new issues involves special risks including lack of trading history, limited information and availability, and volatility. Cash positions may underperform relative to equity and fixed-income securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Growth Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger International Focus Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Alger Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Definitions:

•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid-cap representation across developed markets and emerging markets countries.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•
The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The S&P 500 Growth Index is an unmanaged index considered representative of large-cap growth stocks.

•
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•
The Russell 2000 Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology

FUND PERFORMANCE AS OF 3/31/22 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	(3.61)%	16.52%	14.63%	10.52%
Alger Capital Appreciation Class C (Inception 7/31/97)*	0.22%	16.90%	14.39%	10.35%
Alger Capital Appreciation Class Z (Inception 12/29/10)	2.07%	18.17%	15.64%	15.27%
Alger 35 Fund Class Z (Inception 10/31/18)**	(4.16)%	n/a	n/a	19.50%
Alger Growth & Income Class A (Inception 12/31/96)	11.48%	13.94%	12.85%	9.30%
Alger Growth & Income Class C (Inception 7/31/97)*	15.76%	14.30%	12.61%	9.13%
Alger Growth & Income Class Z (Inception 3/1/12)	18.00%	15.57%	13.80%	13.94%
Alger Mid Cap Growth Class A (Inception 12/31/96)	(15.17)%	14.86%	12.46%	9.51%
Alger Mid Cap Growth Class B (Inception 5/24/93)	(13.18)%	15.60%	12.51%	9.48%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	(11.71)%	15.17%	12.16%	8.87%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	(10.25)%	16.43%	n/a	11.92%
Alger Mid Cap Focus Class A (Inception 7/29/21)	n/a	n/a	n/a	(16.72)%
Alger Mid Cap Focus Class C (Inception 7/29/21)	n/a	n/a	n/a	(13.33)%
Alger Mid Cap Focus Class I (Inception 6/14/19)	(7.34)%	n/a	n/a	24.48%
Alger Mid Cap Focus Class Y (Inception 2/26/21)	(7.10)%	n/a	n/a	(10.58)%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	(7.05)%	n/a	n/a	24.79%
Alger Weatherbie Enduring Growth Class A (Inception 12/17/21)	n/a	n/a	n/a	(13.74)%
Alger Weatherbie Enduring Growth Class C (Inception 12/17/21)	n/a	n/a	n/a	(10.11)%
Alger Weatherbie Enduring Growth Class I (Inception 12/17/21)	n/a	n/a	n/a	(9.00)%
Alger Weatherbie Enduring Growth Class Y (Inception 12/17/21)	n/a	n/a	n/a	(8.90)%
Alger Weatherbie Enduring Growth Class Z (Inception 12/17/21)	n/a	n/a	n/a	(8.90)%
Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	(16.59)%	17.75%	12.97%	10.37%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	(13.31)%	18.12%	12.71%	10.16%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	(12.02)%	19.04%	13.59%	10.71%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	(11.72)%	n/a	n/a	18.04%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	(11.75)%	19.42%	13.95%	13.21%
Alger Small Cap Growth Class A (Inception 12/31/96)	(24.69)%	14.27%	11.04%	6.27%
Alger Small Cap Growth Class B (Inception 11/11/86)	(24.01)%	14.89%	11.01%	6.25%
Alger Small Cap Growth Class C (Inception 7/31/97)*	(21.84)%	14.62%	10.76%	6.12%
Alger Small Cap Growth Class Y (Inception 12/31/21)	n/a	n/a	n/a	(15.90)%
Alger Small Cap Growth Class Z (Inception 12/29/10)	(20.20)%	15.94%	12.06%	11.45%
Alger Small Cap Focus Class A (Inception 3/3/08)	(29.94)%	11.61%	11.18%	9.36%
Alger Small Cap Focus Class C (Inception 3/3/08)	(27.21)%	12.01%	11.01%	9.10%
Alger Small Cap Focus Class I (Inception 3/3/08)	(26.00)%	12.86%	11.91%	9.93%
Alger Small Cap Focus Class Y (Inception 2/28/17)	(25.76)%	13.23%	n/a	13.43%
Alger Small Cap Focus Class Z (Inception 12/29/10)	(25.76)%	13.22%	12.23%	11.60%
Alger International Focus Class A (Inception 12/31/96)	(10.01)%	8.18%	5.58%	5.68%
Alger International Focus Class B (Inception 11/11/86)	(9.30)%	8.84%	5.64%	5.65%
Alger International Focus Class C (Inception 7/31/97)*	(6.59)%	8.48%	5.32%	5.51%
Alger International Focus Class I (Inception 5/31/13)	(5.05)%	9.53%	n/a	6.63%
Alger International Focus Class Z (Inception 12/29/10)	(4.67)%	9.81%	6.61%	7.06%
Alger Health Sciences Fund Class A (Inception 5/1/02)	(9.68)%	11.80%	13.06%	11.73%
Alger Health Sciences Fund Class C (Inception 5/1/02)	(6.01)%	12.15%	12.81%	11.53%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	(4.33)%	13.41%	n/a	9.71%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, the Alger Small Cap Focus Fund (formerly, Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Before March 28, 2018, the Alger International Focus Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013 the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Previously, the Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies.

From August 30, 2017 to September 30, 2019, the Alger Weatherbie Specialized Growth Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.

Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares of the Fund. Class P-2 Shares of the Alger 35 Fund were converted to Class Z Shares after the close of business on October 29, 2021.

*
Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

**	Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/1/1993
Class A (Inception 12/31/96)	(22.53)%	12.32%	12.94%	9.81%
Class C (Inception 7/31/97)*	(19.39)%	12.72%	12.71%	9.63%
Russell 1000 Growth Index	(5.35)%	17.28%	15.56%	9.23%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(17.95)%	13.93%	13.94%	13.57%
Russell 1000 Growth Index	(5.35)%	17.28%	15.56%	15.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31,  1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 35 FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS Z SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class Z shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class Z shares, through April 30, 2022. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. Figures for the Alger 35 Fund Class Z shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class Z shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/29/2018
Class Z (Inception 3/29/18)	(23.96)%	n/a	n/a	14.37%
S&P 500 Index	0.21%	n/a	n/a	13.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(1.33)%	11.94%	12.16%	8.95%
Class C (Inception 7/31/97)*	2.34%	12.30%	11.92%	8.78%
S&P 500 Index	0.21%	13.66%	13.67%	9.03%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	4.45%	13.55%	13.10%	12.99%
S&P 500 Index	0.21%	13.66%	13.67%	13.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31,  1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND**
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND**
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

 PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(30.31)%	10.94%	10.65%	8.81%
Class B (Inception 5/24/93)	(28.73)%	11.66%	10.71%	8.77%
Class C (Inception 7/31/97)*	(27.47)%	11.22%	10.34%	8.16%
Russell Midcap Growth Index	(16.73)%	12.06%	12.17%	9.21%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	(26.27)%	12.45%	n/a	9.26%
Russell Midcap Growth Index	(16.73)%	12.06%	n/a	9.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of  the Class A shares. Historical performance prior to July 31,  1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission’s rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return in 2021.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through April 30, 2022. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class A, C, Y and Z shares will vary from the results shown above due to differences in the expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 6/14/2019
Class I (Inception 6/14/19)	(22.27)%	n/a	n/a	17.33%
Class Z (Inception 6/14/19)	(22.01)%	n/a	n/a	17.64%
Russell Midcap Growth Index	(16.73)%	n/a	n/a	9.49%

	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Class Y (Inception 2/26/21)	(22.03)%	n/a	n/a	(20.84)%
Russell Midcap Growth Index	(16.73)%	n/a	n/a	(11.89)%

	1 YEAR	5 YEARS	10 YEARS	Since 7/29/2021
Class A (Inception 7/29/21)	n/a	n/a	n/a	(28.47)%
Class C (Inception 7/29/21)	n/a	n/a	n/a	(25.57)%
Russell Midcap Growth Index	n/a	n/a	n/a	9.49%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE ENDURING GROWTH FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Enduring Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from December 17, 2021, the inception date of the Alger Weatherbie Enduring Growth Fund, through April 30, 2022. Figures for the Alger Weatherbie Enduring Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Enduring Growth Fund Class A shares also include reinvestment of capital gains. Performance for Alger Weatherbie Enduring Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE ENDURING GROWTH FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/17/2021
Class A (Inception 12/17/21)	n/a	n/a	n/a	(26.07)%
Class C (Inception 12/17/21)	n/a	n/a	n/a	(22.98)%
Class I (Inception 12/17/21)	n/a	n/a	n/a	(22.00)%
Class Y (Inception 12/17/21)	n/a	n/a	n/a	(21.90)%
Class Z (Inception 12/17/21)	n/a	n/a	n/a	(21.90)%
Russell Midcap Growth Index	n/a	n/a	n/a	(19.89)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	(33.69)%	13.28%	11.05%	9.37%
Class C (Inception 5/8/02)	(31.11)%	13.66%	10.80%	9.17%
Class I (Inception 8/5/07)*	(30.05)%	14.54%	11.67%	9.71%
Russell 2500 Growth Index	(23.08)%	10.12%	11.43%	9.27%

	1 YEAR	5 YEARS	10 YEARS	Since 8/30/2017
Class Y (Inception 8/30/17)	(29.82)%	n/a	n/a	13.41%
Russell 2500 Growth Index	(23.08)%	n/a	n/a	10.26%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(29.81)%	14.90%	12.03%	11.41%
Russell 2500 Growth Index	(23.08)%	10.12%	11.43%	11.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND**
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND**
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(37.28)%	10.79%	9.56%	5.65%
Class B (Inception 11/11/86)	(36.72)%	11.34%	9.54%	5.64%
Class C (Inception 7/31/97)*	(34.87)%	11.12%	9.27%	5.51%
Russell 2000 Growth Index	(26.44)%	7.08%	9.95%	6.67%

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/2021
Class Y (Inception 12/31/21)	n/a	n/a	n/a	(26.95)%
Russell 2000 Growth Index	n/a	n/a	n/a	(23.35)%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(33.57)%	12.39%	10.53%	9.98%
Russell 2000 Growth Index	(26.44)%	7.08%	9.95%	9.40%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return in 2021.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	(44.83)%	7.54%	9.23%	7.95%
Class C (Inception 3/3/08)	(42.72)%	7.91%	9.05%	7.69%
Class I (Inception 3/3/08)	(41.76)%	8.73%	9.95%	8.51%
Russell 2000 Growth Index	(26.44)%	7.08%	9.95%	9.04%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	(41.55)%	9.09%	n/a	9.41%
Russell 2000 Growth Index	(26.44)%	7.08%	n/a	7.47%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(41.53)%	9.09%	10.27%	9.79%
Russell 2000 Growth Index	(26.44)%	7.08%	9.95%	9.40%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND**
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended April 30, 2022. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND**
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(21.17)%	5.54%	4.71%	5.25%
Class B (Inception 11/11/86)	(20.55)%	6.15%	4.77%	5.22%
Class C (Inception 7/31/97)*	(18.17)%	5.83%	4.44%	5.09%
MSCI AC World Index ex USA	(9.90)%	5.43%	5.52%	5.38%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	(16.85)%	6.84%	n/a	5.40%
MSCI AC World Index ex USA	(9.90)%	5.43%	n/a	4.86%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	(16.52)%	7.14%	5.72%	6.10%
MSCI AC World Index ex USA	(9.90)%	5.43%	5.52%	4.44%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

**
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return in 2021.

ALGER HEALTH SCIENCES FUND*
Fund Highlights Through April 30, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended April 30, 2022. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND*
Fund Highlights Through April 30, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	(25.47)%	8.34%	11.85%	10.99%
Class C (Inception 5/1/02)	(22.48)%	8.67%	11.60%	10.78%
Russell 3000 Healthcare Index	(0.11)%	12.72%	15.02%	n/a
S&P 500 Index	0.21%	13.66%	13.67%	9.05%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	(21.10)%	9.89%	n/a	7.63%
Russell 3000 Healthcare Index	(0.11)%	12.72%	n/a	9.48%
S&P 500 Index	0.21%	13.66%	n/a	12.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return in 2021.

PORTFOLIO SUMMARY†
April 30, 2022 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 35 Fund	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
Communication Services	7.3%	9.4%	9.4%	4.8%
Consumer Discretionary	19.7	15.8	7.0	13.9
Consumer Staples	0.4	2.3	7.7	0.5
Energy	2.4	5.3	4.9	8.1
Financials	3.1	7.0	11.3	4.2
Healthcare	14.8	11.7	14.7	16.2
Industrials	8.3	5.6	6.2	11.4
Information Technology	42.2	35.5	25.5	29.1
Materials	1.1	0.0	2.0	1.6
Real Estate	0.3	4.0	4.1	0.5
Utilities	0.3	0.0	1.4	2.6
Short-Term Investments and
Net Other Assets	0.1	3.4	5.8	7.1
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
Communication Services	1.0%	0.0%	0.3%	6.3%
Consumer Discretionary	14.4	7.4	12.6	12.1
Consumer Staples	0.0	0.0	0.0	5.2
Energy	4.8	5.7	6.1	5.4
Financials	3.1	13.5	13.1	1.1
Healthcare	16.1	8.8	15.3	30.2
Industrials	15.5	30.3	22.0	6.8
Information Technology	37.6	18.0	20.7	25.4
Materials	2.4	0.0	0.7	3.4
Real Estate	0.0	7.8	5.8	1.0
Utilities	2.6	0.0	0.0	0.0
Short-Term Investments and
Net Other Assets	2.5	8.5	3.4	3.1
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Small Cap Focus Fund	Alger Health Sciences Fund
Communication Services	0.5%	0.0%
Consumer Discretionary	5.9	0.0
Consumer Staples	1.6	0.0
Energy	7.6	0.0
Financials	2.3	0.0
Healthcare	38.9	95.6
Industrials	14.7	0.0
Information Technology	26.9	0.9
Materials	0.0	1.7
Short-Term Investments and
Net Other Assets	1.6	1.8
	100.0%	100.0%

PORTFOLIO SUMMARY†
April 30, 2022 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Argentina	1.5%
Australia	5.0
Belgium	0.4
Brazil	1.4
China	5.9
France	14.2
Germany	7.0
Hong Kong	7.3
India	6.1
Ireland	2.4
Italy	6.2
Japan	4.6
Netherlands	8.7
Norway	3.9
South Korea	2.2
Spain	2.2
Sweden	1.4
Switzerland	6.0
Taiwan	2.9
United Kingdom	4.0
United States	4.0
Short-Term Investments, Cash and Net Other Assets	2.7
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—99.3%	SHARES	VALUE
AEROSPACE & DEFENSE—3.2%
HEICO Corp.	90,271	$12,748,974
Lockheed Martin Corp.	35,385	15,290,566
Raytheon Technologies Corp.	66,353	6,297,563
Textron, Inc.	34,657	2,399,997
TransDigm Group, Inc.*	58,663	34,893,339
		71,630,439
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	29,097	10,985,572
AIR FREIGHT & LOGISTICS—0.1%
GXO Logistics, Inc.*	47,556	2,814,840
ALUMINUM—0.1%
Alcoa Corp.	34,220	2,320,116
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Capri Holdings Ltd.*	260,688	12,434,818
Lululemon Athletica, Inc.*	16,261	5,766,638
LVMH Moet Hennessy Louis Vuitton SE	29,557	19,124,658
		37,326,114
APPLICATION SOFTWARE—8.3%
Adobe, Inc.*	69,201	27,400,136
Atlassian Corp., PLC, Cl. A*	53,712	12,076,069
Bill.com Holdings, Inc.*	42,682	7,286,244
Cadence Design Systems, Inc.*	124,286	18,748,543
Confluent, Inc , Cl. A*	100,645	3,144,150
Datadog, Inc., Cl. A*	140,840	17,010,655
Intuit, Inc.	157,543	65,971,131
Salesforce, Inc.*	97,079	17,080,079
Unity Software, Inc.*	130,508	8,667,037
Zendesk, Inc.*	46,623	5,689,871
		183,073,915
AUTOMOBILE MANUFACTURERS—3.3%
General Motors Co.*	137,955	5,229,874
Tesla, Inc.*	77,427	67,420,335
		72,650,209
BIOTECHNOLOGY—3.1%
AbbVie, Inc.	215,437	31,643,386
Horizon Therapeutics PLC*	107,087	10,554,495
Natera, Inc.*	118,353	4,156,557
Vertex Pharmaceuticals, Inc.*	77,130	21,073,459
		67,427,897
CASINOS & GAMING—2.6%
MGM Resorts International	1,371,029	56,267,030
CONSUMER FINANCE—0.4%
Upstart Holdings, Inc.*	125,144	9,388,303
COPPER—0.4%
Freeport-McMoRan, Inc.	212,814	8,629,608

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—99.3%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—4.5%
Block, Inc., Cl. A*	100,063	$9,960,271
Marqeta, Inc., Cl. A*	1,171,899	10,898,661
PayPal Holdings, Inc.*	176,607	15,529,054
Visa, Inc., Cl. A	296,096	63,106,940
		99,494,926
DIVERSIFIED SUPPORT SERVICES—0.3%
Cintas Corp.	16,768	6,661,256
ELECTRIC UTILITIES—0.3%
NextEra Energy, Inc.	103,429	7,345,528
ELECTRICAL COMPONENTS & EQUIPMENT—2.8%
AMETEK, Inc.	122,199	15,428,845
Eaton Corp., PLC	253,240	36,724,865
Generac Holdings, Inc.*	48,568	10,654,848
		62,808,558
FINANCIAL EXCHANGES & DATA—1.5%
S&P Global, Inc.	89,813	33,814,594
FOOTWEAR—0.7%
NIKE, Inc., Cl. B	127,877	15,946,262
HEALTHCARE DISTRIBUTORS—0.9%
McKesson Corp.	66,961	20,731,795
HEALTHCARE EQUIPMENT—2.8%
Dexcom, Inc.*	8,606	3,516,240
Edwards Lifesciences Corp.*	194,748	20,600,443
Intuitive Surgical, Inc.*	158,709	37,979,064
		62,095,747
HEALTHCARE FACILITIES—0.7%
Acadia Healthcare Co., Inc.*	193,906	13,162,339
Tenet Healthcare Corp.*	33,015	2,393,918
		15,556,257
HOTELS RESORTS & CRUISE LINES—1.4%
Airbnb, Inc., Cl. A*	81,729	12,521,700
Expedia Group, Inc.*	39,833	6,960,817
Hilton Worldwide Holdings, Inc.*	77,323	12,007,488
		31,490,005
HYPERMARKETS & SUPER CENTERS—0.4%
Costco Wholesale Corp.	16,766	8,914,817
INTERACTIVE MEDIA & SERVICES—5.8%
Alphabet, Inc., Cl. C*	46,184	106,192,257
Meta Platforms, Inc., Cl. A*	31,667	6,348,283
Snap, Inc., Cl. A*	549,658	15,643,267
		128,183,807
INTERNET & DIRECT MARKETING RETAIL—7.9%
Alibaba Group Holding Ltd.#,*	231,619	22,487,889
Altaba, Inc.*,(a)	259,825	911,986
Amazon.com, Inc.*	57,599	143,169,802
MercadoLibre, Inc.*	9,557	9,304,982
		175,874,659

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—2.4%
MongoDB, Inc., Cl. A*	56,071	$19,901,280
Shopify, Inc., Cl. A*	38,061	16,245,196
Snowflake, Inc , Cl. A*	103,298	17,709,409
		53,855,885
LEISURE FACILITIES—1.2%
Vail Resorts, Inc.	106,312	27,020,258
LIFE SCIENCES TOOLS & SERVICES—1.9%
Danaher Corp.	167,217	41,993,205
MANAGED HEALTHCARE—3.1%
UnitedHealth Group, Inc.	135,083	68,696,460
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	319,223	33,480,108
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Pioneer Natural Resources Co.	165,464	38,465,416
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy, Inc.	118,378	16,076,916
PHARMACEUTICALS—2.3%
AstraZeneca PLC#	246,498	16,367,467
Bayer AG*	507,618	33,432,572
		49,800,039
REGIONAL BANKS—1.2%
Signature Bank	108,555	26,297,449
RESTAURANTS—0.9%
Chipotle Mexican Grill, Inc., Cl. A*	3,183	4,633,207
Shake Shack, Inc., Cl. A*	204,998	11,855,034
Yum China Holdings, Inc.	82,412	3,444,822
		19,933,063
SEMICONDUCTOR EQUIPMENT—2.1%
Applied Materials, Inc.	159,287	17,577,321
ASML Holding NV#	9,713	5,475,898
Enphase Energy, Inc.*	26,166	4,223,193
Lam Research Corp.	24,765	11,534,546
SolarEdge Technologies, Inc.*	27,408	6,863,237
		45,674,195
SEMICONDUCTORS—4.8%
Advanced Micro Devices, Inc.*	581,646	49,742,366
NVIDIA Corp.	215,050	39,885,324
QUALCOMM, Inc.	122,919	17,170,555
		106,798,245
SPECIALTY CHEMICALS—0.6%
Albemarle Corp.	62,712	12,092,755
SYSTEMS SOFTWARE—13.6%
Crowdstrike Holdings, Inc., Cl. A*	109,700	21,803,972
Microsoft Corp.	984,278	273,156,830
Palo Alto Networks, Inc.*	9,832	5,518,505
		300,479,307
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Apple, Inc.	874,205	137,818,418

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
TRUCKING—1.4%
Uber Technologies, Inc.*		$18,716,497
XPO Logistics, Inc.*	214,767	11,552,317
		30,268,814
TOTAL COMMON STOCKS
(Cost $1,622,701,364)		2,200,182,787
PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	27,841	1,656,261
(Cost $1,922,972)		1,656,261
REAL ESTATE INVESTMENT TRUST—0.3%	SHARES	VALUE
SPECIALIZED—0.3%
Crown Castle International Corp.	42,478	7,867,350
(Cost $7,681,618)		7,867,350
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	111	3,874,677
(Cost $2,775,000)		3,874,677
Total Investments
(Cost $1,635,080,954)	99.9%	$2,213,581,075
Affiliated Securities (Cost $2,775,000)		3,874,677
Unaffiliated Securities (Cost $1,632,305,954)		2,209,706,398
Other Assets in Excess of Liabilities	0.1%	2,336,975
NET ASSETS	100.0%	$2,215,918,050

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 – Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Chime Financial, Inc., Series G	8/24/21	$1,922,972	0.06%	$1,656,261	0.07%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	2,775,000	0.08%	3,874,677	0.18%
Total				$5,530,938	0.25%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER 35 FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.1%	SHARES	VALUE
AEROSPACE & DEFENSE—5.6%
HEICO Corp.	11,768	$1,661,995
APPLICATION SOFTWARE—2.0%
Datadog, Inc., Cl. A*	5,017	605,953
BIOTECHNOLOGY—2.4%
AbbVie, Inc.	2,958	434,471
Natera, Inc.*	8,444	296,553
		731,024
CASINOS & GAMING—4.5%
MGM Resorts International	32,465	1,332,364
CONSUMER FINANCE—0.7%
Upstart Holdings, Inc.*	2,950	221,309
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Block, Inc., Cl. A*	8,838	879,735
Marqeta, Inc., Cl. A*	28,647	266,417
		1,146,152
FINANCIAL EXCHANGES & DATA—3.0%
S&P Global, Inc.	2,417	910,001
HEALTHCARE EQUIPMENT—3.0%
Intuitive Surgical, Inc.*	3,792	907,426
HEALTHCARE TECHNOLOGY—2.1%
Veeva Systems, Inc., Cl. A*	3,401	618,812
HYPERMARKETS & SUPER CENTERS—2.3%
Costco Wholesale Corp.	1,267	673,689
INTERACTIVE HOME ENTERTAINMENT—2.0%
Take-Two Interactive Software, Inc.*	5,004	598,028
INTERACTIVE MEDIA & SERVICES—2.0%
Alphabet, Inc., Cl. C*	263	604,724
INTERNET & DIRECT MARKETING RETAIL—9.0%
Alibaba Group Holding Ltd.#,*	15,133	1,469,263
Amazon.com, Inc.*	494	1,227,901
		2,697,164
INTERNET SERVICES & INFRASTRUCTURE—1.7%
Shopify, Inc., Cl. A*	1,173	500,660
LEISURE FACILITIES—2.3%
Vail Resorts, Inc.	2,758	700,973
LIFE SCIENCES TOOLS & SERVICES—1.8%
Bio-Techne Corp.	1,389	527,389
MOVIES & ENTERTAINMENT—5.4%
Live Nation Entertainment, Inc.*	11,504	1,206,540
The Walt Disney Co.*	3,513	392,156
		1,598,696
OIL & GAS EQUIPMENT & SERVICES—1.3%
ChampionX Corp.	18,121	382,353
OIL & GAS EXPLORATION & PRODUCTION—4.0%
Diamondback Energy, Inc.	9,481	1,196,787
PHARMACEUTICALS—2.4%
Catalent, Inc.*	7,808	707,092

THE ALGER FUNDS
ALGER 35 FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.1% (CONT.)	SHARES	VALUE
REAL ESTATE SERVICES—2.5%
FirstService Corp.	5,869	$732,979
REGIONAL BANKS—3.3%
Signature Bank	4,073	986,684
SEMICONDUCTOR EQUIPMENT—7.3%
Applied Materials, Inc.	12,613	1,391,844
SolarEdge Technologies, Inc.*	3,195	800,060
		2,191,904
SEMICONDUCTORS—3.4%
Advanced Micro Devices, Inc.*	10,290	880,001
NVIDIA Corp.	781	144,852
		1,024,853
SYSTEMS SOFTWARE—9.7%
Crowdstrike Holdings, Inc., Cl. A*	3,037	603,634
Microsoft Corp.	8,284	2,298,976
		2,902,610
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.6%
Apple, Inc.	14,367	2,264,958
TOTAL COMMON STOCKS
(Cost $30,469,705)		28,426,579
REAL ESTATE INVESTMENT TRUST—1.5%	SHARES	VALUE
SPECIALIZED—1.5%
Crown Castle International Corp.	2,472	457,839
(Cost $479,053)		457,839
Total Investments
(Cost $30,948,758)	96.6%	$28,884,418
Unaffiliated Securities (Cost $30,948,758)		28,884,418
Other Assets in Excess of Liabilities	3.4%	1,004,584
NET ASSETS	100.0%	$29,889,002

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—88.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.9%
General Dynamics Corp.	5,087	$1,203,228
Raytheon Technologies Corp.	10,977	1,041,827
TransDigm Group, Inc.*	2,073	1,233,041
		3,478,096
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
BlackRock, Inc., Cl. A	4,034	2,519,959
Blackstone, Inc.	18,966	1,926,377
The Carlyle Group, Inc.	16,707	606,297
		5,052,633
AUTOMOBILE MANUFACTURERS—0.2%
General Motors Co.*	8,849	335,466
BIOTECHNOLOGY—2.9%
AbbVie, Inc.	26,319	3,865,735
Amgen, Inc.	3,714	866,067
Gilead Sciences, Inc.	10,829	642,593
		5,374,395
BROADCASTING—0.4%
Paramount Global, Cl. B	25,823	751,966
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	15,378	920,681
CABLE & SATELLITE—1.1%
Comcast Corp., Cl. A	49,588	1,971,619
COMMODITY CHEMICALS—0.4%
Dow, Inc.	11,480	763,420
COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	37,621	1,842,677
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	7,584	832,268
COPPER—0.4%
Southern Copper Corp.	12,988	808,763
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Visa, Inc., Cl. A	12,744	2,716,129
DIVERSIFIED BANKS—3.8%
Bank of America Corp.	65,789	2,347,352
JPMorgan Chase & Co.	37,976	4,532,815
		6,880,167
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	17,155	1,218,348
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp., PLC	14,897	2,160,363
FINANCIAL EXCHANGES & DATA—1.3%
CME Group, Inc., Cl. A	10,481	2,298,902
FOOD DISTRIBUTORS—0.6%
Sysco Corp.	13,317	1,138,337
GENERAL MERCHANDISE STORES—0.5%
Target Corp.	3,958	904,997
GOLD—0.3%
Newmont Corp.	8,279	603,125

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—88.8% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—0.8%
Medtronic PLC	13,750	$1,434,950
HEALTHCARE SERVICES—1.4%
CVS Health Corp.	26,041	2,503,321
HOME IMPROVEMENT RETAIL—2.3%
The Home Depot, Inc.	14,261	4,284,004
HOUSEHOLD PRODUCTS—1.7%
The Procter & Gamble Co.	19,806	3,179,853
HYPERMARKETS & SUPER CENTERS—0.9%
Walmart, Inc.	10,230	1,565,088
INDUSTRIAL CONGLOMERATES—1.9%
Honeywell International, Inc.	17,510	3,388,360
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	7,365	1,723,925
INTEGRATED OIL & GAS—3.6%
Chevron Corp.	20,685	3,240,719
Exxon Mobil Corp.	25,123	2,141,736
TotalEnergies SE#	23,961	1,167,140
		6,549,595
INTEGRATED TELECOMMUNICATION SERVICES—1.6%
AT&T, Inc.	38,776	731,316
Verizon Communications, Inc.	47,491	2,198,833
		2,930,149
INTERACTIVE MEDIA & SERVICES—6.3%
Alphabet, Inc., Cl. A*	2,220	5,066,462
Alphabet, Inc., Cl. C*	2,084	4,791,803
Meta Platforms, Inc., Cl. A*	8,566	1,717,226
		11,575,491
INTERNET & DIRECT MARKETING RETAIL—1.8%
Amazon.com, Inc.*	1,321	3,283,517
INVESTMENT BANKING & BROKERAGE—2.2%
Morgan Stanley	49,758	4,009,997
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	3,706	941,917
MANAGED HEALTHCARE—3.1%
UnitedHealth Group, Inc.	10,938	5,562,520
MULTI-LINE INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	13,959	976,153
MULTI-UTILITIES—0.7%
Sempra Energy	7,506	1,211,168
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	2,264	526,312
OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	11,926	755,274

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—88.8% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—6.5%
AstraZeneca PLC#	18,483	$1,227,271
Bristol-Myers Squibb Co.	15,695	1,181,363
Eli Lilly & Co.	5,058	1,477,594
GlaxoSmithKline PLC#	23,059	1,044,112
Johnson & Johnson	19,201	3,465,012
Merck & Co., Inc.	12,218	1,083,614
Novartis AG#	9,116	802,481
Pfizer, Inc.	31,644	1,552,771
		11,834,218
RAILROADS—0.7%
Union Pacific Corp.	5,755	1,348,339
RESTAURANTS—1.2%
McDonald’s Corp.	5,344	1,331,511
Starbucks Corp.	12,617	941,733
		2,273,244
SEMICONDUCTOR EQUIPMENT—2.2%
KLA Corp.	12,722	4,061,626
SEMICONDUCTORS—4.6%
Broadcom, Inc.	7,347	4,073,104
QUALCOMM, Inc.	22,257	3,109,080
Taiwan Semiconductor Manufacturing Co., Ltd.#	13,371	1,242,567
		8,424,751
SOFT DRINKS—3.2%
PepsiCo, Inc.	18,725	3,215,270
The Coca-Cola Co.	40,544	2,619,548
		5,834,818
SYSTEMS SOFTWARE—8.2%
Microsoft Corp.	53,911	14,961,381
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.0%
Apple, Inc.	92,286	14,548,888
TOBACCO—1.3%
Altria Group, Inc.	26,983	1,499,445
Philip Morris International, Inc.	8,907	890,700
		2,390,145
TOTAL COMMON STOCKS
(Cost $81,924,021)		162,131,356
MASTER LIMITED PARTNERSHIP—0.6%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy Partners LP	19,132	1,028,536
(Cost $672,536)		1,028,536
REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
HEALTHCARE—0.7%
Welltower, Inc.	13,782	1,251,544
INDUSTRIAL—0.6%
Prologis, Inc.	6,529	1,046,533
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	45,066	1,353,783

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—4.8% (CONT.)	SHARES	VALUE
RETAIL—0.7%
Simon Property Group, Inc.	10,827	$1,277,586
SPECIALIZED—2.1%
Crown Castle International Corp.	15,032	2,784,077
Lamar Advertising Co., Cl. A	10,274	1,134,352
		3,918,429
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $6,722,100)		8,847,875
Total Investments
(Cost $89,318,657)	94.2%	$172,007,767
Unaffiliated Securities (Cost $89,318,657)		172,007,767
Other Assets in Excess of Liabilities	5.8%	10,514,646
NET ASSETS	100.0%	$182,522,413

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—91.1%	SHARES	VALUE
AEROSPACE & DEFENSE—5.2%
Axon Enterprise, Inc.*	9,396	$1,054,231
HEICO Corp.	39,405	5,565,168
TransDigm Group, Inc.*	7,524	4,475,351
		11,094,750
AIR FREIGHT & LOGISTICS—0.4%
GXO Logistics, Inc.*	13,972	827,003
APPAREL ACCESSORIES & LUXURY GOODS—2.8%
Lululemon Athletica, Inc.*	12,249	4,343,863
Moncler SpA	33,374	1,738,328
		6,082,191
APPAREL RETAIL—2.2%
Aritzia, Inc.*	85,986	3,062,323
Burlington Stores, Inc.*	7,906	1,609,345
		4,671,668
APPLICATION SOFTWARE—10.9%
Avalara, Inc.*	12,708	966,698
Bill.com Holdings, Inc.*	14,503	2,475,807
Cadence Design Systems, Inc.*	22,490	3,392,616
Datadog, Inc., Cl. A*	17,776	2,146,985
Manhattan Associates, Inc.*	26,436	3,451,220
Paycom Software, Inc.*	13,150	3,701,331
Sprout Social, Inc., Cl. A*	41,344	2,533,560
Synopsys, Inc.*	10,024	2,874,783
The Trade Desk, Inc., Cl. A*	30,798	1,814,618
		23,357,618
AUTOMOTIVE RETAIL—1.4%
O’Reilly Automotive, Inc.*	4,885	2,962,997
BIOTECHNOLOGY—3.6%
Alkermes PLC*	28,838	831,976
Apellis Pharmaceuticals, Inc.*	21,376	930,497
BioMarin Pharmaceutical, Inc.*	14,819	1,205,526
BioNTech SE#,*	5,210	723,044
Celldex Therapeutics, Inc.*	34,137	1,042,885
Natera, Inc.*	58,990	2,071,729
Prometheus Biosciences, Inc.*	32,928	866,007
		7,671,664
BUILDING PRODUCTS—0.7%
Trex Co., Inc.*	27,721	1,613,085
CASINOS & GAMING—1.9%
MGM Resorts International	102,249	4,196,299
CONSUMER FINANCE—1.3%
Upstart Holdings, Inc.*	37,861	2,840,332
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Marqeta, Inc., Cl. A*	322,242	2,996,851
DIVERSIFIED METALS & MINING—1.6%
MP Materials Corp.*	89,229	3,394,271
ELECTRIC UTILITIES—1.9%
NextEra Energy, Inc.	58,433	4,149,912

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
AMETEK, Inc.	18,714	$2,362,830
Generac Holdings, Inc.*	11,330	2,485,575
		4,848,405
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
908 Devices, Inc.*	127,617	2,265,202
Trimble, Inc.*	6,709	447,490
		2,712,692
FINANCIAL EXCHANGES & DATA—0.7%
MSCI, Inc., Cl. A	3,654	1,539,247
HEALTHCARE DISTRIBUTORS—2.2%
AmerisourceBergen Corp., Cl. A	15,136	2,289,926
McKesson Corp.	7,699	2,383,687
		4,673,613
HEALTHCARE EQUIPMENT—2.1%
Dexcom, Inc.*	5,265	2,151,174
Insulet Corp.*	10,056	2,403,283
		4,554,457
HEALTHCARE SERVICES—0.3%
Guardant Health, Inc.*	9,923	612,249
HEALTHCARE TECHNOLOGY—0.7%
Veeva Systems, Inc., Cl. A*	8,448	1,537,114
HOTELS RESORTS & CRUISE LINES—1.0%
Airbnb, Inc., Cl. A*	6,955	1,065,576
Expedia Group, Inc.*	6,232	1,089,042
		2,154,618
HYPERMARKETS & SUPER CENTERS—0.5%
BJ’s Wholesale Club Holdings, Inc.*	16,223	1,043,950
INTERACTIVE HOME ENTERTAINMENT—1.8%
Take-Two Interactive Software, Inc.*	33,215	3,969,525
INTERACTIVE MEDIA & SERVICES—0.3%
Snap, Inc., Cl. A*	19,280	548,709
INTERNET SERVICES & INFRASTRUCTURE—1.2%
MongoDB, Inc., Cl. A*	7,006	2,486,640
LEISURE FACILITIES—1.1%
Vail Resorts, Inc.	8,972	2,280,323
LIFE SCIENCES TOOLS & SERVICES—4.1%
10X Genomics, Inc., Cl. A*	11,777	562,470
Azenta, Inc.	22,056	1,653,318
Bio-Techne Corp.	12,241	4,647,785
Repligen Corp.*	6,903	1,085,428
West Pharmaceutical Services, Inc.	2,922	920,605
		8,869,606
MOVIES & ENTERTAINMENT—2.7%
Liberty Media Corp.-Liberty Formula One, Cl. C*	35,533	2,214,772
Live Nation Entertainment, Inc.*	33,810	3,545,993
		5,760,765

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—4.2%
Baker Hughes Co., Cl. A	141,882	$4,401,180
ChampionX Corp.	160,333	3,383,026
ProPetro Holding Corp.*	90,360	1,277,690
		9,061,896
OIL & GAS EXPLORATION & PRODUCTION—3.9%
Diamondback Energy, Inc.	33,949	4,285,382
Pioneer Natural Resources Co.	17,738	4,123,553
		8,408,935
PHARMACEUTICALS—3.0%
Catalent, Inc.*	43,465	3,936,190
Green Thumb Industries, Inc.*	70,945	994,644
Jazz Pharmaceuticals PLC*	5,173	828,818
Pacira BioSciences, Inc.*	10,526	784,924
		6,544,576
REGIONAL BANKS—2.2%
Signature Bank	19,682	4,767,964
RENEWABLE ELECTRICITY—0.7%
NextEra Energy Partners LP	21,825	1,454,854
RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	18,883	1,201,336
RESTAURANTS—3.5%
Chipotle Mexican Grill, Inc., Cl. A*	1,627	2,368,277
Shake Shack, Inc., Cl. A*	66,855	3,866,225
The Cheesecake Factory, Inc.*	34,654	1,279,079
		7,513,581
SEMICONDUCTOR EQUIPMENT—5.0%
Applied Materials, Inc.	15,537	1,714,508
Enphase Energy, Inc.*	7,394	1,193,392
KLA Corp.	7,198	2,298,034
Lam Research Corp.	2,438	1,135,523
Onto Innovation, Inc.*	8,459	601,773
SolarEdge Technologies, Inc.*	15,562	3,896,880
		10,840,110
SEMICONDUCTORS—3.4%
Advanced Micro Devices, Inc.*	36,069	3,084,621
Microchip Technology, Inc.	36,219	2,361,479
SiTime Corp.*	11,247	1,895,906
		7,342,006
SYSTEMS SOFTWARE—4.8%
Crowdstrike Holdings, Inc., Cl. A*	17,507	3,479,691
Fortinet, Inc.*	9,005	2,602,535
Palo Alto Networks, Inc.*	7,731	4,339,256
		10,421,482

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—91.1% (CONT.)	SHARES	VALUE
TRUCKING—2.3%
Old Dominion Freight Line, Inc.	13,649	$3,823,358
Uber Technologies, Inc.*	35,392	1,114,140
		4,937,498
TOTAL COMMON STOCKS
(Cost $216,640,667)		195,944,792
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	–
(Cost $988,245)		–
RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	590,059	424,842
(Cost $315,501)		424,842
REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.	6,120	1,133,485
(Cost $1,211,790)		1,133,485
SPECIAL PURPOSE VEHICLE—1.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	48	1,675,536
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	690,175
		2,365,711
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,675,000)		2,365,711
Total Investments
(Cost $220,831,203)	92.9%	$199,868,830
Affiliated Securittes (Cost $2,663,245)		2,365,711
Unaffiliated Securities (Cost $218,167,958)		197,503,119
Other Assets in Excess of Liabilities	7.1%	15,257,676
NET ASSETS	100.0%	$215,126,506
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - qffiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,200,000	0.50%	$1,675,536	0.78%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.19%	690,175	0.32%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	0	0.00%
Tolero CDR	2/6/17	315,501	0.19%	424,842	0.20%
Total				$2,790,553	1.30%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.5%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
HEICO Corp.	45,840	$6,473,983
Mercury Systems, Inc.*	248,923	13,887,414
		20,361,397
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Lululemon Athletica, Inc.*	36,280	12,865,976
APPLICATION SOFTWARE—19.8%
Alteryx, Inc., Cl. A*	205,099	13,167,356
Bentley Systems, Inc., Cl. B	424,752	18,005,237
Bill.com Holdings, Inc.*	42,332	7,226,496
Confluent, Inc , Cl. A*	291,030	9,091,777
Coupa Software, Inc.*	113,874	9,827,326
Everbridge, Inc.*	331,616	14,292,650
Paylocity Holding Corp.*	52,618	9,977,951
Splunk, Inc.*	93,944	11,463,047
Tyler Technologies, Inc.*	30,794	12,154,700
Zendesk, Inc.*	83,802	10,227,196
		115,433,736
AUTOMOTIVE RETAIL—1.8%
O’Reilly Automotive, Inc.*	17,527	10,631,002
BIOTECHNOLOGY—3.1%
CareDx, Inc.*	203,175	6,184,647
Natera, Inc.*	340,547	11,960,011
		18,144,658
CASINOS & GAMING—3.8%
MGM Resorts International	534,846	21,950,080
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Marqeta, Inc., Cl. A*	870,973	8,100,049
DEPARTMENT STORES—1.4%
Kohl’s Corp.	138,435	8,012,618
DISTRIBUTORS—2.1%
Pool Corp.	30,894	12,518,867
DIVERSIFIED METALS & MINING—1.2%
MP Materials Corp.*	189,883	7,223,149
ELECTRIC UTILITIES—2.6%
Constellation Energy Corp.	259,470	15,363,219
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Generac Holdings, Inc.*	40,378	8,858,126
ENVIRONMENTAL & FACILITIES SERVICES—1.9%
Waste Connections, Inc.	81,715	11,274,218
FERTILIZERS & AGRICULTURAL CHEMICALS—1.2%
CF Industries Holdings, Inc.	69,864	6,764,931
HEALTHCARE EQUIPMENT—5.5%
Cutera, Inc.*	113,681	6,174,015
Dexcom, Inc.*	25,830	10,553,621
Insulet Corp.*	65,198	15,581,670
		32,309,306

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.5% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—2.8%
Doximity, Inc., Cl. A*	270,635	$10,790,217
Omnicell, Inc.*	53,244	5,812,648
		16,602,865
INTERNET SERVICES & INFRASTRUCTURE—5.7%
Cloudflare, Inc , C A*	118,456	10,203,800
MongoDB, Inc., Cl. A*	32,652	11,589,174
VeriSign, Inc.*	65,789	11,755,837
		33,548,811
LIFE SCIENCES TOOLS & SERVICES—4.7%
Avantor, Inc.*	632,398	20,160,848
Azenta, Inc.	95,172	7,134,093
		27,294,941
MOVIES & ENTERTAINMENT—1.0%
Liberty Media Corp.-Liberty Formula One, Cl. C*	91,952	5,731,368
OIL & GAS EQUIPMENT & SERVICES—2.1%
Baker Hughes Co., Cl. A	398,422	12,359,050
OIL & GAS EXPLORATION & PRODUCTION—2.7%
Diamondback Energy, Inc.	123,778	15,624,497
REGIONAL BANKS—3.1%
Signature Bank	74,292	17,997,237
SEMICONDUCTOR EQUIPMENT—3.3%
Enphase Energy, Inc.*	40,069	6,467,137
KLA Corp.	39,550	12,626,733
		19,093,870
SEMICONDUCTORS—1.2%
Universal Display Corp.	56,968	7,276,523
SPECIALTY STORES—3.1%
Petco Health & Wellness Co., Inc., Cl. A*	549,432	10,582,060
Ulta Beauty, Inc.*	18,581	7,372,941
		17,955,001
SYSTEMS SOFTWARE—6.2%
Crowdstrike Holdings, Inc., Cl. A*	64,760	12,871,698
CyberArk Software Ltd.*	63,353	9,955,290
Palo Alto Networks, Inc.*	23,787	13,351,167
		36,178,155
TRADING COMPANIES & DISTRIBUTORS—6.1%
Herc Holdings, Inc.	147,087	18,800,660
United Rentals, Inc.*	52,159	16,509,367
		35,310,027
TRUCKING—2.5%
XPO Logistics, Inc.*	268,162	14,424,434
TOTAL COMMON STOCKS
(Cost $621,914,220)		569,208,111

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $621,914,220)	97.5%	$569,208,111
Unaffiliated Securities (Cost $621,914,220)		569,208,111
Other Assets in Excess of Liabilities	2.5%	14,656,708
NET ASSETS	100.0%	$583,864,819

*	Non-income producing security.

THE ALGER FUNDS
ALGER WEATHERBIE ENDURING GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—91.5%	SHARES	VALUE
AEROSPACE & DEFENSE—4.8%
TransDigm Group, Inc.*	342	$203,425
APPLICATION SOFTWARE—18.0%
Avalara, Inc.*	510	38,796
HubSpot, Inc.*	350	132,800
Paylocity Holding Corp.*	1,814	343,989
SPS Commerce, Inc.*	1,175	140,565
The Trade Desk, Inc., Cl. A*	656	38,652
Vertex, Inc., Cl. A*	5,132	73,028
		767,830
ASSET MANAGEMENT & CUSTODY BANKS—5.7%
Hamilton Lane, Inc., Cl. A	1,946	133,457
StepStone Group, Inc., Cl. A	4,300	110,166
		243,623
CONSUMER FINANCE—3.2%
Upstart Holdings, Inc.*	1,820	136,536
EDUCATION SERVICES—5.6%
Chegg, Inc.*	9,684	239,582
ENVIRONMENTAL & FACILITIES SERVICES—20.7%
Casella Waste Systems, Inc., Cl. A*	3,863	317,693
Montrose Environmental Group, Inc.*	3,849	174,629
Waste Connections, Inc.	2,844	392,387
		884,709
GENERAL MERCHANDISE STORES—1.2%
Ollie’s Bargain Outlet Holdings, Inc.*	1,057	50,789
HEALTHCARE EQUIPMENT—3.2%
Insulet Corp.*	143	34,176
Nevro Corp.*	1,644	101,418
		135,594
INTERNET & DIRECT MARKETING RETAIL—0.6%
Wayfair, Inc., Cl. A*	336	25,852
MANAGED HEALTHCARE—5.6%
Progyny, Inc.*	6,249	240,274
OIL & GAS EQUIPMENT & SERVICES—5.7%
Core Laboratories NV	6,863	178,438
Dril-Quip, Inc.*	2,268	65,500
		243,938
REAL ESTATE SERVICES—7.8%
FirstService Corp.	2,647	330,584
REGIONAL BANKS—4.6%
Signature Bank	808	195,738
TRADING COMPANIES & DISTRIBUTORS—2.5%
SiteOne Landscape Supply, Inc.*	741	104,503
TRUCKING—2.3%
XPO Logistics, Inc.*	1,855	99,780
TOTAL COMMON STOCKS
(Cost $4,897,525)		3,902,757

THE ALGER FUNDS
ALGER WEATHERBIE ENDURING GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $4,897,525)	91.5%	$3,902,757
Unaffiliated Securities (Cost $4,897,525)		3,902,757
Other Assets in Excess of Liabilities	8.5%	361,392
NET ASSETS	100.0%	$4,264,149

*	Non-income producing security.

THE ALGER FUNDS
ALGER WEATHERBIE ENDURING GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—96.6%	SHARES	VALUE
ADVERTISING—0.3%
TechTarget, Inc.*	48,941	$3,294,219
AEROSPACE & DEFENSE—0.7%
Kratos Defense & Security Solutions, Inc.*	448,932	6,810,298
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Canada Goose Holdings, Inc.*	366,257	7,973,415
APPAREL RETAIL—1.3%
MYT Netherlands Parent BV#,*	1,087,076	12,979,687
APPLICATION SOFTWARE—8.5%
BTRS Holdings, Inc., Cl. 1*	552,785	3,714,715
Ebix, Inc.	125,736	3,746,933
Everbridge, Inc.*	44,682	1,925,794
SEMrush Holdings, Inc., Cl. A*	147,137	1,436,057
SPS Commerce, Inc.*	438,031	52,401,648
Vertex, Inc., Cl. A*	1,373,885	19,550,384
		82,775,531
ASSET MANAGEMENT & CUSTODY BANKS—8.2%
Hamilton Lane, Inc., Cl. A	623,708	42,773,895
StepStone Group, Inc., Cl. A	1,434,579	36,753,914
		79,527,809
BIOTECHNOLOGY—2.5%
ACADIA Pharmaceuticals, Inc.*	601,770	11,096,639
Natera, Inc.*	168,484	5,917,158
Ultragenyx Pharmaceutical, Inc.*	105,896	7,485,788
		24,499,585
CONSTRUCTION & ENGINEERING—2.7%
Ameresco, Inc., Cl. A*	515,859	26,019,928
CONSUMER FINANCE—0.8%
LendingTree, Inc.*	101,610	8,069,866
EDUCATION SERVICES—4.3%
Chegg, Inc.*	1,700,983	42,082,319
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.2%
Novanta, Inc.*	239,533	30,827,897
ENVIRONMENTAL & FACILITIES SERVICES—11.5%
Casella Waste Systems, Inc., Cl. A*	710,370	58,420,829
Montrose Environmental Group, Inc.*	1,184,288	53,731,146
		112,151,975
GENERAL MERCHANDISE STORES—0.9%
Ollie’s Bargain Outlet Holdings, Inc.*	183,394	8,812,082
HEALTHCARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	209,792	4,174,861
HEALTHCARE EQUIPMENT—4.8%
Glaukos Corp.*	371,678	17,576,652
Impulse Dynamics NV, Series E*,@,(a)	904,912	2,986,210
Inogen, Inc.*	160,297	4,052,308
Nevro Corp.*	354,130	21,846,280
		46,461,450
HEALTHCARE FACILITIES—1.1%
US Physical Therapy, Inc.	103,816	10,772,986

THE ALGER FUNDS
ALGER WEATHERBIE ENDURING GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—1.2%
Inspire Medical Systems, Inc.*	49,448	$10,174,420
Tabula Rasa HealthCare, Inc.*	463,234	1,561,099
		11,735,519
INSURANCE BROKERS—0.4%
Goosehead Insurance, Inc., Cl. A	59,020	3,393,060
IT CONSULTING & OTHER SERVICES—5.7%
CI&T, Inc., Cl. A*	818,389	10,401,724
Globant SA*	202,288	43,692,185
Grid Dynamics Holdings, Inc.*	59,361	826,305
		54,920,214
LEISURE FACILITIES—2.2%
Planet Fitness, Inc., Cl. A*	268,408	21,480,692
LEISURE PRODUCTS—2.8%
Latham Group, Inc.*	2,238,426	26,861,112
LIFE SCIENCES TOOLS & SERVICES—0.2%
NeoGenomics, Inc.*	190,268	1,798,033
MANAGED HEALTHCARE—4.8%
Progyny, Inc.*	1,208,879	46,481,398
OIL & GAS EQUIPMENT & SERVICES—6.1%
Core Laboratories NV	1,514,299	39,371,774
Dril-Quip, Inc.*	702,821	20,297,470
		59,669,244
PAPER PACKAGING—0.7%
Ranpak Holdings Corp., Cl. A*	450,162	6,788,443
PHARMACEUTICALS—0.3%
Aerie Pharmaceuticals, Inc.*	376,904	2,679,787
REAL ESTATE SERVICES—5.8%
FirstService Corp.	454,238	56,729,784
REGIONAL BANKS—2.3%
Seacoast Banking Corp. of Florida	690,425	22,438,813
RESTAURANTS—0.3%
Wingstop, Inc.	36,302	3,331,072
SEMICONDUCTORS—1.6%
Impinj, Inc.*	311,849	15,361,682
SYSTEMS SOFTWARE—1.7%
Rapid7, Inc.*	175,948	16,806,553
THRIFTS & MORTGAGE FINANCE—1.4%
Axos Financial, Inc.*	356,720	13,512,554
TRADING COMPANIES & DISTRIBUTORS—7.1%
SiteOne Landscape Supply, Inc.*	354,788	50,035,752
Transcat, Inc.*	257,877	18,825,021
		68,860,773
TOTAL COMMON STOCKS
(Cost $1,134,184,197)		940,082,641

THE ALGER FUNDS
ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$–
(Cost $1,041,633)		–
Total Investments
(Cost $1,135,225,830)	96.6%	$940,082,641
Affiliated Securities (Cost $1,041,633)		–
Unaffiliated Securities (Cost $1,134,184,197)		940,082,641
Other Assets in Excess of Liabilities	3.4%	32,746,949
NET ASSETS	100.0%	$972,829,590

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Impulse Dynamics NV, Series E	2/11/22	$2,986,210	0.24%	$2,986,210	0.31%
Prosetta Biosciences, Inc., Series D	2/6/15	1,041,633	0.10%	0	0.00%
Total				$2,986,210	0.31%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.2%	SHARES	VALUE
ADVERTISING—0.4%
Magnite, Inc.*	182,376	$1,759,928
AEROSPACE & DEFENSE—4.3%
HEICO Corp.	90,915	12,839,925
Hexcel Corp.	35,283	1,917,984
Mercury Systems, Inc.*	72,121	4,023,631
		18,781,540
AGRICULTURAL & FARM MACHINERY—0.2%
Hydrofarm Holdings Group, Inc.*	89,343	853,226
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Capri Holdings Ltd.*	139,974	6,676,760
APPAREL RETAIL—2.2%
Aritzia, Inc.*	107,440	3,826,389
Victoria’s Secret & Co.*	122,732	5,783,132
		9,609,521
APPLICATION SOFTWARE—20.2%
ACI Worldwide, Inc.*	260,589	7,197,468
Avalara, Inc.*	77,434	5,890,404
Bill.com Holdings, Inc.*	52,645	8,987,028
Blackbaud, Inc.*	80,261	4,655,941
Blackline, Inc.*	56,471	3,786,381
Digital Turbine, Inc.*	54,797	1,734,325
Everbridge, Inc.*	83,142	3,583,420
ForgeRock, Inc., Cl. A*	30,846	630,184
Guidewire Software, Inc.*	37,384	3,250,165
HubSpot, Inc.*	16,546	6,278,049
Manhattan Associates, Inc.*	71,517	9,336,544
Paycom Software, Inc.*	21,558	6,067,930
Paycor HCM, Inc.*	9,906	243,985
Q2 Holdings, Inc.*	110,365	5,709,182
SEMrush Holdings, Inc., Cl. A*	95,594	932,997
Smartsheet, Inc., Cl. A*	72,621	3,509,773
Sprout Social, Inc., Cl. A*	74,483	4,564,318
SPS Commerce, Inc.*	73,066	8,740,886
Vertex, Inc., Cl. A*	263,710	3,752,593
		88,851,573
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.	7,858	986,729
BIOTECHNOLOGY—2.8%
Alkermes PLC*	41,481	1,196,727
CareDx, Inc.*	262,342	7,985,690
Celldex Therapeutics, Inc.*	33,247	1,015,696
Karuna Therapeutics, Inc.*	12,932	1,441,401
Turning Point Therapeutics, Inc.*	19,625	577,760
		12,217,274
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
DLocal Ltd., Cl. A*	175,466	3,977,814
Marqeta, Inc., Cl. A*	164,098	1,526,112
		5,503,926

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	43,162	$1,581,887
ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Sunrun, Inc.*	67,621	1,351,068
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
908 Devices, Inc.*	53,247	945,134
Cognex Corp.	77,560	5,245,383
		6,190,517
FOOD DISTRIBUTORS—2.3%
The Chefs’ Warehouse, Inc.*	95,783	3,505,658
US Foods Holding Corp.*	173,126	6,513,000
		10,018,658
HEALTHCARE DISTRIBUTORS—0.3%
PetIQ, Inc., Cl. A*	62,859	1,250,894
HEALTHCARE EQUIPMENT—8.5%
CryoPort, Inc.*	117,316	2,646,649
Impulse Dynamics NV, Series E*,@,(a)	1,105,151	3,646,998
Inmode Ltd.*	193,402	4,856,324
Inogen, Inc.*	6,491	164,093
Insulet Corp.*	47,002	11,233,008
Mesa Laboratories, Inc.	28,104	6,003,858
Paragon 28, Inc.*	76,519	1,375,046
Tandem Diabetes Care, Inc.*	80,607	7,776,963
		37,702,939
HEALTHCARE FACILITIES—1.2%
The Joint Corp.*	167,422	5,109,719
HEALTHCARE SERVICES—1.0%
Biodesix, Inc.*	63,254	101,839
Guardant Health, Inc.*	55,649	3,433,544
Privia Health Group, Inc.*	48,972	1,076,894
		4,612,277
HEALTHCARE SUPPLIES—4.5%
Neogen Corp.*	449,145	11,857,428
Quidel Corp.*	80,633	8,113,292
		19,970,720
HEALTHCARE TECHNOLOGY—2.9%
Convey Health Solutions Holdings, Inc.*	137,010	697,381
Definitive Healthcare Corp , Cl. A*	34,409	813,773
Doximity, Inc., Cl. A*	18,514	738,153
Renalytix PLC#,*	167,540	849,428
Sophia Genetics SA*	80,712	518,978
Veeva Systems, Inc., Cl. A*	50,876	9,256,888
		12,874,601
HOMEBUILDING—0.3%
Skyline Champion Corp.*	24,213	1,235,832
HOMEFURNISHING RETAIL—0.7%
Arhaus, Inc., Cl. A*	51,287	367,728
Bed Bath & Beyond, Inc.*	215,866	2,937,936
		3,305,664

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
LegalZoom.com, Inc.*	146,039	$2,095,660
Upwork, Inc.*	135,234	2,835,857
		4,931,517
HYPERMARKETS & SUPER CENTERS—2.5%
BJ’s Wholesale Club Holdings, Inc.*	173,698	11,177,466
INDUSTRIAL MACHINERY—0.5%
Gates Industrial Corp. PLC*	163,155	2,080,226
INTERACTIVE HOME ENTERTAINMENT—1.0%
Take-Two Interactive Software, Inc.*	35,756	4,273,200
INTERACTIVE MEDIA & SERVICES—1.7%
Bumble, Inc., Cl. A*	43,761	1,049,826
Eventbrite, Inc., Cl. A*	117,706	1,245,330
Genius Sports Ltd.*	538,894	2,058,575
Tripadvisor, Inc.*	129,510	3,324,522
		7,678,253
INTERNET & DIRECT MARKETING RETAIL—0.7%
Farfetch Ltd., Cl. A*	138,803	1,554,593
The RealReal, Inc.*	270,685	1,467,113
		3,021,706
INTERNET SERVICES & INFRASTRUCTURE—0.6%
BigCommerce Holdings, Inc.*	148,823	2,659,467
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	40,770	3,262,823
LIFE SCIENCES TOOLS & SERVICES—7.6%
Akoya Biosciences, Inc.*	141,514	1,331,647
Alpha Teknova, Inc.*	32,364	363,448
Bio-Techne Corp.	38,184	14,498,083
Codex DNA, Inc.*	80,605	298,238
Cytek Biosciences, Inc.*	56,527	534,180
ICON PLC*	9,708	2,196,047
Maravai LifeSciences Holdings, Inc., Cl. A*	39,236	1,205,722
MaxCyte, Inc.*	48,750	270,075
NanoString Technologies, Inc.*	235,342	4,419,723
NeoGenomics, Inc.*	177,510	1,677,469
Personalis, Inc.*	111,165	622,524
Rapid Micro Biosystems, Inc., Cl. A*	65,516	381,958
Repligen Corp.*	35,207	5,535,949
		33,335,063
MANAGED HEALTHCARE—1.4%
HealthEquity, Inc.*	97,624	6,083,928
MOVIES & ENTERTAINMENT—3.2%
Live Nation Entertainment, Inc.*	135,810	14,243,753
OIL & GAS EQUIPMENT & SERVICES—0.9%
ChampionX Corp.	80,702	1,702,812
ProPetro Holding Corp.*	168,473	2,382,208
		4,085,020

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—4.5%
Coterra Energy, Inc.	86,935	$2,502,859
Magnolia Oil & Gas Corp., Cl. A	740,959	17,219,887
		19,722,746
PERSONAL PRODUCTS—0.4%
The Beauty Health Co.*	124,143	1,626,273
PRECIOUS METALS & MINERALS—0.5%
Xometry, Inc., Cl. A*	63,018	2,068,251
REGIONAL BANKS—0.9%
Webster Financial Corp.	80,814	4,039,892
RESTAURANTS—4.7%
Shake Shack, Inc., Cl. A*	153,637	8,884,828
Sweetgreen, Inc., Cl. A*	40,563	1,095,201
The Cheesecake Factory, Inc.*	176,680	6,521,259
Wingstop, Inc.	44,443	4,078,089
		20,579,377
SEMICONDUCTOR EQUIPMENT—0.6%
SolarEdge Technologies, Inc.*	10,950	2,741,989
SEMICONDUCTORS—0.7%
Universal Display Corp.	22,795	2,911,605
SPECIALTY CHEMICALS—2.9%
Balchem Corp.	105,570	13,006,224
SPECIALTY STORES—1.3%
Brilliant Earth Group, Inc., Cl. A*	23,896	183,999
Five Below, Inc.*	34,664	5,445,715
		5,629,714
TOTAL COMMON STOCKS
(Cost $458,480,798)		419,603,746
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	–
(Cost $228,096)		–
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	125,843
(Cost $94,483)		125,843
REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
RETAIL—1.0%
Tanger Factory Outlet Centers, Inc.	262,068	4,227,157
(Cost $4,316,432)		4,227,157
SPECIAL PURPOSE VEHICLE—0.7%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	72	2,513,304
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	690,175
		3,203,479
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $2,275,000)		3,203,479
		VALUE
Total Investments
(Cost $465,394,809)	96.9%	$427,160,225
Affiliated Securities (Cost $2,503,096)		3,203,479
Unaffiliated Securities (Cost $462,891,713)		423,956,746
Other Assets in Excess of Liabilities	3.1%	13,499,127
NET ASSETS	100.0%	$440,659,352

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,800,000	0.49%	$2,513,304	0.57%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.10%	690,175	0.16%
Impulse Dynamics NV, Series E	2/11/22	3,646,998	0.69%	3,646,998	0.83%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	0	0.00%
Tolero CDR	2/6/17	94,483	0.08%	125,843	0.02%
Total				$6,976,320	1.58%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—98.4%	SHARES	VALUE
AEROSPACE & DEFENSE—1.2%
Mercury Systems, Inc.*	781,879	$43,621,029
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Capri Holdings Ltd.*	1,177,460	56,164,842
APPAREL RETAIL—1.0%
Aritzia, Inc.*	1,027,460	36,592,165
APPLICATION SOFTWARE—20.5%
Avalara, Inc.*	727,891	55,370,668
Blackline, Inc.*	1,458,474	97,790,682
Clearwater Analytics Holdings, Inc., Cl. A*	3,908,663	68,557,949
Everbridge, Inc.*	676,660	29,164,046
Guidewire Software, Inc.*	1,235,361	107,402,285
Paycom Software, Inc.*	349,665	98,420,208
PROS Holdings, Inc.*	3,436,480	95,980,886
Q2 Holdings, Inc.*	1,320,723	68,321,001
Smartsheet, Inc., Cl. A*	1,586,956	76,697,583
Sprout Social, Inc., Cl. A*	1,140,717	69,903,138
		767,608,446
BIOTECHNOLOGY—5.2%
CareDx, Inc.*	2,366,561	72,038,117
Natera, Inc.*	2,050,146	72,001,127
Vericel Corp.*	1,702,582	48,523,587
		192,562,831
BUILDING PRODUCTS—1.3%
Trex Co., Inc.*	865,437	50,359,779
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
TaskUS, Inc., Cl. A*	1,739,708	50,260,164
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
Cognex Corp.	899,290	60,818,983
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
Casella Waste Systems, Inc., Cl. A*	521,270	42,869,245
HEALTHCARE EQUIPMENT—11.9%
AtriCure, Inc.*	2,206,555	114,586,401
CryoPort, Inc.*	2,824,632	63,723,698
Heska Corp.*	833,571	91,559,439
Inmode Ltd.*	573,997	14,413,065
Insulet Corp.*	333,527	79,709,618
Shockwave Medical, Inc.*	528,911	79,934,319
		443,926,540
HEALTHCARE FACILITIES—0.8%
The Joint Corp.*	943,391	28,792,293
HEALTHCARE SUPPLIES—5.7%
BioLife Solutions, Inc.*	1,561,529	19,784,572
Neogen Corp.*	2,814,615	74,305,836
Quidel Corp.*	1,178,227	118,553,201
		212,643,609

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—98.4% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—6.2%
Evolent Health, Inc., Cl. A*	2,128,115	$58,565,725
Inspire Medical Systems, Inc.*	652,109	134,177,948
Veeva Systems, Inc., Cl. A*	219,604	39,956,948
		232,700,621
INDUSTRIAL MACHINERY—4.9%
RBC Bearings, Inc.*	1,090,032	183,506,887
INTERACTIVE MEDIA & SERVICES—0.5%
Genius Sports Ltd.*	5,066,599	19,354,408
LIFE SCIENCES TOOLS & SERVICES—6.8%
Bio-Techne Corp.	354,656	134,659,337
NanoString Technologies, Inc.*	2,248,544	42,227,656
Repligen Corp.*	490,126	77,067,412
		253,954,405
MANAGED HEALTHCARE—2.3%
HealthEquity, Inc.*	1,377,578	85,850,661
OIL & GAS EQUIPMENT & SERVICES—2.7%
ChampionX Corp.	4,734,428	99,896,431
OIL & GAS EXPLORATION & PRODUCTION—4.9%
PDC Energy, Inc.	1,521,897	106,137,097
Viper Energy Partners LP	2,688,621	77,244,081
		183,381,178
PACKAGED FOODS & MEATS—1.6%
Freshpet, Inc.*	655,781	61,217,156
REGIONAL BANKS—2.3%
Popular, Inc.	1,086,358	84,725,061
RESTAURANTS—3.4%
Shake Shack, Inc., Cl. A*	1,231,360	71,209,549
Wingstop, Inc.	616,603	56,579,491
		127,789,040
SEMICONDUCTORS—2.2%
Monolithic Power Systems, Inc.	204,845	80,348,403
SYSTEMS SOFTWARE—1.3%
Tenable Holdings, Inc.*	846,061	46,727,949
TRADING COMPANIES & DISTRIBUTORS—4.1%
Herc Holdings, Inc.	1,196,444	152,929,472
TRUCKING—2.1%
Saia, Inc.*	385,607	79,419,618
TOTAL COMMON STOCKS
(Cost $3,918,199,649)		3,678,021,216
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	8,572
(Cost $6,436)		8,572
Total Investments
(Cost $3,918,206,085)	98.4%	$3,678,029,788
Unaffiliated Securities (Cost $3,918,206,085)		3,678,029,788
Other Assets in Excess of Liabilities	1.6%	58,872,919
NET ASSETS	100.0%	$3,736,902,707

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2022
Tolero CDR	2/6/17	$6,436	0.00%	$8,572	0.00%
Total				$8,572	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.3%	SHARES	VALUE
ARGENTINA—1.5%
INTERNET & DIRECT MARKETING RETAIL—1.5%
MercadoLibre, Inc.*	2,350	$2,288,030
(Cost $3,784,277)
AUSTRALIA—5.0%
APPLICATION SOFTWARE—2.0%
Xero Ltd.*	46,600	3,073,121
HEALTHCARE SUPPLIES—1.3%
Nanosonics Ltd.*	694,062	1,918,018
HEALTHCARE TECHNOLOGY—1.7%
Pro Medicus Ltd.	81,000	2,649,189
TOTAL AUSTRALIA
(Cost $7,093,135)		7,640,328
BELGIUM—0.4%
APPLICATION SOFTWARE—0.4%
Unifiedpost Group SA*	94,778	598,628
(Cost $2,388,301)
BRAZIL—1.4%
DIVERSIFIED CAPITAL MARKETS—1.4%
Banco BTG Pactual SA	454,000	2,121,092
(Cost $2,572,288)
CHINA—5.9%
AUTOMOBILE MANUFACTURERS—2.4%
BYD Co., Ltd., Cl. H	126,084	3,669,285
DIVERSIFIED METALS & MINING—1.3%
Ganfeng Lithium Co., Ltd., Cl. H	167,000	1,998,872
FINANCIAL EXCHANGES & DATA—2.2%
East Money Information Co., Ltd., Cl. A	1,024,797	3,463,623
TOTAL CHINA
(Cost $9,701,104)		9,131,780
FRANCE—14.2%
APPAREL ACCESSORIES & LUXURY GOODS—4.9%
EssilorLuxottica SA	22,300	3,795,986
LVMH Moet Hennessy Louis Vuitton SE	5,900	3,817,555
		7,613,541
ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Schneider Electric SE	25,200	3,614,907
LIFE SCIENCES TOOLS & SERVICES—3.6%
Eurofins Scientific SE	60,300	5,603,353
RESEARCH & CONSULTING SERVICES—3.3%
Teleperformance	14,157	5,080,381
TOTAL FRANCE
(Cost $16,624,881)		21,912,182
GERMANY—7.0%
AEROSPACE & DEFENSE—1.8%
Hensoldt AG	98,000	2,728,812

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
GERMANY—7.0% (CONT.)
FOOTWEAR—1.9%
Puma SE	40,600	$2,986,867
OIL & GAS REFINING & MARKETING—3.3%
VERBIO Vereinigte BioEnergie AG	71,000	5,030,656
TOTAL GERMANY
(Cost $8,731,251)		10,746,335
HONG KONG—7.3%
APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Samsonite International SA*	2,240,157	4,909,487
BREWERS—2.1%
Budweiser Brewing Co. APAC Ltd.	1,290,000	3,209,795
INDUSTRIAL MACHINERY—2.0%
Techtronic Industries Co., Ltd.	237,000	3,163,521
TOTAL HONG KONG
(Cost $8,248,946)		11,282,803
INDIA—6.1%
DIVERSIFIED BANKS—2.4%
HDFC Bank Ltd.#	66,800	3,688,028
INTERNET & DIRECT MARKETING RETAIL—1.0%
FSN E-Commerce Ventures Ltd.*	71,000	1,552,669
INVESTMENT BANKING & BROKERAGE—2.7%
Angel One Ltd.	169,000	4,246,721
TOTAL INDIA
(Cost $7,815,330)		9,487,418
IRELAND—2.4%
PACKAGED FOODS & MEATS—2.4%
Kerry Group PLC, Cl. A	33,741	3,723,287
(Cost $3,756,244)
ITALY—6.2%
APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Moncler SpA	94,386	4,916,217
AUTOMOBILE MANUFACTURERS—3.0%
Ferrari NV	22,162	4,648,258
TOTAL ITALY
(Cost $7,526,807)		9,564,475
JAPAN—4.6%
HEALTHCARE SUPPLIES—1.7%
Hoya Corp.	26,900	2,669,819
INDUSTRIAL MACHINERY—1.9%
Ebara Corp.	63,000	2,893,648
SEMICONDUCTOR EQUIPMENT—1.0%
Lasertec Corp.	11,400	1,523,174
TOTAL JAPAN
(Cost $8,003,579)		7,086,641

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
NETHERLANDS—8.7%
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Adyen NV*	1,875	$3,144,478
HEAVY ELECTRICAL EQUIPMENT—2.8%
Alfen Beheer BV*	48,600	4,370,143
SEMICONDUCTOR EQUIPMENT—3.9%
ASML Holding NV#	10,500	5,958,307
TOTAL NETHERLANDS
(Cost $5,201,935)		13,472,928
NORWAY—3.9%
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Aker Carbon Capture ASA*	1,560,510	3,152,068
INDUSTRIAL MACHINERY—1.9%
AutoStore Holdings Ltd.*,(a)	1,289,036	2,874,465
TOTAL NORWAY
(Cost $8,449,242)		6,026,533
SOUTH KOREA—2.2%
SPECIALTY CHEMICALS—2.2%
Chunbo Co., Ltd.	15,800	3,412,075
(Cost $2,580,839)
SPAIN—2.2%
BIOTECHNOLOGY—2.2%
Grifols SA#	309,741	3,323,521
(Cost $5,399,542)
SWEDEN—1.4%
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
EQT AB	74,298	2,102,865
(Cost $755,883)
SWITZERLAND—6.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Partners Group Holding AG	2,284	2,420,017
LIFE SCIENCES TOOLS & SERVICES—2.1%
PolyPeptide Group AG	36,406	3,186,045
SPECIALTY CHEMICALS—2.3%
Sika AG	11,800	3,604,593
TOTAL SWITZERLAND
(Cost $6,419,571)		9,210,655
TAIWAN—2.9%
SEMICONDUCTORS—2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.#	48,400	4,497,812
(Cost $4,564,011)
UNITED KINGDOM—4.0%
FINANCIAL EXCHANGES & DATA—4.0%
London Stock Exchange Group PLC	63,200	6,230,998
(Cost $5,453,181)

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.3% (CONT.)	SHARES	VALUE
UNITED STATES—4.0%
IT CONSULTING & OTHER SERVICES—1.6%
EPAM Systems, Inc.*	9,550	$2,530,654
OIL & GAS EQUIPMENT & SERVICES—2.4%
Schlumberger NV	94,500	3,686,445
TOTAL UNITED STATES
(Cost $7,901,501)		6,217,099
TOTAL COMMON STOCKS
(Cost $132,971,848)		150,077,485
Total Investments
(Cost $132,971,848)	97.3%	$150,077,485
Unaffiliated Securities (Cost $132,971,848)		150,077,485
Other Assets in Excess of Liabilities	2.7%	4,198,993
NET ASSETS	100.0%	$154,276,478

#	American Depositary Receipts.
(a)
Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 1.9% of the net assets of the Fund.

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.5%	SHARES	VALUE
BIOTECHNOLOGY—29.9%
AbbVie, Inc.	75,862	$11,142,611
Abivax SA*	29,483	592,202
Aerovate Therapeutics, Inc.*	167,007	2,129,339
Alkermes PLC*	226,224	6,526,562
Apellis Pharmaceuticals, Inc.*	85,737	3,732,132
Celldex Therapeutics, Inc.*	119,161	3,640,369
Coherus Biosciences, Inc.*	155,763	1,408,098
Compass Therapeutics, Inc.*	608,536	894,548
HilleVax, Inc.*	125,000	2,386,250
Icosavax, Inc.*	156,673	1,135,879
IGM Biosciences, Inc.*	62,152	1,040,424
Ionis Pharmaceuticals, Inc.*	141,459	5,200,033
IVERIC bio, Inc.*	293,575	4,066,014
Kezar Life Sciences, Inc.*	184,619	2,193,274
Mersana Therapeutics, Inc.*	323,068	1,124,277
PDS Biotechnology Corp.*	119,082	658,523
Prometheus Biosciences, Inc.*	150,642	3,961,885
Vaxcyte, Inc.*	83,573	2,023,302
Vertex Pharmaceuticals, Inc.*	24,361	6,655,912
		60,511,634
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
908 Devices, Inc.*	103,236	1,832,439
FERTILIZERS & AGRICULTURAL CHEMICALS—1.7%
Corteva, Inc.	58,681	3,385,307
HEALTHCARE DISTRIBUTORS—7.7%
AmerisourceBergen Corp., Cl. A	41,544	6,285,192
McKesson Corp.	30,309	9,383,969
		15,669,161
HEALTHCARE EQUIPMENT—11.5%
Boston Scientific Corp *	96,842	4,078,017
Edwards Lifesciences Corp.*	73,772	7,803,602
Glaukos Corp.*	23,840	1,127,393
Heska Corp.*	6,717	737,795
Impulse Dynamics NV, Series E*,@,(a)	1,515,152	5,000,002
iRhythm Technologies, Inc.*	36,624	4,518,303
		23,265,112
HEALTHCARE FACILITIES—5.7%
Acadia Healthcare Co., Inc.*	154,695	10,500,696
Tenet Healthcare Corp.*	14,541	1,054,368
		11,555,064
HEALTHCARE SERVICES—5.9%
Amedisys, Inc.*	29,763	3,799,247
CVS Health Corp.	23,033	2,214,162
Guardant Health, Inc.*	30,507	1,882,282
Signify Health, Inc., Cl. A*	285,610	3,941,418
		11,837,109
HEALTHCARE TECHNOLOGY—2.3%
Inspire Medical Systems, Inc.*	22,352	4,599,148

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

COMMON STOCKS—97.5% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.1%
10X Genomics, Inc., Cl. A*	25,481	$1,216,973
Standard BioTools, Inc.*	400,288	1,060,763
		2,277,736
MANAGED HEALTHCARE—9.1%
Centene Corp.*	111,927	9,015,720
UnitedHealth Group, Inc.	18,484	9,400,038
		18,415,758
PHARMACEUTICALS—21.7%
AstraZeneca PLC	84,502	11,276,052
Axsome Therapeutics, Inc.*	30,527	969,232
Bayer AG*	164,923	10,862,105
Bristol-Myers Squibb Co.	118,226	8,898,871
EyePoint Pharmaceuticals, Inc.*	72,100	814,730
Intra-Cellular Therapies, Inc.*	79,987	4,048,142
Ipsen SA	25,259	2,618,071
Jazz Pharmaceuticals PLC*	27,259	4,367,437
		43,854,640
TOTAL COMMON STOCKS
(Cost $202,605,387)		197,203,108
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	–
(Cost $4,038,147)		–
RIGHTS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.7%
Tolero CDR*,@,(a),(c)	1,956,996	1,409,037
(Cost $1,044,370)		1,409,037
Total Investments
(Cost $207,687,904)	98.2%	$198,612,145
Affiliated Securities (Cost $4,038,147)		–
Unaffiliated Securities (Cost $203,649,757)		198,612,145
Other Assets in Excess of Liabilities	1.8%	3,611,070
NET ASSETS	100.0%	$202,223,215

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2022 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

	Acquisition	Acquisition	% of net assets (Acquisition	Market	% of net assets as of
Security	Date(s)	Cost	Date)	Value	4/30/2022
Impulse Dynamics NV, Series E	2/11/22	$5,000,002	2.07%	$5,000,002	2.47%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	0	0.00%
Tolero CDR	2/6/17	1,044,370	0.90%	1,409,037	0.70%
Total				$6,409,039	3.17%

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	Alger Capital Appreciation Fund		Alger 35 Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedules of investments	$2,209,706,398		$28,884,418
Investments in affiliated securities, at value (identified cost below)** see accompanying schedules of investments	3,874,677		—
Cash and cash equivalents	34,984,044		10,183
Foreign cash †	257,323		—
Receivable for investment securities sold	8,251,737		3,200,220
Receivable for shares of beneficial interest sold	1,601,129		—
Dividends and interest receivable	654,061		8,242
Receivable from Investment Manager	—		16,062
Prepaid expenses	278,620		3,657
Total Assets	2,259,607,989		32,122,782

LIABILITIES:
Payable for investment securities purchased	34,471,528		2,182,795
Payable for shares of beneficial interest redeemed	5,881,548		—
Accrued investment advisory fees	1,572,757		12,249
Accrued distribution fees	322,242		—
Accrued shareholder administrative fees	26,354		272
Accrued administrative fees	55,412		749
Accrued custodian fees	26,176		601
Accrued transfer agent fees	1,118,753		496
Accrued printing fees	58,538		695
Accrued professional fees	40,649		23,183
Accrued trustee fees	6,462		81
Accrued fund accounting fees	105,628		11,344
Accrued other expenses	3,892		1,315
Total Liabilities	43,689,939		2,233,780
NET ASSETS	$2,215,918,050		$29,889,002

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,431,941,826		41,642,370
Distributable earnings (Distributions in excess of earnings)	783,976,224		(11,753,368)
NET ASSETS	$2,215,918,050		$29,889,002
* identified cost	$1,632,305,954(a	)	$30,948,758(b	)
** identified cost	$2,775,000(a	)	$—
† Cost of foreign cash	$256,262(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Capital Appreciation Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class A	$926,444,825	$—
Class C	$121,682,919	$—
Class Z	$1,167,790,306	$29,889,002

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	39,607,795	—
Class C	8,523,502	—
Class Z	46,867,727	2,804,918

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$23.39	$—
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$24.69	$—
Class C — Net Asset Value Per Share Class C	$14.28	$—
Class Z — Net Asset Value Per Share Class Z	$24.92	$10.66

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,651,500,270, amounted to $562,080,805 which consisted of aggregate gross unrealized appreciation of $738,299,897 and aggregate gross unrealized depreciation of $176,219,092.

(b)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $30,975,843, amounted to $2,091,425 which consisted of aggregate gross unrealized appreciation of $1,845,932 and aggregate gross unrealized depreciation of $3,937,357.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Growth & Income Fund		Alger Mid Cap Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedules of investments	$172,007,767		$197,503,119
Investments in affiliated securities, at value (identified cost below)** see accompanying schedules of investments	—		2,365,711
Cash and cash equivalents	10,098,440		7,457,733
Receivable for investment securities sold	—		8,328,133
Receivable for shares of beneficial interest sold	798,103		72,402
Dividends and interest receivable	257,606		14,192
Receivable from Investment Manager	—		5,886
Prepaid expenses	64,145		83,429
Total Assets	183,226,061		215,830,605

LIABILITIES:
Payabl for shares of beneficial interest redeemed	468,992		294,611
Accrued investment advisory fees	77,928		148,285
Accrued distribution fees	39,745		50,576
Accrued shareholder administrative fees	2,269		2,996
Accrued administrative fees	4,286		5,366
Accrued custodian fees	2,352		36,376
Accrued transfer agent fees	54,268		86,962
Accrued printing fees	8,104		19,692
Accrued professional fees	25,129		32,087
Accrued trustee fees	311		630
Accrued fund accounting fees	19,063		23,682
Accrued other expenses	1,201		2,836
Total Liabilities	703,648		704,099
NET ASSETS	$182,522,413		$215,126,506

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	98,367,190		261,851,821
Distributable earnings (Distributions in excess of earnings)	84,155,223		(46,725,315)
NET ASSETS	$182,522,413		$215,126,506
* identified cost	$89,318,657(a	)	$218,167,958(b	)
** identified cost	$—		$2,663,245(b	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$107,650,381	$162,256,540
Class B	$—	$10,018,476
Class C	$19,374,229	$5,267,347
Class Z	$55,497,803	$37,584,143

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,934,410	13,868,875
Class B	—	1,366,711
Class C	354,046	765,506
Class Z	995,916	3,119,606

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$55.65	$11.70
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$58.73	$12.35
Class B — Net Asset Value Per Share Class B	$—	$7.33
Class C — Net Asset Value Per Share Class C	$54.72	$6.88
Class Z — Net Asset Value Per Share Class Z	$55.73	$12.05

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $88,631,417, amounted to $83,376,350 which consisted of aggregate gross unrealized appreciation of $84,542,456 and aggregate gross unrealized depreciation of $1,166,106.

(b)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $222,471,466, amounted to $22,602,636 which consisted of aggregate gross unrealized appreciation of $6,884,196 and aggregate gross unrealized depreciation of $29,486,832.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund		Alger Weatherbie Enduring Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedules of investments	$569,208,111		$3,902,757
Cash and cash equivalents	17,373,083		295,078
Foreign cash †	345		—
Receivable for shares of beneficial interest sold	1,255,841		—
Dividends and interest receivable	42,112		452
Receivable from Investment Manager	—		21,145
Prepaid expenses	138,360		77,822
Total Assets	588,017,852		4,297,254

LIABILITIES:
Payable for investment securities purchased	1,207,691		—
Payable for shares of beneficial interest redeemed	2,457,378		—
Due to investment advisor	6		—
Accrued investment advisory fees	308,617		2,704
Accrued distribution fees	23,405		117
Accrued shareholder administrative fees	5,386		40
Accrued administrative fees	14,714		106
Accrued custodian fees	4,770		1,555
Accrued transfer agent fees	45,848		113
Accrued printing fees	27,811		201
Accrued professional fees	26,869		13,934
Accrued trustee fees	1,727		15
Accrued fund accounting fees	23,960		13,873
Accrued other expenses	4,851		447
Total Liabilities	4,153,033		33,105
NET ASSETS	$583,864,819		$4,264,149

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	663,824,492		5,452,241
Distributions in excess of earnings	(79,959,673)		(1,188,092)
NET ASSETS	$583,864,819		$4,264,149
* identified cost	$621,914,220(a	)	$4,897,525(b	)
† Cost of foreign cash	$363(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund
NET ASSETS BY CLASS:
Class A	$3,270,684	$126,450
Class C	$2,934,129	$77,803
Class I	$86,918,488	$78,019
Class Y	$89,795	$390,667
Class Z	$490,651,723	$3,591,210

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	233,479	16,209
Class C	210,681	10,000
Class I	6,203,671	10,000
Class Y	6,359	50,000
Class Z	34,733,515	459,708

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.01	$7.80
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.78	$8.23
Class C — Net Asset Value Per Share Class C	$13.93	$7.78
Class I — Net Asset Value Per Share Class I	$14.01	$7.80
Class Y — Net Asset Value Per Share Class Y	$14.12	$7.81
Class Z — Net Asset Value Per Share Class Z	$14.13	$7.81

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $625,220,219, amounted to $56,012,108 which consisted of aggregate gross unrealized appreciation of $11,851,598 and aggregate gross unrealized depreciation of $67,863,706.

(b)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $4,897,525, amounted to $994,768 which consisted of aggregate gross unrealized appreciation of $29,673 and aggregate gross unrealized depreciation of $1,024,441.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund		Alger Small Cap Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedules of investments	$940,082,641		$423,956,746
Investments in affiliated securities, at value (identified cost below)** see accompanying schedules of investments	—		3,203,479
Cash and cash equivalents	34,529,431		13,616,237
Receivable for investment securities sold	10,143,187		213,156
Receivable for shares of beneficial interest sold	2,133,845		496,909
Dividends and interest receivable	18,090		52,414
Receivable from Investment Manager	2,292		1,870
Prepaid expenses	144,547		133,225
Total Assets	987,054,033		441,674,036

LIABILITIES:
Payable for investment securities purchased	9,294,026		—
Payable for shares of beneficial interest redeemed	3,631,083		333,094
Accrued investment advisory fees	733,799		322,156
Accrued distribution fees	94,652		60,947
Accrued shareholder administrative fees	10,335		5,079
Accrued administrative fees	25,098		10,937
Accrued custodian fees	12,526		45,062
Accrued transfer agent fees	262,507		136,181
Accrued printing fees	68,793		26,217
Accrued professional fees	28,645		37,471
Accrued trustee fees	3,224		1,281
Accrued fund accounting fees	56,359		30,792
Accrued other expenses	3,396		5,467
Total Liabilities	14,224,443		1,014,684
NET ASSETS	$972,829,590		$440,659,352

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,194,336,506		478,520,987
Distributions in excess of earnings	(221,506,916)		(37,861,635)
NET ASSETS	$972,829,590		$440,659,352
* identified cost	$1,134,184,197(a	)	$462,891,713(b	)
** identified cost	$1,041,633(a	)	$2,503,096(b	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$144,960,122	$159,923,997
Class B	$—	$3,315,039
Class C	$55,627,473	$24,194,374
Class I	$40,920,311	$—
Class Y	$53,757,621	$365,137
Class Z	$677,564,063	$252,860,805

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	11,551,397	16,625,405
Class B	—	512,174
Class C	8,127,586	4,019,055
Class I	3,147,593	—
Class Y	4,040,893	36,127
Class Z	49,174,963	25,036,646

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$12.55	$9.62
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$13.24	$10.15
Class B — Net Asset Value Per Share Class B	$—	$6.47
Class C — Net Asset Value Per Share Class C	$6.84	$6.02
Class I — Net Asset Value Per Share Class I	$13.00	$—
Class Y — Net Asset Value Per Share Class Y	$13.30	$10.11
Class Z — Net Asset Value Per Share Class Z	$13.78	$10.10

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,151,719,833, amounted to $211,637,192 which consisted of aggregate gross unrealized appreciation of $53,838,949 and aggregate gross unrealized depreciation of $265,476,141.

(b)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $466,196,297, amounted to $39,036,072 which consisted of aggregate gross unrealized appreciation of $71,770,127 and aggregate gross unrealized depreciation of $110,806,199.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Small Cap Focus Fund		Alger International Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedules of investments	$3,678,029,788		$150,077,485
Cash and cash equivalents	2,281,562		4,703,152
Foreign cash †	—		83,010
Receivable for investment securities sold	68,150,834		—
Receivable for shares of beneficial interest sold	6,842,347		4,669
Dividends and interest receivable	—		359,891
Receivable from Investment Manager	—		12,061
Prepaid expenses	443,755		72,510
Total Assets	3,755,748,286		155,312,778

LIABILITIES:
Payable for investment securities purchased	—		566,479
Payable for shares of beneficial interest redeemed	14,154,992		26,888
Foreign capital gain tax payable	—		129,152
Accrued investment advisory fees	2,644,781		97,072
Accrued distribution fees	230,822		41,728
Accrued shareholder administrative fees	37,756		2,134
Accrued administrative fees	96,975		3,760
Accrued custodian fees	21,994		30,666
Accrued transfer agent fees	1,274,083		51,852
Accrued printing fees	234,850		14,814
Accrued professional fees	37,626		37,306
Accrued trustee fees	14,218		408
Accrued fund accounting fees	93,309		22,112
Accrued other expenses	4,173		11,929
Total Liabilities	18,845,579		1,036,300
NET ASSETS	$3,736,902,707		$154,276,478

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,175,906,120		142,916,733
Distributable earnings (Distributions in excess of earnings)	(439,003,413)		11,359,745
NET ASSETS	$3,736,902,707		$154,276,478
* Identified cost	$3,918,206,085(a	)	$132,971,848(b	)
† Cost of foreign cash	$—		$82,804(b	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund
NET ASSETS BY CLASS:
Class A	$276,127,045	$115,194,483
Class B	$—	$15,440,081
Class C	$132,929,860	$2,361,797
Class I	$177,353,394	$1,284,231
Class Y	$267,292,206	$—
Class Z	$2,883,200,202	$19,995,886

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	15,796,324	6,659,794
Class B	—	1,042,228
Class C	8,692,654	167,385
Class I	9,850,071	74,014
Class Y	14,494,099	—
Class Z	156,356,579	1,134,449

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$17.48	$17.30
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$18.45	$18.26
Class B — Net Asset Value Per Share Class B	$—	$14.81
Class C — Net Asset Value Per Share Class C	$15.29	$14.11
Class I — Net Asset Value Per Share Class I	$18.01	$17.35
Class Y — Net Asset Value Per Share Class Y	$18.44	$—
Class Z — Net Asset Value Per Share Class Z	$18.44	$17.63

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $3,929,674,891, amounted to $251,645,103 which consisted of aggregate gross unrealized appreciation of $502,500,045 and aggregate gross unrealized depreciation of $754,145,148.

(b)
At April 30, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $135,027,897, amounted to $15,049,588 which consisted of aggregate gross unrealized appreciation of $38,066,605 and aggregate gross unrealized depreciation of $23,017,017.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

	Alger Health Sciences Fund
ASSETS:
Investments in unaffiliated securities, at value (identified cost below)* see accompanying schedule of investments	$198,612,145
Investments in affiliated securities, at value (identified cost below)** see accompanying schedules of investments	—
Cash and cash equivalents	3,211,001
Receivable for investment securities sold	1,824,785
Receivable for shares of beneficial interest sold	1,653,248
Dividends and interest receivable	252,429
Prepaid expenses	61,932
Total Assets	205,615,540

LIABILITIES:
Payable for investment securities purchased	2,744,352
Payable for shares of beneficial interest redeemed	334,885
Accrued investment advisory fees	101,981
Accrued distribution fees	29,665
Accrued shareholder administrative fees	2,473
Accrued administrative fees	5,099
Accrued custodian fees	4,779
Accrued transfer agent fees	92,139
Accrued printing fees	16,496
Accrued professional fees	31,180
Accrued trustee fees	640
Accrued fund accounting fees	21,256
Accrued other expenses	7,380
Total Liabilities	3,392,325
NET ASSETS	$202,223,215

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	228,047,162
Distributions in excess of earnings	(25,823,947)
NET ASSETS	$202,223,215
* identified cost	$203,649,757(a	)
** identified cost	$4,038,147(a	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2022 (Unaudited) (Continued)

Alger Health Sciences Fund
NET ASSETS BY CLASS:
Class A	$96,938,503
Class C	$8,495,387
Class Z	$96,789,325

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,720,487
Class C	657,020
Class Z	4,635,040

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.54
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$21.67
Class C — Net Asset Value Per Share Class C	$12.93
Class Z — Net Asset Value Per Share Class Z	$20.88

See Notes to Financial Statements.

(a)
At April 30, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $208,400,210, amounted to $9,788,065 which consisted of aggregate gross unrealized appreciation of $11,995,504 and aggregate gross unrealized depreciation of $21,783,569.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited)

	Alger Capital Appreciation Fund	Alger 35 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$6,639,363	$72,420
Interest	3,277	37
Total Income	6,642,640	72,457

EXPENSES:
Investment advisory fees — Note 3(a)	10,929,047	82,772
Distribution fees — Note 3(c)
Class A	1,586,831	—
Class C	828,853	—
Shareholder administrative fees — Note 3(f)	190,871	1,839
Administration fees — Note 3(b)	396,620	5,058
Custodian fees	54,634	1,853
Interest expenses	42,308	188
Transfer agent fees — Note 3(f)	667,070	1,061
Printing fees	61,460	2,373
Professional fees	68,833	16,751
Registration fees	58,852	45,225
Trustee fees — Note 3(g)	43,124	589
Fund accounting fees	217,933	19,850
Other expenses	34,958	3,331
Total Expenses	15,181,394	180,890
Less, expense reimbursements/waivers — Note 3(a)	—	(79,319)
Net Expenses	15,181,394	101,571
NET INVESTMENT LOSS	(8,538,754)	(29,114)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	231,226,884	(1,266,357)
Net realized gain on foreign currency transactions	9,026	—
Net change in unrealized (depreciation) on unaffiliated investments	(1,075,421,383)	(12,841,009)
Net change in unrealized (depreciation) on affiliated investments	(568,431)	—
Net change in unrealized (depreciation) on foreign currency	(5,118)	(43)
Net realized and unrealized (loss) on investments and foreign currency	(844,759,022)	(14,107,409)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(853,297,776)	$(14,136,523)
* Foreign withholding taxes	$86,816	$293

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,812,222	$417,187
Interest	1,660	1,400
Income from securities lending	24	—
Total Income	1,813,906	418,587

EXPENSES:
Investment advisory fees — Note 3(a)	445,381	1,031,552
Distribution fees — Note 3(c)
Class A	138,303	256,430
Class B	—	67,568
Class C	96,559	33,143
Shareholder administrative fees — Note 3(f)	13,131	20,895
Administration fees — Note 3(b)	24,496	37,326
Custodian fees	6,539	21,630
Interest expenses	—	1,877
Transfer agent fees — Note 3(f)	40,563	70,116
Printing fees	7,115	12,871
Professional fees	18,624	15,846
Registration fees	23,932	37,352
Trustee fees — Note 3(g)	2,526	4,043
Fund accounting fees	38,882	39,529
Other expenses	4,106	10,754
Total Expenses	860,157	1,660,932
Less, expense reimbursements/waivers — Note 3(a)	—	(44,286)
Net Expenses	860,157	1,616,646
NET INVESTMENT INCOME (LOSS)	953,749	(1,198,059)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	467,615	(22,920,745)
Net realized (loss) on foreign currency transactions	—	(572)
Net change in unrealized (depreciation) on unaffiliated investments	(14,551,686)	(90,301,368)
Net change in unrealized (depreciation) on affiliated investments	—	(356,996)
Net change in unrealized (depreciation) on foreign currency	—	(244)
Net realized and unrealized (loss) on investments and foreign currency	(14,084,071)	(113,579,925)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,130,322)	$(114,777,984)
* Foreign withholding taxes	$12,988	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Enduring Growth Fund
		From December 17, 2021 (commencement of operations to April 30, 2022
INCOME:
Dividends (net of foreign withholding taxes*)	$1,035,344	$3,752
Interest	7,900	—
Total Income	1,043,244	3,752

EXPENSES:
Investment advisory fees — Note 3(a)	2,169,161	12,518
Distribution fees — Note 3(c)
Class A	3,483	117
Class C	14,979	330
Class I	144,235	82
Shareholder administrative fees — Note 3(f)	38,558	184
Administration fees — Note 3(b)	105,516	492
Custodian fees	17,491	2,351
Transfer agent fees — Note 3(f)	57,236	214
Printing fees	39,140	8,710
Professional fees	29,121	13,957
Registration fees	73,507	14,768
Trustee fees — Note 3(g)	11,583	56
Fund accounting fees	80,691	22,176
Listing fees	—	5,245
Pricing service fees	—	11
Financial services fees	—	13
Other expenses	13,315	245
Total Expenses	2,798,016	81,469
Less, expense reimbursements/waivers — Note 3(a)	—	(67,472)
Net Expenses	2,798,016	13,997
NET INVESTMENT LOSS	(1,754,772)	(10,245)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(22,199,342)	(183,079)
Net realized gain on foreign currency transactions	11,332	—
Net change in unrealized (depreciation) on unaffiliated investments	(287,377,634)	(994,768)
Net change in unrealized (depreciation) on foreign currency	(15,565)	—
Net realized and unrealized (loss) on investments and foreign currency	(309,581,209)	(1,177,847)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(311,335,981)	$(1,188,092)
* Foreign withholding taxes	$—	$376

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,475,726	$644,338
Interest	19,281	4,442
Total Income	1,495,007	648,780

EXPENSES:
Investment advisory fees — Note 3(a)	5,324,012	2,227,592
Distribution fees — Note 3(c)
Class A	244,837	257,435
Class B	—	21,898
Class C	380,481	154,072
Class I	70,307	—
Shareholder administrative fees — Note 3(f)	75,859	35,338
Administration fees — Note 3(b)	184,305	75,628
Custodian fees	51,905	22,035
Interest expenses	1,775	65
Transfer agent fees — Note 3(f)	195,749	123,075
Printing fees	65,275	33,714
Professional fees	35,645	34,082
Registration fees	94,573	62,173
Trustee fees — Note 3(g)	20,649	8,224
Fund accounting fees	120,678	56,049
Other expenses	18,452	18,238
Total Expenses	6,884,502	3,129,618
Less, expense reimbursements/waivers — Note 3(a)	(7,565)	(13,736)
Net Expenses	6,876,937	3,115,882
NET INVESTMENT LOSS	(5,381,930)	(2,467,102)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(4,478,642)	5,689,003
Net realized gain on foreign currency transactions	84	15,433
Net change in unrealized (depreciation) on unaffiliated investments	(616,862,972)	(238,108,189)
Net change in unrealized (depreciation) on affiliated investments	—	(479,900)
Net realized and unrealized (loss) on investments and foreign currency	(621,341,530)	(232,883,653)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(626,723,460)	$(235,350,755)
* Foreign withholding taxes	$32,187	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$7,363,442	$499,493
Interest	46,418	560
Total Income	7,409,860	500,053

EXPENSES:
Investment advisory fees — Note 3(a)	20,497,434	664,974
Distribution fees — Note 3(c)
Class A	491,768	172,889
Class B	—	93,788
Class C	951,856	17,998
Class I	345,084	1,515
Shareholder administrative fees — Note 3(f)	292,272	14,587
Administration fees — Note 3(b)	751,572	25,756
Custodian fees	75,685	30,854
Interest expenses	6,680	19
Transfer agent fees — Note 3(f)	860,508	42,125
Printing fees	229,253	9,403
Professional fees	114,652	26,555
Registration fees	193,767	41,669
Trustee fees — Note 3(g)	81,904	2,769
Fund accounting fees	362,649	38,925
Other expenses	72,631	24,638
Total Expenses	25,327,715	1,208,464
Less, expense reimbursements/waivers — Note 3(a)	—	(72,639)
Net Expenses	25,327,715	1,135,825
NET INVESTMENT LOSS	(17,917,855)	(635,772)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
CONTRACTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(106,294,898)	(2,192,498)**
Net realized gain on forward foreign currency contracts	—	219
Net realized gain (loss) on foreign currency transactions	93,366	(16,071)
Net change in unrealized (depreciation) on unaffiliated investments	(2,843,810,998)	(50,155,943)
Net change in unrealized (depreciation) on foreign currency	—	(9,849)
Net realized and unrealized (loss) on investments, forward foreign currency contracts and foreign currency	(2,950,012,530)	(52,374,142)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,967,930,385)	$(53,009,914)
* Foreign withholding taxes	$59,750	$63,827

See Notes to Financial Statements.

**	Includes capital gain tax of $198,489.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2022 (Unaudited) (Continued)

Alger Health Sciences Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$749,324
Interest	392
Total Income	749,716

EXPENSES:
Investment advisory fees — Note 3(a)	722,050
Distribution fees — Note 3(c)
Class A	146,993
Class C	53,739
Shareholder administrative fees — Note 3(f)	17,299
Administration fees — Note 3(b)	36,102
Custodian fees	12,897
Interest expenses	2,079
Transfer agent fees — Note 3(f)	53,004
Printing fees	23,346
Professional fees	20,310
Registration fees	33,386
Trustee fees — Note 3(g)	3,950
Fund accounting fees	44,119
Other expenses	8,417
Total Expenses	1,177,691
NET INVESTMENT LOSS	(427,975)

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(15,601,744)
Net realized (loss) on foreign currency transactions	(5,373)
Net change in unrealized (depreciation) on unaffiliated investments	(77,149,958)
Net change in unrealized (depreciation) on foreign currency	(161)
Net realized and unrealized (loss) on investments and foreign currency	(92,757,236)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(93,185,211)
* Foreign withholding taxes	$(99)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(8,538,754)	$(18,111,841)
Net realized gain on investments and foreign currency	231,235,910	722,556,860
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,075,994,932)	296,147,744
Net increase (decrease) in net assets resulting from operations	(853,297,776)	1,000,592,763

Dividends and distributions to shareholders:
Class A	(284,398,857)	(192,316,638)
Class C	(53,540,254)	(41,889,152)
Class Z	(297,591,139)	(187,550,241)
Total dividends and distributions to shareholders	(635,530,250)	(421,756,031)

Increase (decrease) from shares of beneficial interest transactions:
Class A	64,353,039	(35,800,613)
Class C	12,088,635	(14,687,747)
Class Z	205,582,484	(453,649,540)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	282,024,158	(504,137,900)
Total increase (decrease)	(1,206,803,868)	74,698,832

Net Assets:
Beginning of period	3,422,721,918	3,348,023,086
END OF PERIOD	$2,215,918,050	$3,422,721,918

See Notes to Financial Statements.

:D

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 35 Fund
	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Net investment loss	$(29,114)	$(29,841)
Net realized gain (loss) on investments and foreign currency	(1,266,357)	10,555,178
Net change in unrealized (depreciation) on investments and foreign currency	(12,841,052)	(1,103,828)
Net increase (decrease) in net assets resulting from operations	(14,136,523)	9,421,509

Dividends and distributions to shareholders:
Class Z*	(10,551,417)	(2,452,471)
Class P-2*	—	(51,070)
Total dividends and distributions to shareholders	(10,551,417)	(2,503,541)

Increase (decrease) from shares of beneficial interest transactions:
Class Z*	10,417,970	23,183,654
Class P-2*	—	(321,436)
Net increase from shares of beneficial interest transactions -Note 6	10,417,970	22,862,218
Total increase (decrease)	(14,269,970)	29,780,186

Net Assets:
Beginning of period	44,158,972	14,378,786
END OF PERIOD	$29,889,002	$44,158,972

See Notes to Financial Statements.

*
On May 7, 2021, Class P Shares of the Alger 35 Fund were reclassified as Class Z Shares of the Fund. After the close of business on October 29, 2021, Class P-2 Shares of the Fund were converted to Class Z Shares.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment income	$953,749	$1,562,657
Net realized gain on investments and foreign currency	467,615	5,495,295
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(14,551,686)	41,033,641
Net increase (decrease) in net assets resulting from operations	(13,130,322)	48,091,593

Dividends and distributions to shareholders:
Class A	(4,089,519)	(2,056,460)
Class C	(645,012)	(252,675)
Class Z	(1,582,544)	(730,285)
Total dividends and distributions to shareholders	(6,317,075)	(3,039,420)

Increase (decrease) from shares of beneficial interest transactions:
Class A	12,861,625	1,774,061
Class C	3,249,272	(172,021)
Class Z	23,204,123	6,950,403
Net increase from shares of beneficial interest transactions - Note 6	39,315,020	8,552,443
Total increase	19,867,623	53,604,616

Net Assets:
Beginning of period	162,654,790	109,050,174
END OF PERIOD	$182,522,413	$162,654,790

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment income (loss)	$(1,198,059)	$6,653,774
Net realized gain (loss) on investments and foreign currency	(22,921,317)	89,927,726
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(90,658,608)	7,163,383
Net increase (decrease) in net assets resulting from operations	(114,777,984)	103,744,883

Dividends and distributions to shareholders:
Class A	(67,153,291)	(20,930,151)
Class B	(6,406,978)	(2,145,611)
Class C	(2,944,693)	(835,010)
Class Z	(15,837,405)	(3,167,651)
Total dividends and distributions to shareholders	(92,342,367)	(27,078,423)

Increase (decrease) from shares of beneficial interest transactions:
Class A	55,928,574	12,073,737
Class B	3,868,366	(1,268,494)
Class C	2,783,235	949,265
Class Z	20,506,091	15,282,249
Net increase from shares of beneficial interest transactions -Note 6	83,086,266	27,036,757
Total increase (decrease)	(124,034,085)	103,703,217

Net Assets:
Beginning of period	339,160,591	235,457,374
END OF PERIOD	$215,126,506	$339,160,591

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(1,754,772)	$(4,374,822)
Net realized gain (loss) on investments and foreign currency	(22,188,010)	85,655,529
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(287,393,199)	185,806,424
Net increase (decrease) in net assets resulting from operations	(311,335,981)	267,087,131

Dividends and distributions to shareholders:
Class A	(237,662)	—
Class C	(228,199)	—
Class I	(12,826,323)	(1,305,962)
Class Y	(12,097)	—
Class Z	(70,824,262)	(5,908,321)
Total dividends and distributions to shareholders	(84,128,543)	(7,214,283)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,963,315	1,561,701
Class C	2,052,993	2,225,078
Class I	915,998	35,683,690
Class Y	9,307	119,925
Class Z	28,246,587	270,350,323
Net Increase from shares of beneficial interest transactions - Note 6	34,188,200	309,940,717
Total increase (decrease)	(361,276,324)	569,813,565

Net Assets:
Beginning of period	945,141,143	375,327,578
END OF PERIOD	$583,864,819	$945,141,143

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Weatherbie Enduring Growth Fund
From December 17, 2021 (commencement of operations) to April 30, 2022
Net investment loss	$(10,245)
Net realized loss on investments and foreign currency	(183,079)
Net change in unrealized depreciation on investments and foreign currency	(994,768)
Net decrease in net assets resulting from operations	(1,188,092)

Increase (decrease) from shares of beneficial interest transactions:
Class A	152,000
Class C	100,000
Class I	100,000
Class Y	500,000
Class Z	4,600,241
Net increase from shares of beneficial interest transactions - Note 6	5,452,241
Total increase	4,264,149

Net Assets:
Beginning of period	—
END OF PERIOD	$4,264,149

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(5,381,930)	$(12,388,903)
Net realized gain (loss) on investments and foreign currency	(4,478,558)	337,344,305
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(616,862,972)	197,674,887
Net increase (decrease) in net assets resulting from operations	(626,723,460)	522,630,289

Dividends and distributions to shareholders:
Class A	(45,296,523)	(9,723,657)
Class C	(27,504,338)	(5,566,217)
Class I	(12,964,988)	(3,675,447)
Class Y	(10,407,118)	(1,800,147)
Class Z	(205,452,142)	(33,989,310)
Total dividends and distributions to shareholders	(301,625,109)	(54,754,778)

Increase (decrease) from shares of beneficial Interest transactions:
Class A	22,864,369	8,382,707
Class C	15,904,797	11,840,459
Class I	3,185,948	(14,587,055)
Class Y	29,079,226	12,611,659
Class Z	51,465,967	334,347,543
Net increase from shares of beneficial interest transactions - Note 6	122,500,307	352,595,313
Total increase (decrease)	(805,848,262)	820,470,824

Net Assets:
Beginning of period	1,778,677,852	958,207,028
END OF PERIOD	$972,829,590	$1,778,677,852

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(2,467,102)	$(1,965,063)
Net realized gain on investments and foreign currency	5,704,436	59,202,184
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(238,588,089)	65,225,704
Net increase (decrease) in net assets resulting from operations	(235,350,755)	122,462,825

Dividends and distributions to shareholders:
Class A	(21,314,734)	(1,079,051)
Class B	(673,335)	(39,964)
Class C	(4,854,023)	(177,822)
Class Z	(30,391,004)	(1,109,231)
Total dividends and distributions to shareholders	(57,233,096)	(2,406,068)

Increase (decrease) from shares of beneficial interest transactions:
Class A	6,350,589	21,347,746
Class B	32,913	(695,421)
Class C	3,211,428	15,105,566
Class Y	500,000	—
Class Z	31,723,970	145,384,763
Net increase from shares of beneficial interest transactions -Note 6	41,818,900	181,142,654
Total increase (decrease)	(250,764,951)	301,199,411

Net Assets:
Beginning of period	691,424,303	390,224,892
END OF PERIOD	$440,659,352	$691,424,303

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(17,917,855)	$(56,943,544)
Net realized gain (loss) on investments and foreign currency	(106,201,532)	490,107,360
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,843,810,998)	823,162,579
Net increase (decrease) in net assets resulting from operations	(2,967,930,385)	1,256,326,395

Dividends and distributions to shareholders:
Class A	(30,754,287)	—
Class C	(16,779,423)	—
Class I	(22,355,553)	—
Class Y	(21,468,256)	—
Class Z	(324,678,159)	—
Total dividends and distributions to shareholders	(416,035,678)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(40,335,062)	(120,477,671)
Class C	(14,382,788)	(30,745,132)
Class I	(70,852,378)	(10,377,165)
Class Y	60,246,342	71,307,361
Class Z	(654,686,646)	732,504,935
Net Increase (decrease) from shares of beneficial interest transactions — Note 6	(720,010,532)	642,212,328
Total increase (decrease)	(4,103,976,595)	1,898,538,723

Net Assets:
Beginning of period	7,840,879,302	5,942,340,579
END OF PERIOD	$3,736,902,707	$7,840,879,302

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Net investment loss	$(635,772)	$(885,412)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(2,208,350)	30,418,574
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(50,165,792)	24,822,002
Net increase (decrease) in net assets resulting from operations	(53,009,914)	54,355,164

Dividends and distributions to shareholders:
Class A	(12,365,251)	—
Class B	(1,940,439)	—
Class C	(400,190)	—
Class I	(49,121)	—
Class Z	(2,237,931)	—
Total dividends and distributions to shareholders	(16,992,932)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	8,556,566	(3,992,372)
Class B	534,026	(2,518,776)
Class C	(590,651)	613,764
Class I	1,190,229	(221,462)
Class Z	996,657	10,073,982
Net increase from shares of beneficial interest transactions - Note 6	10,686,827	3,955,136
Total increase (decrease)	(59,316,019)	58,310,300

Net Assets:
Beginning of period	213,592,497	155,282,197
END OF PERIOD	$154,276,478	$213,592,497

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the Six Months Ended	For the Year Ended
	April 30, 2022	October 31, 2021
Net investment loss	$(427,975)	$(1,597,959)
Net realized gain (loss) on investments and foreign currency	(15,607,117)	76,778,620
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(77,150,119)	1,518,279
Net increase (decrease) in net assets resulting from operations	(93,185,211)	76,698,940

Dividends and distributions to shareholders:
Class A	(28,166,595)	(14,998,910)
Class C	(3,704,768)	(1,922,517)
Class Z	(34,925,658)	(15,773,204)
Total dividends and distributions to shareholders	(66,797,021)	(32,694,631)

Increase (decrease) from shares of beneficial interest transactions:
Class A	14,749,269	2,966,483
Class C	1,691,231	1,074,596
Class Z	(5,055,785)	31,879,794
Net increase from shares of beneficial interest transactions - Note 6	11,384,715	35,920,873
Total increase (decrease)	(148,597,517)	79,925,182

Net Assets:
Beginning of period	350,820,732	270,895,550
END OF PERIOD	$202,223,215	$350,820,732

See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$39.48	$33.76	$27.12	$26.20	$25.86	$20.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.24)	(0.12)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(8.57)	11.11	8.96	3.53	2.07	5.96
Total from investment operations	(8.68)	10.87	8.84	3.46	2.01	5.94
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$23.39	$39.48	$33.76	$27.12	$26.20	$25.86
Total return(iii)	(26.67)%	35.41%	34.79%	15.29%	8.15%	29.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$926,445	$1,523,572	$1,320,073	$1,174,346	$1,257,811	$1,506,389
Ratio of gross expenses to average net assets	1.18%	1.15%	1.17%	1.21%	1.21%	1.23%
Ratio of net expenses to average net assets	1.18%	1.15%	1.17%	1.21%	1.21%	1.23%
Ratio of net investment loss to average net assets	(0.72)%	(0.67)%	(0.41)%	(0.27)%	(0.23)%	(0.10)%
Portfolio turnover rate	60.24%	78.77%	89.91%	77.04%	67.33%	72.99%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$27.13	$24.79	$20.60	$20.69	$20.91	$16.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.35)	(0.25)	(0.20)	(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	(5.30)	7.84	6.64	2.65	1.65	4.84
Total from investment operations	(5.44)	7.49	6.39	2.45	1.45	4.69
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$14.28	$27.13	$24.79	$20.60	$20.69	$20.91
Total return(iii)	(26.92)%	34.43%	33.82%	14.44%	7.35%	28.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$121,683	$211,972	$204,909	$219,511	$243,523	$297,044
Ratio of gross expenses to average net assets	1.92%	1.90%	1.91%	1.95%	1.94%	1.97%
Ratio of net expenses to average net assets	1.92%	1.90%	1.91%	1.95%	1.94%	1.97%
Ratio of net investment loss to average net assets	(1.46)%	(1.42)%	(1.13)%	(1.01)%	(0.96)%	(0.83)%
Portfolio turnover rate	60.24%	78.77%	89.91%	77.04%	67.33%	72.99%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$41.50	$35.15	$28.06	$26.94	$26.46	$20.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.13)	(0.03)	0.02	0.03	0.05
Net realized and unrealized gain (loss) on investments	(9.11)	11.63	9.32	3.64	2.12	6.10
Total from investment operations	(9.17)	11.50	9.29	3.66	2.15	6.15
Distributions from net realized gains	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)
Net asset value, end of period	$24.92	$41.50	$35.15	$28.06	$26.94	$26.46
Total return(iii)	(26.53)%	35.85%	35.26%	15.69%	8.51%	30.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,167,790	$1,687,179	$1,823,041	$1,409,374	$1,240,605	$983,006
Ratio of gross expenses to average net assets	0.84%	0.83%	0.84%	0.87%	0.87%	0.88%
Ratio of net expenses to average net assets	0.84%	0.83%	0.84%	0.87%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.34)%	(0.09)%	0.06%	0.10%	0.23%
Portfolio turnover rate	60.24%	78.77%	89.91%	77.04%	67.33%	72.99%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021(ii)	Year ended 10/31/2020	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(iii)
Net asset value, beginning of period	$21.33	$17.41	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iv)	(0.01)	(0.01)	(0.05)	0.03	0.01
Net realized and unrealized gain (loss) on investments	(5.56)	6.95	5.87	1.31	0.37
Total from investment operations	(5.57)	6.94	5.82	1.34	0.38
Dividends from net investment income	–	– (v)	(0.02)	(0.04)	–
Distributions from net realized gains	(5.10)	(3.02)	–	(0.07)	–
Net asset value, end of period	$10.66	$21.33	$17.41	$11.61	$10.38
Total return(vi)	(32.01)%	44.27%	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,889	$44,159	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	0.98%	0.92%	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(0.43)%	(0.52)%	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.55%	0.40%	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.07)%	0.36%	0.30%	0.23%
Portfolio turnover rate	93.80%	136.61%	121.74%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Class P Shares were reclassified as Class Z Shares on May 7, 2021 and after the close of business on October 29, 2021, Class P-2 Shares were converted to Class Z Shares.
(iii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(iv)	Amount was computed based on average shares outstanding during the period.
(v)	Amount was more than $(0.01) per share.
(vi)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$61.76	$43.88	$43.55	$40.77	$39.68	$32.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.32	0.63	0.69	0.70	0.65	0.56
Net realized and unrealized gain (loss) on investments	(4.11)	18.47	1.88	4.54	1.64	6.97
Total from investment operations	(3.79)	19.10	2.57	5.24	2.29	7.53
Dividends from net investment income	(0.25)	(0.55)	(0.66)	(0.61)	(0.57)	(0.50)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$55.65	$61.76	$43.88	$43.55	$40.77	$39.68
Total return(iii)	(6.49)%	44.12%	5.98%	13.94%	5.78%	23.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$107,650	$106,439	$74,251	$74,924	$70,859	$72,427
Ratio of gross expenses to average net assets	0.97%	0.98%	1.06%	1.07%	1.06%	1.19%
Ratio of net expenses to average net assets	0.97%	0.98%	1.06%	1.07%	1.06%	1.19%
Ratio of net investment income to average net assets	1.07%	1.15%	1.60%	1.72%	1.59%	1.52%
Portfolio turnover rate	0.82%	8.40%	9.29%	7.30%	11.05%	7.78%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$60.77	$43.22	$42.93	$40.20	$39.14	$32.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.09	0.21	0.36	0.39	0.34	0.28
Net realized and unrealized gain (loss) on investments	(4.03)	18.18	1.85	4.49	1.60	6.88
Total from investment operations	(3.94)	18.39	2.21	4.88	1.94	7.16
Dividends from net investment income	(0.04)	(0.17)	(0.34)	(0.30)	(0.25)	(0.24)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$54.72	$60.77	$43.22	$42.93	$40.20	$39.14
Total return(iii)	(6.83)%	43.01%	5.19%	13.12%	4.96%	22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,374	$18,194	$13,127	$14,946	$16,074	$22,266
Ratio of gross expenses to average net assets	1.72%	1.73%	1.81%	1.82%	1.82%	1.94%
Ratio of net expenses to average net assets	1.72%	1.73%	1.81%	1.82%	1.82%	1.94%
Ratio of net investment income to average net assets	0.31%	0.40%	0.86%	0.97%	0.84%	0.76%
Portfolio turnover rate	0.82%	8.40%	9.29%	7.30%	11.05%	7.78%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$61.84	$43.94	$43.60	$40.81	$39.71	$32.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.41	0.80	0.86	0.85	0.80	0.65
Net realized and unrealized gain (loss) on investments	(4.10)	18.49	1.88	4.56	1.64	6.99
Total from investment operations	(3.69)	19.29	2.74	5.41	2.44	7.64
Dividends from net investment income	(0.35)	(0.72)	(0.82)	(0.77)	(0.71)	(0.61)
Distributions from net realized gains	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)
Net asset value, end of period	$55.73	$61.84	$43.94	$43.60	$40.81	$39.71
Total return(iii)	(6.33)%	44.54%	6.39%	14.39%	6.16%	23.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,498	$38,021	$21,672	$26,979	$24,604	$22,487
Ratio of gross expenses to average net assets	0.66%	0.66%	0.73%	0.76%	0.76%	0.90%
Ratio of expense reimbursements to average net assets	–	– (iv)	(0.04)%	(0.07)%	(0.05)%	–
Ratio of net expenses to average net assets	0.66%	0.66%	0.69%	0.69%	0.71%	0.90%
Ratio of net investment income to average net assets	1.38%	1.45%	2.00%	2.10%	1.96%	1.75%
Portfolio turnover rate	0.82%	8.40%	9.29%	7.30%	11.05%	7.78%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Amount was less than 0.005%.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.20	$19.29	$14.81	$14.13	$13.47	$10.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	0.48	(0.12)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	(6.85)	7.58	5.80	1.48	0.88	3.34
Total from investment operations	(6.92)	8.06	5.68	1.39	0.77	3.27
Dividends from net investment income	(0.45)	–	–	–	–	–
Distributions from net realized gains	(6.13)	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$11.70	$25.20	$19.29	$14.81	$14.13	$13.47
Total return(iii)	(34.18)%	44.05% (iv)	41.34%	10.95%	5.78%	32.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$162,257	$259,895	$187,552	$139,110	$138,370	$136,795
Ratio of gross expenses to average net assets	1.22%	1.21%	1.30%	1.30%	1.30%	1.32%
Ratio of net expenses to average net assets	1.22%	1.21%	1.30%	1.30%	1.30%	1.32%
Ratio of net investment income (loss) to average net assets	(0.91)%	2.15%	(0.76)%	(0.65)%	(0.77)%	(0.55)%
Portfolio turnover rate	127.82%	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class B
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$18.60	$14.70	$11.55	$11.22	$10.80	$8.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.35	(0.08)	(0.10)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	(4.61)	5.70	4.43	1.14	0.70	2.69
Total from investment operations	(4.66)	6.05	4.35	1.04	0.53	2.57
Dividends from net investment income	(0.48)	–	–	–	–	–
Distributions from net realized gains	(6.13)	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$7.33	$18.60	$14.70	$11.55	$11.22	$10.80
Total return(iii)	(34.23)%	44.24%(iv)	41.41%	10.66%	4.98%	31.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,018	$18,276	$15,411	$13,772	$15,361	$18,375
Ratio of gross expenses to average net assets	1.93%	1.93%	2.03%	2.04%	2.05%	2.05%
Ratio of expense reimbursements to average net assets	(0.66)%	(0.76)%	(0.82)%	(0.47)%	–	–
Ratio of net expenses to average net assets	1.27%	1.17%	1.21%	1.57%	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	(0.97)%	2.08%	(0.66)%	(0.92)%	(1.50)%	(1.28)%
Portfolio turnover rate	127.82%	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$17.82	$14.26	$11.33	$11.08	$10.67	$8.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.08)	0.23	(0.18)	(0.16)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.38)	5.48	4.31	1.12	0.70	2.65
Total from investment operations	(4.46)	5.71	4.13	0.96	0.52	2.52
Dividends from net investment income	(0.35)	–	–	–	–	–
Distributions from net realized gains	(6.13)	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$6.88	$17.82	$14.26	$11.33	$11.08	$10.67
Total return(iii)	(34.45)%	42.91% (iv)	40.26%	10.03%	4.94%	30.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,267	$8,244	$5,691	$6,014 $ 7,647	$15,438
Ratio of gross expenses to average net assets	2.05%	2.00%	2.10%	2.14%	2.11%	2.13%
Ratio of net expenses to average net assets	2.05%	2.00%	2.10%	2.14%	2.11%	2.13%
Ratio of net investment income (loss) to average net assets	(1.74)%	1.41%	(1.52)%	(1.48)%	(1.55)%	(1.35)%
Portfolio turnover rate	127.82%	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.78	$19.63	$15.01	$14.27	$13.56	$10.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.63	(0.07)	(0.06)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(7.03)	7.67	5.89	1.51	0.89	3.36
Total from investment operations	(7.08)	8.30	5.82	1.45	0.82	3.32
Dividends from net investment income	(0.52)	–	–	–	–	–
Distributions from net realized gains	(6.13)	(2.15)	(1.20)	(0.71)	(0.11)	–
Net asset value, end of period	$12.05	$25.78	$19.63	$15.01	$14.27	$13.56
Total return(iii)	(34.13)%	44.55%(iv)	41.75%	11.27%	6.03%	32.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,584	$52,746	$26,804	$17,558	$14,230	$13,306
Ratio of gross expenses to average net assets	0.91%	0.92%	0.99%	1.03%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	0.91%	0.92%	0.99%	1.03%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	(0.60)%	2.75%	(0.46)%	(0.38)%	(0.49)%	(0.29)%
Portfolio turnover rate	127.82%	170.96%	181.73%	182.97%	125.34%	162.65%

See Notes to Financial Statements.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class A
	Six months ended 4/30/2022(i)	From 7/29/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$23.43	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(7.30)	2.80
Total from investment operations	(7.36)	2.76
Distributions from net realized gains	(2.06)	–
Net asset value, end of period	$14.01	$23.43
Total return(iv)	(33.38)%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,271	$1,669
Ratio of gross expenses to average net assets	0.96%	0.96%
Ratio of net expenses to average net assets	0.96%	0.96%
Ratio of net investment loss to average net assets	(0.68)%	(0.72)%
Portfolio turnover rate	199.27%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class C
	Six months ended 4/30/2022(i)	From 7/29/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$23.38	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	(7.26)	2.80
Total from investment operations	(7.39)	2.71
Distributions from net realized gains	(2.06)	–
Net asset value, end of period	$13.93	$23.38
Total return(iv)	(33.63)%	13.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,934	$2,317
Ratio of gross expenses to average net assets	1.73%	1.76%
Ratio of net expenses to average net assets	1.73%	1.76%
Ratio of net investment loss to average net assets	(1.46)%	(1.50)%
Portfolio turnover rate	199.27%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$23.43	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.17)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	(7.30)	8.76	5.54	(0.26)
Total from investment operations	(7.36)	8.59	5.40	(0.30)
Distributions from net realized gains	(2.06)	(0.26)	–	–
Net asset value, end of period	$14.01	$23.43	$15.10	$9.70
Total return(iv)	(33.39)%	57.36%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$86,918	$145,539	$67,796	$2,023
Ratio of gross expenses to average net assets	0.99%	0.95%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	–	–	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	0.99%	0.95%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.72)%	(0.85)%	(1.04)%	(0.97)%
Portfolio turnover rate	199.27%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Y
	Six months ended 4/30/2022(i)	From 2/26/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$23.56	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.34)	2.99
Total from investment operations	(7.38)	2.91
Distributions from net realized gains	(2.06)	–
Net asset value, end of period	$14.12	$23.56
Total return(iv)	(33.28)%	14.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$90	$137
Ratio of gross expenses to average net assets	0.69%	0.72%
Ratio of expense reimbursements to average net assets	–	(0.02)%
Ratio of net expenses to average net assets	0.69%	0.70%
Ratio of net investment loss to average net assets	(0.42)%	(0.57)%
Portfolio turnover rate	199.27%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$23.57	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.12)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(7.34)	8.80	5.54	(0.26)
Total from investment operations	(7.38)	8.68	5.44	(0.29)
Distributions from net realized gains	(2.06)	(0.26)	–	–
Net asset value, end of period	$14.13	$23.57	$15.15	$9.71
Total return(iv)	(33.26)%	57.77%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$490,652	$795,479	$307,532	$28,230
Ratio of gross expenses to average net assets	0.69%	0.68%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	–	–	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.69%	0.68%	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.58)%	(0.77)%	(0.74)%
Portfolio turnover rate	199.27%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Enduring Growth Fund	Class A
From 12/17/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)
Net realized and unrealized loss on investments	(2.17)
Total from investment operations	(2.20)
Net asset value, end of period	$7.80
Total return(iii)	(22.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$126
Ratio of gross expenses to average net assets	5.12%
Ratio of expense reimbursements to average net assets	(3.97)%
Ratio of net expenses to average net assets	1.15%
Ratio of net investment loss to average net assets	(0.92)%
Portfolio turnover rate	17.12%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Enduring Growth Fund	Class C
From 12/17/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)
Net realized and unrealized loss on investments	(2.17)
Total from investment operations	(2.22)
Net asset value, end of period	$7.78
Total return(iii)	(22.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$78
Ratio of gross expenses to average net assets	5.55%
Ratio of expense reimbursements to average net assets	(3.70)%
Ratio of net expenses to average net assets	1.85%
Ratio of net investment loss to average net assets	(1.63)%
Portfolio turnover rate	17.12%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Enduring Growth Fund	Class I
From 12/17/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)
Net realized and unrealized loss on investments	(2.17)
Total from investment operations	(2.20)
Net asset value, end of period	$7.80
Total return(iii)	(22.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$78
Ratio of gross expenses to average net assets	4.79%
Ratio of expense reimbursements to average net assets	(3.69)%
Ratio of net expenses to average net assets	1.10%
Ratio of net investment loss to average net assets	(0.88)%
Portfolio turnover rate	17.12%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Enduring Growth Fund	Class Y
From 12/17/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on investments	(2.17)
Total from investment operations	(2.19)
Net asset value, end of period	$7.81
Total return(iii)	(21.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$391
Ratio of gross expenses to average net assets	4.51%
Ratio of expense reimbursements to average net assets	(3.81)%
Ratio of net expenses to average net assets	0.70%
Ratio of net investment loss to average net assets	(0.49)%
Portfolio turnover rate	17.12%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Enduring Growth Fund	Class Z
From 12/17/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on investments	(2.17)
Total from investment operations	(2.19)
Net asset value, end of period	$7.81
Total return(iii)	(21.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,591
Ratio of gross expenses to average net assets	4.52%
Ratio of expense reimbursements to average net assets	(3.77)%
Ratio of net expenses to average net assets	0.75%
Ratio of net investment loss to average net assets	(0.54)%
Portfolio turnover rate	17.12%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$24.96	$17.46	$13.30	$13.08	$12.87	$10.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.23)	(0.16)	(0.14)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	(7.98)	8.70	4.88	1.39	1.90	3.58
Total from investment operations	(8.07)	8.47	4.72	1.25	1.75	3.46
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$12.55	$24.96	$17.46	$13.30	$13.08	$12.87
Total return(iii)	(37.12)%	49.80%	36.57%	11.57%	15.02%	35.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$144,960	$259,394	$174,709	$140,368	$111,456	$84,644
Ratio of gross expenses to average net assets	1.23%	1.20%	1.27%	1.31%	1.33%	1.35%
Ratio of net expenses to average net assets	1.23%	1.20%	1.27%	1.31%	1.33%	1.35%
Ratio of net investment loss to average net assets	(1.02)%	(1.03)%	(1.09)%	(1.08)%	(1.16)%	(1.02)%
Portfolio turnover rate	31.59%	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$15.93	$11.52	$9.01	$9.30	$9.65	$8.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.25)	(0.19)	(0.17)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investments	(4.66)	5.63	3.26	0.91	1.37	2.71
Total from investment operations	(4.75)	5.38	3.07	0.74	1.19	2.56
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$6.84	$15.93	$11.52	$9.01	$9.30	$9.65
Total return(iii)	(37.42)%	48.68%	35.62%	10.70%	14.11%	34.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,627	$103,331	$64,497	$44,908	$36,325	$31,651
Ratio of gross expenses to average net assets	2.01%	1.95%	2.03%	2.05%	2.08%	2.12%
Ratio of net expenses to average net assets	2.01%	1.95%	2.03%	2.05%	2.08%	2.12%
Ratio of net investment loss to average net assets	(1.79)%	(1.79)%	(1.85)%	(1.82)%	(1.91)%	(1.79)%
Portfolio turnover rate	31.59%	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period INCOME	$25.67	$17.94	$13.64	$13.38	$13.14	$10.84
FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.23)	(0.16)	(0.14)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	(8.24)	8.93	5.02	1.43	1.94	3.64
Total from investment operations	(8.33)	8.70	4.86	1.29	1.78	3.53
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$13.00	$25.67	$17.94	$13.64	$13.38	$13.14
Total return(iii)	(37.13)%	49.81%	36.69%	11.61%	14.94%	35.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,920	$77,214	$66,294	$58,615	$35,669	$23,374
Ratio of gross expenses to average net assets	1.23%	1.19%	1.24%	1.26%	1.35%	1.35%
Ratio of net expenses to average net assets	1.23%	1.19%	1.24%	1.26%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.01)%	(1.02)%	(1.07)%	(1.03)%	(1.18)%	(0.99)%
Portfolio turnover rate	31.59%	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Y
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$26.12	$18.17	$13.77	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.16)	(0.11)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	(8.42)	9.08	5.07	1.45	1.94	0.89
Total from investment operations	(8.48)	8.92	4.96	1.36	1.84	0.87
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)	–
Net asset value, end of period	$13.30	$26.12	$18.17	$13.77	$13.44	$13.14
Total return(iv)	(37.03)%	50.35%	37.08%	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$53,758	$61,163	$32,702	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.90%	0.89%	0.94%	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.02)%	(0.07)%	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.65)%	(0.70)%	(0.69)%	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	31.59%	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.87	$18.68	$14.15	$13.80	$13.46	$11.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.17)	(0.12)	(0.10)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(8.69)	9.33	5.21	1.48	2.00	3.74
Total from investment operations	(8.75)	9.16	5.09	1.38	1.88	3.65
Distributions from net realized gains	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)
Net asset value, end of period	$13.78	$26.87	$18.68	$14.15	$13.80	$13.46
Total return(iii)	(37.02)%	50.32%	37.00%	11.94%	15.37%	36.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$677,564	$1,277,576	$620,005	$284,393	$147,665	$52,736
Ratio of gross expenses to average net assets	0.90%	0.88%	0.94%	0.97%	1.00%	1.06%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.01)%	–
Ratio of net expenses to average net assets	0.90%	0.88%	0.94%	0.97%	0.99%	1.06%
Ratio of net investment loss to average net assets	(0.68)%	(0.72)%	(0.76)%	(0.73)%	(0.82)%	(0.77)%
Portfolio turnover rate	31.59%	61.53%	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$16.21	$12.59		$9.34	$9.54	$8.40	$6.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.07)		(0.12)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	(5.19)	3.76		3.91	0.85	1.34	2.31
Total from investment operations	(5.25)	3.69		3.79	0.74	1.24	2.25
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$9.62	$16.21		$12.59	$9.34	$9.54	$8.40
Total return(iii)	(34.49)%	29.27%	(iv)	42.80%	9.94%	14.94%	36.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$159,924	$262,708		$187,489	$116,308	$111,271	$102,318
Ratio of gross expenses to average net assets	1.27%	1.23%		1.33%	1.39%	1.38%	1.38%
Ratio of net expenses to average net assets	1.27%	1.23%		1.33%	1.39%	1.38%	1.38%
Ratio of net investment loss to average net assets	(1.04)%	(0.46)%		(1.11)%	(1.17)%	(1.06)%	(0.88)%
Portfolio turnover rate	8.21%	34.85%		12.67%	17.09%	28.68%	30.32%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class B
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$11.41	$8.88		$6.74	$7.20	$6.42	$4.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)		(0.08)	(0.11)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	(3.55)	2.65		2.76	0.59	1.01	1.78
Total from investment operations	(3.60)	2.60		2.68	0.48	0.88	1.69
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$6.47	$11.41		$8.88	$6.74	$7.20	$6.42
Total return(iii)	(34.55)%	29.38%	(iv)	42.68%	9.51%	13.93%	35.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,315	$5,821		$5,095	$4,523	$4,958	$5,397
Ratio of gross expenses to average net assets	1.96%	1.96%		2.07%	2.19%	2.23%	2.19%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.74)%		(0.73)%	(0.41)%	–	–
Ratio of net expenses to average net assets	1.34%	1.22%		1.34%	1.78%	2.23% %	2.19%
Ratio of net investment loss to average net assets	(1.11)%	(0.48)%		(1.11)%	(1.57)%	(1.90)%	(1.68)%
Portfolio turnover rate	8.21%	34.85%		12.67%	17.09%	28.68%	30.32%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$10.76	$8.44		$6.47	$6.99	$6.22	$4.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.13)		(0.14)	(0.13)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(3.33)	2.52		2.65	0.55	0.99	1.72
Total from investment operations	(3.40)	2.39		2.51	0.42	0.87	1.63
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$6.02	$10.76		$8.44	$6.47	$6.99	$6.22
Total return(iii)	(34.80)%	28.41	%(iv)	41.76%	8.87%	14.22%	35.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,194	$39,148		$18,365	$6,257	$5,837	$8,007
Ratio of gross expenses to average net assets	2.09%	2.00%		2.09%	2.20%	2.16%	2.17%
Ratio of net expenses to average net assets	2.09%	2.00%		2.09%	2.20%	2.16%	2.17%
Ratio of net investment loss to average net assets	(1.86)%	(1.21)%		(1.90)%	(1.98)%	(1.82)%	(1.64)%
Portfolio turnover rate	8.21%	34.85%		12.67%	17.09	28.68%	30.32%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Y
From 12/31/2021 (commencement of operations) to 4/30/2022(i)
Net asset value, beginning of period	$13.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on investments	(3.71)
Total from investment operations	(3.73)
Net asset value, end of period	$10.11
Total return(iii)	(26.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$365
Ratio of gross expenses to average net assets	0.96%
Ratio of expense reimbursements to average net assets	(0.12)%
Ratio of net expenses to average net assets	0.84%
Ratio of net investment loss to average net assets	(0.54)%
Portfolio turnover rate	8.21%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$16.92	$13.10		$9.66	$9.80	$8.60	$6.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.02)		(0.10)	(0.07)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(5.43)	3.91		4.08	0.87	1.36	2.37
Total from investment operations	(5.48)	3.89		3.98	0.80	1.30	2.33
Distributions from net realized gains	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)	–
Net asset value, end of period	$10.10	$16.92		$13.10	$9.66	$9.80	$8.60
Total return(iii)	(34.40)%	29.66	%(iv)	43.38%	10.33%	15.30%	37.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$252,861	$383,748		$179,276	$21,782	$13,179	$26,953
Ratio of gross expenses to average net assets	0.94%	0.93%		1.00%	1.12%	1.12%	1.08%
Ratio of expense reimbursements to average net assets	–	–		(0.03)%	(0.13)%	(0.13)%	(0.09)%
Ratio of net investment loss to average net assets	(0.71)%	(0.12)%		(0.81)%	(0.78)%	(0.65)%	(0.50)%
Portfolio turnover rate	8.21%	34.85%		12.67%	17.09%	28.68%	30.32%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$31.74	$26.22	$19.93	$18.86	$14.91	$11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.31)	(0.25)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	(12.34)	5.83	7.03	1.41	4.26	3.86
Total from investment operations	(12.46)	5.52	6.78	1.22	4.09	3.75
Dividends from net investment income	–	–	(0.19)	–	–	–
Distributions from net realized gains	(1.80)	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$17.48	$31.74	$26.22	$19.93	$18.86	$14.91
Total return(iii)	(40.96)%	21.05%	34.74%	6.59%	27.72%	33.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$276,127	$560,577	$566,606	$523,291	$300,066	$77,791
Ratio of gross expenses to average net assets	1.30%	1.18%	1.22%	1.19%	1.18%	1.22%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	1.30%	1.18%	1.22%	1.19%	1.18%	1.20%
Ratio of net investment loss to average net assets	(1.03)%	(0.98)%	(1.11)%	(0.95)%	(0.92)%	(0.86)%
Portfolio turnover rate	20.46%	56.71%	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$28.12	$23.40	$17.85	$17.04	$13.58	$10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.17)	(0.47)	(0.37)	(0.31)	(0.27)	(0.20)
Net realized and unrealized gain (loss) on investments	(10.86)	5.19	6.30	1.27	3.87	3.53
Total from investment operations	(11.03)	4.72	5.93	0.96	3.60	3.33
Dividends from net investment income	–	–	(0.08)	–	–	–
Distributions from net realized gains	(1.80)	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$15.29	$28.12	$23.40	$17.85	$17.04	$13.58
Total return(iii)	(41.15)%	20.17%	33.85%	5.76%	26.82%	32.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,930	$267,800	$248,577	$212,737	$131,655	$48,345
Ratio of gross expenses to average net assets	1.94%	1.90%	1.94%	1.95%	1.94%	1.97%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	1.94%	1.90%	1.94%	1.95%	1.94%	1.95%
Ratio of net investment loss to average net assets	(1.67)%	(1.70)%	(1.83)%	(1.71)%	(1.66)%	(1.61)%
Portfolio turnover rate	20.46%	56.71%	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$32.61	$26.93	$20.44	$19.34	$15.28	$11.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.31)	(0.24)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	(12.69)	5.99	7.22	1.44	4.37	3.95
Total from investment operations	(12.80)	5.68	6.98	1.25	4.20	3.84
Dividends from net investment income	–	–	(0.19)	–	–	–
Distributions from net realized gains	(1.80)	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$18.01	$32.61	$26.93	$20.44	$19.34	$15.28
Total return(iii)	(40.93)%	21.09%	34.86%	6.58%	27.77%	33.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$177,353	$421,986	$360,756	$455,937	$340,636	$109,146
Ratio of gross expenses to average net assets	1.20%	1.14%	1.15%	1.18%	1.17%	1.21%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.01)%
Ratio of net expenses to average net assets	1.20%	1.14%	1.15%	1.18%	1.17%	1.20%
Ratio of net investment loss to average net assets	(0.95)%	(0.95)%	(1.04)%	(0.93)%	(0.90)%	(0.80)%
Portfolio turnover rate	20.46%	56.71%	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 3/1/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$33.29	$27.41	$20.79	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)	(0.21)	(0.18)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	(12.98)	6.09	7.36	1.48	4.42	2.59
Total from investment operations	(13.05)	5.88	7.18	1.34	4.30	2.51
Dividends from net investment income	–	–	(0.26)	–	–	–
Distributions from net realized gains	(1.80)	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$18.44	$33.29	$27.41	$20.79	$19.60	$15.44
Total return(iv)	(40.81)%	21.45%	35.32%	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$267,292	$394,801	$266,570	$94,694	$25,691	3,279
Ratio of gross expenses to average net assets	0.84%	0.83%	0.84%	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	-	-	- (v)	(0.02)%	-	(0.61)%
Ratio of net expenses to average net assets	0.84%	0.83%	0.84%	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.54)%	(0.65)%	(0.74)%	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	20.46%	56.71%	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Amount was more than (0.005)% per share.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Z
	Six months ended 4/30/2022(i)		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$33.29		$27.41	$20.79	$19.60	$15.44	$11.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)		(0.21)	(0.18)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	(12.98)		6.09	7.36	1.47	4.42	3.99
Total from investment operations	(13.05)		5.88	7.18	1.34	4.30	3.91
Dividends from net investment income	–		–	(0.26)	–	–	–
Distributions from net realized gains	(1.80)		–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$18.44		$33.29	$27.41	$20.79	$19.60	$15.44
Total return(iii)	(40.81)%		21.45%	35.30%	6.96%	28.13%	33.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,883,200	$	$ 6,195,714	$4,499,832	$2,459,793	$1,329,712	$350,097
Ratio of gross expenses to average net assets	0.83%		0.83%	0.85%	0.86%	0.87%	0.90%
Ratio of net expenses to average net assets	0.83%		0.83%	0.85%	0.86%	0.87%	0.90%
Ratio of net investment loss to average net assets	(0.57)%		(0.65)%	(0.74)%	(0.62)%	(0.61)%	(0.58)%
Portfolio turnover rate	20.46%		56.71%	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.12	$18.67		$15.51	$14.30	$17.58	$14.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.11)		(0.06)	(0.02)	(0.06)	0.13
Net realized and unrealized gain (loss) on investments	(5.78)	6.56		3.91	1.66	(2.46)	3.11
Total from investment operations	(5.85)	6.45		3.85	1.64	(2.40)	3.24
Dividends from net investment income	–	–		(0.69)	(0.43)	(0.88)	(0.24)
Distributions from net realized gains	(1.97)	–		–	–	–	–
Net asset value, end of period	$17.30	$25.12		$18.67	$15.51	$14.30	$17.58
Total return(iii)	(25.33)%	34.87	%(iv)	25.69%	11.99%	(14.35)%	22.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$115,194	$158,223		$120,832	$100,814	$98,105	119,477
Ratio of gross expenses to average net assets	1.24%	1.22%		1.34%	1.37%	1.29%	1.34%
Ratio of net expenses to average net assets	1.24%	1.22%		1.34%	1.37%	1.29%	1.34%
Ratio of net investment income (loss) average net assets	(0.71)%	(0.49)%		(0.37)%	(0.11)%	0.38%	0.83%
Portfolio turnover rate	26.06%	75.27%		105.22%	151.99%	207.22%	148.35%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class B
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$21.81	$16.19		$13.44	$12.38	$15.35	$12.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.08)		(0.02)	(0.04)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	(4.96)	5.70		3.38	1.44	(2.13)	2.73
Total from investment operations	(5.03)	5.62		3.36	1.40	(2.19)	2.75
Dividends from net investment income	–	–		(0.61)	(0.34)	(0.78)	(0.16)
Distributions from net realized gains	(1.97)	–		–	–	–	–
Net asset value, end of period	$14.81	$21.81		$16.19	$13.44	$12.38	$15.35
Total return(iii)	(25.33)%	35.02	%(iv)	25.83%	11.82%	(15.00)%	21.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,440	$22,147		$18,427	$17,646	$17,639	$24,777
Ratio of gross expenses to average net assets	1.95%	1.94%		2.05%	2.09%	2.01%	2.05%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.82)%		(0.88)%	(0.51)%	–	–
Ratio of net expenses to average net assets	1.26%	1.12%		1.17%	1.58%	2.01%	2.05%
Ratio of net investment income (loss) to average net assets	(0.73)%	(0.39)%		(0.18)%	(0.30)%	(0.40)%	0.13%
Portfolio turnover rate	26.06%	75.27%		105.22%	151.99%	207.22%	148.35%

See Notes to Financial Statements.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$20.94	$15.68		$13.11	$12.07	$14.98	$12.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.13)	(0.24)		(0.15)	(0.12)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(4.73)	5.50		3.29	1.41	(2.09)	2.66
Total from investment operations	(4.86)	5.26		3.14	1.29	(2.15)	2.67
Dividends from net investment income	–	–		(0.57)	(0.25)	(0.76)	(0.13)
Distributions from net realized gains	(1.97)	–		–	–	–	–
Net asset value, end of period	$14.11	$20.94		$15.68	$13.11	$12.07	$14.98
Total return(iii)	(25.65)%	33.86	%(iv)	24.68%	11.07%	(15.08)%	21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,362	$4,368		$2,760	$3,603	$4,712	$12,130
Ratio of gross expenses to average net assets	2.03%	1.97%		2.13%	2.23%	2.09%	2.13%
Ratio of net expenses to average net assets	2.03%	1.97%		2.13%	2.23%	2.09%	2.13%
Ratio of net investment income (loss) to average net assets	(1.53)%	(1.23)%		(1.13)%	(0.99)%	(0.41)%	0.06%
Portfolio turnover rate	26.06%	75.27%		105.22%	151.99%	207.22%	148.35%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class I
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.20	$18.72		$15.54	$14.31	$17.54	$14.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.10)		(0.02)	0.01	0.09	0.17
Net realized and unrealized gain (loss) on investments	(5.82)	6.58		3.93	1.67	(2.48)	3.09
Total from investment operations	(5.88)	6.48		3.91	1.68	(2.39)	3.26
Dividends from net investment income	–	–		(0.73)	(0.45)	(0.84)	(0.27)
Distributions from net realized gains	(1.97)	–		–	–	–	–
Net asset value, end of period	$17.35	$25.20		$18.72	$15.54	$14.31	$17.54
Total return(iii)	(25.37)%	34.94	%(iv)	25.98%	12.41%	(14.27)%	22.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,284	$591		$642	$970	$2,156	$1,742
Ratio of gross expenses to average net assets	1.24%	1.24%		1.34%	1.48%	1.19%	1.48%
Ratio of expense reimbursements to average net assets	–	(0.05)%		(0.27)%	(0.36)%	(0.04)%	(0.33)%
Ratio of net expenses to average net assets	1.24%	1.19%		1.07%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.45)%		(0.10)%	0.06%	0.51%	1.14%
Portfolio turnover rate	26.06%	75.27%		105.22%	151.99%	207.22%	148.35%
See Notes to Financial Statements.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.52	$18.90		$15.69	$14.46	$17.77	$14.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.03)		–(iii)	0.05	0.12	0.20
Net realized and unrealized gain (loss) on investments	(5.88)	6.65		3.98	1.67	(2.48)	3.14
Total from investment operations	(5.92)	6.62		3.98	1.72	(2.36)	3.34
Dividends from net investment income	–	–		(0.77)	(0.49)	(0.95)	(0.31)
Distributions from net realized gains	(1.97)	–		–	–	–	–
Net asset value, end of period	$17.63	$25.52		$18.90	$15.69	$14.46	$17.77
Total return(iv)	(25.20)%	35.34	%(v)	26.23%	12.64%	(14.03)%	23.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,996	$28,264		$12,621	$13,462	$14,597	$21,317
Ratio of gross expenses to average net assets	0.94%	0.92%		1.02%	1.10%	1.01%	1.03%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.03)%		(0.13)%	(0.21)%	(0.12)%	(0.14)%
Ratio of net expenses to average net assets	0.88%	0.89%		0.89%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	(0.36)%	(0.13)%		0.01%	0.36%	0.71%	1.27%
Portfolio turnover rate	26.06%	75.27%		105.22%	151.99%	207.22%	148.35%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class A
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$36.66	$31.75	$26.55	$28.04	$25.16	$16.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.21)	(0.09)	(0.09)	(0.19)	(0.19)
Net realized and unrealized gain (loss) on investments	(9.06)	8.87	7.20	0.48	3.82	9.34
Total from investment operations	(9.12)	8.66	7.11	0.39	3.63	9.15
Distributions from net realized gains	(7.00)	(3.75)	(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$20.54	$36.66	$31.75	$26.55	$28.04	$25.16
Total return(iii)	(28.50)%	29.12%(iv)	28.09%	1.96%	14.92%	57.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96,939	$151,514	$127,925	$108,095	$131,731	$95,913
Ratio of gross expenses to average net assets	1.02%	1.00%	1.04%	1.12%	1.15%	1.38%
Ratio of net expenses to average net assets	1.02%	1.00%	1.04%	1.12%	1.15%	1.38%
Ratio of net investment loss to average net assets	(0.45)%	(0.63)%	(0.30)%	(0.34)%	(0.68)%	(0.86)%
Portfolio turnover rate	133.90%	152.78%	131.29%	148.78%	89.73%	106.66%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class C
	Six months ended 4/30/2022(i)	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.11	$23.74	$20.44	$22.21	$20.23	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.34)	(0.23)	(0.23)	(0.31)	(0.28)
Net realized and unrealized gain (loss) on investments	(6.08)	6.46	5.44	0.34	3.04	7.53
Total from investment operations	(6.18)	6.12	5.21	0.11	2.73	7.25
Distributions from net realized gains	(7.00)	(3.75)	(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$12.93	$26.11	$23.74	$20.44	$22.21	$20.23
Total return(iii)	(28.78)%	28.11%(iv)	27.12%	1.20%	14.03%	55.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,495	$14,334	$11,862	$10,963	$15,322	$31,148
Ratio of gross expenses to average net assets	1.82%	1.76%	1.81%	1.89%	1.93%	2.15%
Ratio of net expenses to average net assets	1.82%	1.76%	1.81%	1.89%	1.93%	2.15%
Ratio of net investment loss to average net assets	(1.25)%	(1.39)%	(1.07)%	(1.12)%	(1.46)%	(1.63)%
Portfolio turnover rate	133.90%	152.78%	131.29%	148.78%	89.73%	106.66%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class Z
	Six months ended 4/30/2022(i)	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$37.09	$31.99		$26.69	$28.09	$25.11	$15.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.11)		–(iii)	0.01	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(9.19)	8.96		7.25	0.47	3.82	9.30
Total from investment operations	(9.21)	8.85		7.25	0.48	3.73	9.19
Dividends from net investment income	–	–		(0.04)	–	–	–
Distributions from net realized gains	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)	–
Net asset value, end of period	$20.88	$37.09		$31.99	$26.69	$28.09	$25.11
Total return(iv)	(28.39)%	29.53	%(v)	28.50%	2.34%	15.32%	57.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96,789	$184,972		$131,109	$77,023	$57,640	$25,644
Ratio of gross expenses to average net assets	0.70%	0.68%		0.71%	0.79%	0.84%	1.12%
Ratio of expense reimbursements to average net assets	–	–		–	(0.04)%	(0.06)%	(0.13)%
Ratio of net expenses to average net assets	0.70%	0.68%		0.71%	0.75%	0.78%	0.99%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.31)%		(0.01)%	0.02%	(0.32)%	(0.48)%
Portfolio turnover rate	133.90%	152.78%		131.29%	148.78%	89.73%	106.66%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)
Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven series — Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Enduring Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

The Board of Trustees of the Trust (the “Board”) has authorized a partial closing of the Alger Small Cap Focus Fund effective July 31, 2019. Class A, C, I and Z shares are available for purchase by existing shareholders who maintain open accounts and new investors that utilize certain retirement record keeping platforms identified by Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”). Class I shares are also available for purchase by investors who transact with certain brokers identified by the distributor. Class Y shares remain open to all qualifying investors and Class Y and Class Z Shares are generally subject to a minimum initial investment of $500,000.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class P-2 Shares of the Alger 35 Fund were converted to Class Z shares after the close of business on October 29, 2021.

Alger Weatherbie Enduring Growth Fund launched on December 17, 2021.

The Board approved a Plan of Reorganization dated as of February 11, 2021 (the “Plan”), adopted with respect to Alger 25 Fund and Alger 35 Fund. The Plan provides for the transfer of the Alger 25 Fund’s assets to the Alger 35 Fund in a tax-free exchange for shares of the Alger 35 Fund and the assumption by the Alger 35 Fund of the Alger 25 Fund’s stated liabilities, the distribution of such shares of the Alger 35 Fund to Alger 25 Fund shareholders and the subsequent termination of the Alger 25 Fund (the “Reorganization”). Because the Reorganization satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), as amended, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of shareholders of either fund. The Reorganization became effective after the close of business on May 7, 2021.

After the close of business on May 7, 2021, the Alger 35 Fund acquired substantially all of the assets and liabilities of the Alger 25 Fund in exchange for Class P shares of the Alger 35 Fund, which were distributed to the Alger 25 Fund’s shareholders. Upon completion of the Reorganization, Class P shares were reclassified as Class Z shares. The investment portfolio of the Alger 25 Fund, with a fair value of $25,885,380 and identified cost of $17,519,227 as of the date of the Reorganization, was the principal asset acquired by the Alger 35 Fund. The acquisition was accomplished by a tax-free exchange of 1,536,300 shares of the Alger 25 Fund, valued at $26,249,571 for 1,429,347 shares of the Alger 35 Fund. The net assets of the Alger 25 Fund and the Alger 35 Fund immediately before the acquisition were $26,249,571 (including $8,366,153 of net unrealized appreciation) and $18,981,690, respectively. The combined net assets of the Alger 35 Fund immediately following the acquisition were $45,231,261. For financial reporting purposes, assets received and shares issued by the Alger 35 Fund were recorded at fair value; however the cost basis of the investments received from the Alger 25 Fund was carried forward to align ongoing reporting of the Alger 35 Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) and/ or its affiliates paid the expenses directly relating to the Reorganization. Assuming the acquisition had been completed on November 1, 2020, the Alger 35 Fund’s pro-forma results of operations for the year ended October 31, 2021, are as follows:

Net investment loss	$(32,302)
Net realized and unrealized gain on investments in securities	13,917,443
Net increase in net assets resulting from operations	$13,885,141
Undistributed net investment loss	$(115,723)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in revenue and earnings attributable to the Alger 25 Fund that have been included in the Alger 35 Fund’s Statement of Operations since May 7, 2021.

The Class Y shares of Alger Small Cap Growth Fund launched on December 31, 2021.

NOTE 2 - Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair value determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

While Committee meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s prices.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Board to designate the Funds’ investment adviser, Alger Management, to perform the Funds’ fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Funds, the Board, and the Investment Manager are currently in the process of implementing the requirements of Rule 2a-5 for compliance with these requirements by the September 2022 compliance deadline.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2022.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 - Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 - Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2022, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.76%
Alger 35 Fund(b)	0.45	—	—	—	—	0.45
Alger Growth & Income Fund(b)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(c)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(d)	0.70	0.50	—	—	—	0.57
Alger Weatherbie Enduring Growth Fund(d)	0.70	0.50	—	—	—	0.70
Alger Weatherbie Specialized Growth Fund(c)	0.81	0.75	—	—	—	0.79
Alger Small Cap Growth Fund(c)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(b)	0.75	—	—	—	—	0.75
Alger International Focus Fund(c)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(b)	0.55	—	—	—	—	0.55

(a)
Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)	Tier 1 rate is paid on all assets.
(c)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(d)	Tier 1 rate is paid on assets up to $250 million, and Tier 2 rate is paid on assets in excess of $250 million.

The sub-advisor to the Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee out of the advisory fee that Alger Management receives at no additional cost to the Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by each of Alger Weatherbie Enduring Growth Fund and the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2022, Alger Management paid a sub-advisory fee of $0 and $3,721,513 for the Alger Weatherbie Enduring Growth Fund and Alger Weatherbie Specialized Growth Fund, respectively, to Weatherbie.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) for certain Funds through February 29, 2024 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, as listed in the table below:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	CLASS										FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A		C		I		Y		Z		APRIL 30, 2022
Alger Capital Appreciation Fund	–		–		–		–		0.85%		$–
Alger Mid Cap Growth Fund	–		–		–		–		0.99		44,286
Alger Mid Cap Focus Fund	1.15%		1.90%		1.20%		0.69%		0.99		–
Alger Weatherbie Enduring Growth Fund	1.15	(a)	1.85	(a)	1.10	(a)	0.70	(a)	0.75	(a)	67,472
Alger Weatherbie Specialized Growth Fund	–		–		–		0.87		–		7,565
Alger Small Cap Growth Fund	–		–		–		0.84	(b)	0.99		13,736
Alger Small Cap Focus Fund	–		–		–		0.85		–		–
Alger International Focus Fund	–		–		1.25		–		0.84	(c)	72,639
Alger Health Sciences Fund	–		–		–		–		0.75		–

(a)	Effective December 17, 2021, inception of the Fund.
(b)	Effective December 31, 2021, inception of the Class.
(c)	Prior to March 1, 2022, the expense cap for Alger International Focus Fund, Class Z, was 0.89%.

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2022, there were no recoupments made to the Investment Manager.

Alger Management has also agreed to limit expenses of the Class Z shares (formerly class P shares) of Alger 35 Fund, for the life of the Fund, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees, exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 35 Fund were $79,319 for the six months ended April 30, 2022.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $44,286, $13,576 and $64,673, respectively, for the six months ended April 30, 2022.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Alger LLC a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Class A shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2022, such excess carried forward was $12,171,385, $19,194,754 and $18,967,813 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2022, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$8,598
Alger Growth & Income Fund	2,015
Alger Mid Cap Growth Fund	1,007
Alger Mid Cap Focus Fund	321
Alger Weatherbie Specialized Growth Fund	10,961
Alger Small Cap Growth Fund	10,324
Alger Small Cap Focus Fund	7,725
Alger International Focus Fund	683

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

CONTINGENT DEFERRED SALES CHARGES
Alger Health Sciences Fund	869

(e) Brokerage Commissions: During the six months ended April 30, 2022, Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund paid Alger LLC, $153,577, $2,737, $125, $63,541, $158,152, $11,775, $243,942, $300 and $80,715, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2022, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, $482,651, $21,278, $30,066, $15,902, $109,360, $55,264, $537,921, $15,133 and $36,576, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Prior to January 1, 2022, each Independent Trustee received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. For the six months ended April 30, 2022, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN
Alger Mid Cap Focus Fund	$–	$16,578,285	$(1,955,173)
Alger Small Cap Growth Fund	3,400,732	–	–
Alger Small Cap Focus Fund	9,120,808	–	–

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of April 30, 2022.

During the six months ended April 30, 2022, Alger Capital Appreciation Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $11, $583, $12,063 and $31,805, respectively, and Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $17,169, $355, $49, $65, $3,163 and $1,081, respectively, which are included in interest income and interest expenses, respectively, in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2022, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	44,857
Alger 35 Fund	—	—	—	—	2,152,689
Alger Growth & Income Fund	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	149,032

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	C	I	Y	Z
Alger Mid Cap Focus Fund	—	—	100,035	4,843	937,772
Alger Weatherbie Enduring Growth Fund	10,000	10,000	10,000	50,000	420,000
Alger Weatherbie Specialized Growth Fund	187,751	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	36,127	115,717
Alger Small Cap Focus Fund	—	—	—	787	317,534
Alger International Focus Fund	—	—	—	—	90,832

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities and forward foreign currency contracts, for the six months ended April 30, 2022:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,750,561,254	$2,094,698,962
Alger 35 Fund	34,650,525	34,530,613
Alger Growth & Income Fund	31,365,786	1,385,188
Alger Mid Cap Growth Fund	344,293,263	363,858,426

	PURCHASES	SALES
Alger Mid Cap Focus Fund	$1,452,617,982	$1,510,506,895
Alger Weatherbie Enduring Growth Fund	5,845,114	764,510
Alger Weatherbie Specialized Growth Fund	413,540,165	518,100,490
Alger Small Cap Growth Fund	68,132,237	43,952,797
Alger Small Cap Focus Fund	1,122,358,148	2,245,039,756
Alger International Focus Fund	48,112,804	53,524,633
Alger Health Sciences Fund	350,185,393	409,700,656

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$5,668,397	1.50%
Alger 35 Fund	16,758	2.27
Alger Mid Cap Growth Fund	214,391	1.77
Alger Weatherbie Specialized Growth Fund	174,660	2.05
Alger Small Cap Growth Fund	12,691	1.04
Alger Small Cap Focus Fund	949,576	1.42
Alger International Focus Fund	1,773	2.11

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Health Sciences Fund	299,339	1.40

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the six months ended April 30, 2022 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$68,253,982
Alger 35 Fund	402,979
Alger Mid Cap Growth Fund	5,271,001
Alger Weatherbie Specialized Growth Fund	11,838,394
Alger Small Cap Growth Fund	2,297,000
Alger Small Cap Focus Fund	33,426,745
Alger International Focus Fund	92,245
Alger Health Sciences Fund	5,578,344

On September 7, 2021, BBH, the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The completion of the Transaction is subject to customary closing conditions and regulatory approvals. As a result of the Transaction, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the completion of the Transaction, the timing of which is not currently finalized.

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eleven series. Each series is divided into separate classes. During the six months ended April 30, 2022, and the year ended October 30, 2021, transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	3,347,498	$103,451,770	4,903,852	$171,217,144
Shares converted from Class C	57,494	1,699,067	193,285	6,736,530
Dividends reinvested	7,597,941	236,675,867	4,906,578	160,052,587
Shares redeemed	(9,987,645)	(277,473,665)	(10,514,085)	(373,806,874)
Net increase (decrease)	1,015,288	$64,353,039	(510,370)	$(35,800,613)
Class C:
Shares sold	500,185	$9,243,543	611,212	$14,822,713
Shares converted to Class A	(92,360)	(1,699,067)	(279,454)	(6,736,530)
Dividends reinvested	2,637,277	50,292,867	1,702,406	38,406,276
Shares redeemed	(2,335,469)	(45,748,708)	(2,485,325)	(61,180,206)
Net increase (decrease)	709,633	$12,088,635	(451,161)	$(14,687,747)
Class Z:
Shares sold	5,246,964	$163,136,094	8,958,009	$331,347,123
Dividends reinvested	7,554,946	250,370,897	4,753,533	162,570,831
Shares redeemed	(6,589,453)	(207,924,507)	(24,919,637)	(947,567,494)
Net increase (decrease)	6,212,457	$205,582,484	(11,208,095)	$(453,649,540)

Alger 35 Fund*
Class Z:
Shares sold	29,682	$382,748	192,476	$3,393,415
Shares from the Reorganization**	—	—	1,429,347	26,249,571
Shares converted from Class P-2	—	—	18,102	386,258
Dividends reinvested	747,268	10,551,417	9,316	159,019
Shares redeemed	(42,033)	(516,195)	(390,886)	(7,004,609)
Net increase	734,917	$10,417,970	1,258,355	$23,183,654
Class P-2:
Shares sold	—	$—	9,353	$179,455
Shares converted to Class Z	—	—	(18,083)	(386,258)
Dividends reinvested	—	—	1,272	21,760
Shares redeemed	—	—	(6,943)	(136,393)
Net decrease	—	$—	(14,401)	$(321,436)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	261,775	$15,795,256	187,753	$10,422,890
Shares converted from Class C	1,030	63,190	9,932	526,506
Dividends reinvested	60,938	3,749,308	35,990	1,847,272
Shares redeemed	(112,843)	(6,746,129)	(202,222)	(11,022,607)
Net increase	210,900	$12,861,625	31,453	$1,774,061
Class C:
Shares sold	74,835	$4,430,016	60,755	$3,319,485
Shares converted to Class A	(1,046)	(63,190)	(10,088)	(526,506)
Dividends reinvested	10,389	631,309	5,024	247,364
Shares redeemed	(29,511)	(1,748,863)	(60,069)	(3,212,364)
Net increase (decrease)	54,667	$3,249,272	(4,378)	$(172,021)
Class Z:
Shares sold	477,113	$28,762,042	231,639	$12,822,447
Dividends reinvested	23,052	1,415,496	12,292	636,900
Shares redeemed	(119,087)	(6,973,415)	(122,372)	(6,508,944)
Net increase	381,078	$23,204,123	121,559	$6,950,403

Alger Mid Cap Growth Fund
Class A:
Shares sold	522,330	$8,453,268	914,462	$20,634,057
Shares converted from Class B	11,862	196,286	82,391	1,863,637
Shares converted from Class C	2,326	38,155	18,436	428,750
Dividends reinvested	3,949,371	62,202,597	919,277	19,139,352
Shares redeemed	(928,737)	(14,961,732)	(1,345,940)	(29,992,059)
Net increase	3,557,152	$55,928,574	588,626	$12,073,737
Class B:
Shares sold	34,976	$439,929	24,929	$412,167
Shares converted to Class A	(18,297)	(196,286)	(111,173)	(1,863,637)
Dividends reinvested	648,341	6,399,126	139,453	2,141,998
Shares redeemed	(280,986)	(2,774,403)	(118,881)	(1,959,022)
Net increase (decrease)	384,034	$3,868,366	(65,672)	$(1,268,494)
Class C:
Shares sold	102,590	$981,898	143,711	$2,319,146
Shares converted to Class A	(3,747)	(38,155)	(25,839)	(428,750)
Dividends reinvested	312,841	2,906,295	55,517	822,766
Shares redeemed	(108,901)	(1,066,803)	(109,683)	(1,763,897)
Net increase	302,783	$2,783,235	63,706	$949,265
Class Z:
Shares sold	1,222,513	$21,999,705	1,002,401	$22,629,348
Dividends reinvested	730,557	11,835,012	96,479	2,049,208
Shares redeemed	(879,446)	(13,328,626)	(418,013)	(9,396,307)
Net increase	1,073,624	$20,506,091	680,867	$15,282,249

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:***
Shares sold	182,714	$3,313,649	71,524	$1,568,079
Dividends reinvested	12,507	226,139	—	—
Shares redeemed	(32,984)	(576,473)	(282)	(6,378)
Net increase	162,237	$2,963,315	71,242	$1,561,701
Class C:***
Shares sold	143,064	$2,645,556	99,334	$2,230,152
Dividends reinvested	12,103	218,218	—	—
Shares redeemed	(43,585)	(810,781)	(235)	(5,074)
Net increase	111,582	$2,052,993	99,099	$2,225,078
Class I:
Shares sold	753,258	$13,890,378	3,340,683	$67,099,072
Dividends reinvested	678,515	12,274,335	68,847	1,263,336
Shares redeemed	(1,439,167)	(25,248,715)	(1,688,941)	(32,678,718)
Net increase (decrease)	(7,394)	$915,998	1,720,589	$35,683,690
Class Y:****
Shares sold	422	$7,200	5,822	$119,925
Dividends reinvested	115	2,107	—	—
Net increase	537	$9,307	5,822	$119,925
Class Z:
Shares sold	8,455,129	$154,398,682	20,605,283	$415,538,623
Dividends reinvested	3,770,479	68,698,120	320,018	5,894,736
Shares redeemed	(11,238,654)	(194,850,215)	(7,483,745)	(151,083,036)
Net increase	986,954	$28,246,587	13,441,556	$270,350,323

Alger Weatherbie Enduring Growth Fund*****
Class A:
Shares sold	16,209	$152,000	—	$—
Net increase	16,209	$152,000	—	$—
Class C:
Shares sold	10,000	$100,000	—	$—
Net increase	10,000	$100,000	—	$—
Class I:
Shares sold	10,000	$100,000	—	$—
Net increase	10,000	$100,000	—	$—
Class Y:
Shares sold	50,000	$500,000	—	$—
Net increase	50,000	$500,000	—	$—
Class Z:
Shares sold	459,708	$4,600,241	—	$—
Net increase	459,708	$4,600,241	—	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	952,369	$16,983,830	2,777,160	$60,409,142
Shares converted from Class C	6,874	156,481	65,661	1,472,818
Dividends reinvested	2,355,077	40,837,032	438,339	8,823,757
Shares redeemed	(2,157,190)	(35,112,974)	(2,894,846)	(62,323,010)
Net increase	1,157,130	$22,864,369	386,314	$8,382,707
Class C:
Shares sold	744,241	$7,270,260	1,791,191	$25,231,160
Shares converted to Class A	(11,007)	(156,481)	(102,088)	(1,472,818)
Dividends reinvested	2,635,295	24,982,600	412,015	5,327,351
Shares redeemed	(1,727,617)	(16,191,582)	(1,215,169)	(17,245,234)
Net increase	1,640,912	$15,904,797	885,949	$11,840,459
Class I:
Shares sold	263,942	$5,106,251	1,135,719	$25,501,619
Dividends reinvested	505,518	9,079,102	127,791	2,646,555
Shares redeemed	(629,358)	(10,999,405)	(1,952,131)	(42,735,229)
Net increase (decrease)	140,102	$3,185,948	(688,621)	$(14,587,055)
Class Y:
Shares sold	1,895,379	$32,271,542	837,092	$19,514,973
Dividends reinvested	343,617	6,305,382	45,583	957,251
Shares redeemed	(539,979)	(9,497,698)	(340,146)	(7,860,565)
Net increase	1,699,017	$29,079,226	542,529	$12,611,659
Class Z:
Shares sold	15,094,941	$272,957,807	23,475,062	$551,582,721
Dividends reinvested	9,047,802	171,998,723	1,449,362	31,335,212
Shares redeemed	(22,507,315)	(393,490,563)	(10,574,421)	(248,570,390)
Net increase	1,635,428	$51,465,967	14,350,003	$334,347,543

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,230,588	$15,674,190	4,316,492	$67,234,025
Shares converted from Class B	43,668	495,537	9,900	151,028
Shares converted from Class C	454	5,808	9,831	156,933
Dividends reinvested	1,565,131	20,221,493	69,156	1,020,044
Shares redeemed	(2,419,500)	(30,046,439)	(3,086,481)	(47,214,284)
Net increase	420,341	$6,350,589	1,318,898	$21,347,746
Class B:
Shares sold	56,801	$409,119	18,146	$202,310
Shares converted to Class A	(64,876)	(495,537)	(14,060)	(151,028)
Dividends reinvested	77,256	672,125	3,843	39,897
Shares redeemed	(67,221)	(552,794)	(71,442)	(786,600)
Net increase (decrease)	1,960	$32,913	(63,513)	$(695,421)
Class C:
Shares sold	398,037	$3,153,545	2,192,233	$22,769,276
Shares converted to Class A	(711)	(5,808)	(14,746)	(156,933)
Dividends reinvested	590,149	4,786,108	17,615	173,504
Shares redeemed	(608,217)	(4,722,417)	(731,088)	(7,680,281)
Net increase	379,258	$3,211,428	1,464,014	$15,105,566
Class Y:******
Shares sold	36,127	$500,000	—	$—
Net increase	36,127	$500,000	—	$—
Class Z:
Shares sold	8,592,233	$108,535,211	16,501,975	$267,006,423
Dividends reinvested	2,222,719	30,117,848	71,444	1,096,671
Shares redeemed	(8,460,872)	(106,929,089)	(7,573,401)	(122,718,331)
Net increase	2,354,080	$31,723,970	9,000,018	$145,384,763

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	1,188,082	$27,562,715	2,869,366	$90,147,930
Shares converted from Class C	2,829	81,163	15,477	522,326
Dividends reinvested	1,045,786	26,134,180	—	—
Shares redeemed	(4,101,958)	(94,113,120)	(6,829,853)	(211,147,927)
Net decrease	(1,865,261)	$(40,335,062)	(3,945,010)	$(120,477,671)
Class C:
Shares sold	220,467	$4,699,028	412,494	$11,510,179
Shares converted to Class A	(3,203)	(81,163)	(17,406)	(522,326)
Dividends reinvested	669,148	14,661,030	—	—
Shares redeemed	(1,718,328)	(33,661,683)	(1,494,411)	(41,732,985)
Net decrease	(831,916)	$(14,382,788)	(1,099,323)	$(30,745,132)
Class I:
Shares sold	1,625,500	$39,053,392	5,521,632	$177,853,968
Dividends reinvested	817,179	21,017,843	—	—
Shares redeemed	(5,531,508)	(130,923,613)	(5,977,164)	(188,231,133)
Net decrease	(3,088,829)	$(70,852,378)	(455,532)	$(10,377,165)
Class Y:
Shares sold	3,837,133	$88,288,381	5,833,923	$191,192,930
Dividends reinvested	722,905	19,019,637	—	—
Shares redeemed	(1,924,997)	(47,061,676)	(3,700,823)	(119,885,569)
Net increase	2,635,041	$60,246,342	2,133,100	$71,307,361
Class Z:
Shares sold	34,465,836	$825,511,260	76,188,007	$2,500,577,465
Dividends reinvested	10,465,710	275,248,186	—	—
Shares redeemed	(74,694,001)	(1,755,446,092)	(54,259,719)	(1,768,072,530)
Net increase (decrease)	(29,762,455)	$(654,686,646)	21,928,288	$732,504,935

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	131,714	$2,837,050	308,062	$7,102,758
Shares converted from Class B	6,137	133,578	15,746	357,201
Shares converted from Class C	1,746	34,951	9,648	226,184
Dividends reinvested	517,441	11,740,746	—	—
Shares redeemed	(295,848)	(6,189,759)	(507,496)	(11,678,515)
Net increase (decrease)	361,190	$8,556,566	(174,040)	$(3,992,372)
Class B:
Shares sold	2,630	$45,078	24,912	$439,834
Shares converted to Class A	(7,139)	(133,578)	(18,146)	(357,201)
Dividends reinvested	99,778	1,938,691	—	—
Shares redeemed	(68,690)	(1,316,165)	(129,422)	(2,601,409)
Net increase (decrease)	26,579	$534,026	(122,656)	$(2,518,776)
Class C:
Shares sold	10,585	$197,361	71,044	$1,356,820
Shares converted to Class A	(2,133)	(34,951)	(11,520)	(226,184)
Dividends reinvested	21,218	393,811	—	—
Shares redeemed	(70,903)	(1,146,872)	(26,935)	(516,872)
Net increase (decrease)	(41,233)	$(590,651)	32,589	$613,764
Class I:
Shares sold	63,741	$1,444,477	15,704	$367,108
Dividends reinvested	2,147	48,866	—	—
Shares redeemed	(15,338)	(303,114)	(26,546)	(588,570)
Net increase (decrease)	50,550	$1,190,229	(10,842)	$(221,462)
Class Z:
Shares sold	276,429	$5,690,218	684,090	$15,690,006
Dividends reinvested	90,502	2,089,683	—	—
Shares redeemed	(340,170)	(6,783,244)	(244,218)	(5,616,024)
Net increase	26,761	$996,657	439,872	$10,073,982

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	422,424	$10,376,403	647,684	$21,813,029
Shares converted from Class C	6,521	152,719	19,072	665,710
Dividends reinvested	974,154	24,529,213	417,346	13,167,263
Shares redeemed	(815,940)	(20,309,066)	(979,932)	(32,679,519)
Net increase	587,159	$14,749,269	104,170	$2,966,483
Class C:
Shares sold	40,291	$705,139	151,682	$3,657,493
Shares converted to Class A	(10,305)	(152,719)	(26,699)	(665,710)
Dividends reinvested	226,913	3,607,916	82,622	1,869,732
Shares redeemed	(148,804)	(2,469,105)	(158,253)	(3,786,919)
Net increase	108,095	$1,691,231	49,352	$1,074,596
Class Z:
Shares sold	874,823	$23,652,278	2,662,275	$91,145,762
Dividends reinvested	1,302,121	33,295,227	490,804	15,627,187
Shares redeemed	(2,528,841)	(62,003,290)	(2,264,211)	(74,893,155)
Net increase (decrease)	(351,897)	$(5,055,785)	888,868	$31,879,794

*
On May 7, 2021, Class P Shares of Alger 35 Fund were reclassified as Class Z Shares. After the close of business on October 29, 2021, Class P-2 Shares of the Alger 35 Fund were converted to Class Z Shares.

**	Includes shares and amounts from the Reorganization.
***	Inception date July 29, 2021.
****	Inception date February 26, 2021.
*****	Inception date December 17, 2021.
******	Inception date December 31, 2021.

NOTE 7 — Income Tax Information:

At October 31, 2021, the Funds, for federal income tax purposes, had no capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2022, in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$161,663,915	$161,663,915	$—	$—
Consumer Discretionary	436,507,600	416,470,956	19,124,658	911,986
Consumer Staples	8,914,817	8,914,817	—	—
Energy	54,542,332	54,542,332	—	—
Financials	69,500,346	69,500,346	—	—
Healthcare	326,301,400	292,868,828	33,432,572	—
Industrials	185,169,479	185,169,479	—	—
Information Technology	927,194,891	927,194,891	—	—
Materials	23,042,479	23,042,479	—	—
Utilities	7,345,528	7,345,528	—	—
TOTAL COMMON STOCKS	$2,200,182,787	$2,146,713,571	$52,557,230	$911,986
PREFERRED STOCKS
Information Technology	1,656,261	—	—	1,656,261
REAL ESTATE INVESTMENT TRUST
Real Estate	7,867,350	7,867,350	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	3,874,677	—	—	3,874,677
TOTAL INVESTMENTS IN SECURITIES	$2,213,581,075	$2,154,580,921	$52,557,230	$6,442,924

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	2,801,448	2,801,448	—	—
Consumer Discretionary	4,730,501	4,730,501	—	—
Consumer Staples	673,689	673,689	—	—
Energy	1,579,140	1,579,140	—	—
Financials	2,117,994	2,117,994	—	—
Healthcare	3,491,743	3,491,743	—	—
Industrials	1,661,995	1,661,995	—	—
Information Technology	10,637,090	10,637,090	—	—
Real Estate	732,979	732,979	—	—
TOTAL COMMON STOCKS	$28,426,579	$28,426,579	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	457,839	457,839	—	—
TOTAL INVESTMENTS IN SECURITIES	$28,884,418	$28,884,418	$—	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$17,229,225	$17,229,225	$—	$—
Consumer Discretionary	12,855,413	12,855,413	—	—
Consumer Staples	14,108,241	14,108,241	—	—
Energy	7,831,181	7,831,181	—	—
Financials	19,217,852	19,217,852	—	—
Healthcare	26,709,404	26,709,404	—	—
Industrials	11,295,839	11,295,839	—	—
Information Technology	46,555,452	46,555,452	—	—
Materials	3,899,233	3,899,233	—	—
Utilities	2,429,516	2,429,516	—	—
TOTAL COMMON STOCKS	$162,131,356	$162,131,356	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	1,028,536	1,028,536	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,353,783	1,353,783	—	—
Real Estate	7,494,092	7,494,092	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$8,847,875	$8,847,875	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$172,007,767	$172,007,767	$—	$—

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	10,278,999		10,278,999	—	—
Consumer Discretionary	29,861,677		28,123,349	1,738,328	—
Consumer Staples	1,043,950		1,043,950	—	—
Energy	17,470,831		17,470,831	—	—
Financials	9,147,543		9,147,543	—	—
Healthcare	34,463,279		34,463,279	—	—
Industrials	24,522,077		24,522,077	—	—
Information Technology	60,157,399		60,157,399	—	—
Materials	3,394,271		3,394,271	—	—
Utilities	5,604,766		5,604,766	—	—
TOTAL COMMON STOCKS	$195,944,792		$194,206,464	$1,738,328	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	424,842		—	—	424,842
REAL ESTATE INVESTMENT TRUST
Real Estate	1,133,485		1,133,485	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,365,711		—	—	2,365,711
TOTAL INVESTMENTS IN SECURITIES	$199,868,830		$195,339,949	$1,738,328	$2,790,553

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,731,368	$5,731,368	$—	$—
Consumer Discretionary	83,933,544	83,933,544	—	—
Energy	27,983,547	27,983,547	—	—
Financials	17,997,237	17,997,237	—	—
Healthcare	94,351,770	94,351,770	—	—
Industrials	90,228,202	90,228,202	—	—
Information Technology	219,631,144	219,631,144	—	—
Materials	13,988,080	13,988,080	—	—
Utilities	15,363,219	15,363,219	—	—
TOTAL COMMON STOCKS	$569,208,111	$569,208,111	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$569,208,111	$569,208,111	$—	$—

Alger Weatherbie Enduring Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	316,223	316,223	—	—
Energy	243,938	243,938	—	—
Financials	575,897	575,897	—	—
Healthcare	375,868	375,868	—	—
Industrials	1,292,417	1,292,417	—	—
Information Technology	767,830	767,830	—	—
Real Estate	330,584	330,584	—	—
TOTAL COMMON STOCKS	$3,902,757	$3,902,757	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$3,902,757	$3,902,757	$—	$—

Alger Weatherbie Specialized Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	3,294,219		3,294,219	—	—
Consumer Discretionary	123,520,379		123,520,379	—	—
Energy	59,669,244		59,669,244	—	—
Financials	126,942,102		126,942,102	—	—
Healthcare	148,603,619		145,617,409	—	2,986,210
Industrials	213,842,974		213,842,974	—	—
Information Technology	200,691,877		200,691,877	—	—
Materials	6,788,443		6,788,443	—	—
Real Estate	56,729,784		56,729,784	—	—
TOTAL COMMON STOCKS	$940,082,641		$937,096,431	$—	$2,986,210
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$940,082,641		$937,096,431	$—	$2,986,210

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$27,955,134		$27,955,134	$—	$—
Consumer Discretionary	53,321,397		53,321,397	—	—
Consumer Staples	22,822,397		22,822,397	—	—
Energy	23,807,766		23,807,766	—	—
Financials	5,026,621		5,026,621	—	—
Healthcare	133,157,415		129,510,417	—	3,646,998
Industrials	29,579,464		29,579,464	—	—
Information Technology	108,859,077		108,859,077	—	—
Materials	15,074,475		15,074,475	—	—
TOTAL COMMON STOCKS	$419,603,746		$415,956,748	$—	$3,646,998
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	125,843		—	—	125,843
REAL ESTATE INVESTMENT TRUST
Real Estate	4,227,157		4,227,157	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	3,203,479		—	—	3,203,479
TOTAL INVESTMENTS IN SECURITIES	$427,160,225		$420,183,905	$—	$6,976,320

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	19,354,408	19,354,408	—	—
Consumer Discretionary	220,546,047	220,546,047	—	—
Consumer Staples	61,217,156	61,217,156	—	—
Energy	283,277,609	283,277,609	—	—
Financials	84,725,061	84,725,061	—	—
Healthcare	1,450,430,960	1,450,430,960	—	—
Industrials	552,706,030	552,706,030	—	—
Information Technology	1,005,763,945	1,005,763,945	—	—
TOTAL COMMON STOCKS	$3,678,021,216	$3,678,021,216	$—	$—
RIGHTS
Healthcare	8,572	—	—	8,572
TOTAL INVESTMENTS IN SECURITIES	$3,678,029,788	$3,678,021,216	$—	$8,572

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$32,584,354	$6,936,288	$25,648,066	$—
Consumer Staples	6,933,082	—	6,933,082	—
Energy	8,717,101	3,686,445	5,030,656	—
Financials	24,273,344	5,809,120	18,464,224	—
Healthcare	19,349,945	3,323,521	16,026,424	—
Industrials	27,877,945	—	27,877,945	—
Information Technology	21,326,174	7,028,466	14,297,708	—
Materials	9,015,540	—	9,015,540	—
TOTAL COMMON STOCKS	$150,077,485	$26,783,840	$123,293,645	$—
TOTAL INVESTMENTS IN SECURITIES	$150,077,485	$26,783,840	$123,293,645	$—

Alger Health Sciences Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Healthcare	191,985,362		161,636,930	25,348,430	5,000,002
Information Technology	1,832,439		1,832,439	—	—
Materials	3,385,307		3,385,307	— —
TOTAL COMMON STOCKS	$197,203,108		$166,854,676	$25,348,430	$5,000,002
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	1,409,037		—	—	1,409,037
TOTAL INVESTMENTS IN SECURITIES	$198,612,145		$166,854,676	$25,348,430	$6,409,039

*
Alger Mid Cap Growth Fund’s, Alger Weatherbie Specialized Growth Fund’s, Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2021	$1,015,916
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(103,930)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	911,986
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(103,930)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2021	$1,922,972
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(266,711)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	1,656,261
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(266,711)

Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$4,443,108
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(568,431)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	3,874,677
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(568,431)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$0	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	0	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2021	$442,544
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(17,702)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	424,842
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(17,702)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$2,722,707
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(356,996)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	2,365,711
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(356,996)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	2,986,210
Sales	—
Closing balance at April 30, 2022	2,986,210
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$0	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	0	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	3,646,998
Sales	—
Closing balance at April 30, 2022	3,646,998
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2021	$0	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	0	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2021	$131,087
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(5,244)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	125,843
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(5,244)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$3,683,379
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(479,900)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	3,203,479
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(479,900)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2021	$8,929
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(357)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	8,572
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(357)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	5,000,002
Sales	—
Closing balance at April 30, 2022	5,000,002
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2021	$0	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	0	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2021	$1,467,747
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(58,710)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2022	1,409,037
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2022*	(58,710)

*	Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.
**	Includes securities that are fair valued at zero.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2022	Valuation Methodology	Unobservable Input	Input/Range		Weighted Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$911,986	Income Approach	Discount Rate	0.00%-4.70%		N/A
			Probability of Success	15.00%-50.00%		N/A
Preferred Stocks	1,656,261	Market Approach	Transaction Price	N/A		N/A
			Revenue Multiple	26.0x-30.57	x	N/A
Special Purpose Vehicle	3,874,677	Market Approach	Transaction Price	N/A		N/A
			Revenue Multiple	26.0x-30.57	x	N/A

Alger Mid Cap Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	424,842		Income Approach	Discount Rate	5.67%-6.01%	N/A
				Probability of Success	0.00%-60.00%	N/A

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2022	Valuation Methodology	Unobservable Input	Input/Range		Weighted Average Inputs
Alger Mid Cap Growth Fund (continued)
Special Purpose Vehicle	2,365,711	Market Approach	Transaction Price	N/A		N/A
			Revenue Multiple	26.0x-30.57	x	N/A

Alger Weatherbie Specialized Growth Fund
Common Stocks	$2,986,210		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A

Alger Small Cap Growth Fund
Common Stocks	$3,646,998		Market Approach	Priced at Cost	N/A		N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%		N/A
Rights	125,843		Income Approach	Discount Rate	5.67%-6.01%		N/A
				Probability of Success	0.00%-60.00%		N/A
Special Purpose Vehicle	3,203,479		Market Approach	Transaction Price	N/A		N/A
				Revenue Multiple	26.0x-30.57	x	N/A

Alger Small Cap Focus Fund
Rights	8,572	Income Approach	Discount Rate	5.67%-6.01%	N/A
			Probability of Success	0.00%-60.00%	N/A

Alger Health Sciences Fund
Common Stocks	$5,000,002		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	1,409,037		Income Approach	Discount Rate	5.67%-6.01%	N/A
				Probability of Success	0.00%-60.00%	N/A

*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund	$35,241,367	$257,323	$34,984,044	$–
Alger 35 Fund	10,183	–	10,183	–
Alger Growth & Income Fund	10,098,440	–	10,098,440	–
Alger Mid Cap Growth Fund	7,457,733	–	7,457,733	–
Alger Mid Cap Focus Fund	17,373,428	345	17,373,083	–
Alger Weatherbie Enduring Growth Fund	295,078	–	295,078	–
Alger Weatherbie Specialized Growth Fund	34,529,431	–	34,529,431	–
Alger Small Cap Growth Fund	13,616,237	–	13,616,237	–
Alger Small Cap Focus Fund	2,281,562	–	2,281,562	–
Alger International Focus Fund	4,786,162	83,010	4,703,152	–
Alger Health Sciences Fund	3,211,001	–	3,211,001	–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 - Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

For the six months ended April 30, 2022, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $3,024,447. Forward foreign currency contracts were held during 1 month of the period. The effect of derivative instruments on the accompanying Statements of Operations for the six months ended April 30, 2022, is as follows:

NET REALIZED GAIN ON DERIVATIVES
Alger International Focus Fund
Derivatives not accounted for as hedging instruments Forward Foreign Currency Contracts	$219
Total	$219

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

There were no open derivative instruments as of April 30, 2022.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Weatherbie Enduring Growth Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Sub-Adviser’s use of an environmental, social, and governance (“ESG”) rating agency to implement the investment strategy may result in the selection or exclusion of securities for reasons other than financial performance and the strategy may underperform strategies that do not utilize an ESG rating agency or employ another type of ESG investment strategy. In evaluating a particular issuer’s ESG rating, as well as the account’s weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG rating agency and, therefore, is dependent upon information and data from the ESG rating agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in new issues involves special risks including lack of trading history, limited information and availability, and volatility. Cash positions may underperform relative to equity and fixed-income securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 - Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds and their affiliates, collectively, owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2022. Information regarding the Funds’ holdings of such securities is set forth in the following table:

Security	Value at October 31, 2021	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change In Unrealized App(Dep)	Value at April 30, 2022
Alger Capital Appreciation Fund Special Purpose Vehicle
Crosslink Ventures Capital LLC,
Cl. A	$4,443,108	$-	$-	$-	$-	$(568,431)	$3,874,677
Total	$4,443,108	$-	$-	$-	$-	$(568,431)	$3,874,677

Security	Value at October 31, 2021		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change In Unrealized App(Dep)	Value at April 30, 2022
Alger Mid Cap Growth Fund Preferred Stocks
Prosetta Biosciences, Inc., Series D	$-	*	$-	$-	$-	$-	$-	$-	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,921,344		-	-	-	-	(245,808)	1,675,536
Crosslink Ventures Capital LLC, Cl. B	801,363		-	-	-	-	(111,188)	690,175
Total	$2,722,707		$-	$-	$-	$-	$(356,996)	$2,365,711

Security	Value at October 31, 2021		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change In Unrealized App(Dep)	Value at April 30, 2022
Alger Weatherbie Specialized Growth Fund Preferred Stocks
Prosetta Biosciences, Inc., Series D	$-	*	$-	$-	$-	$-	$-	$-	*
Total	$-		$-	$-	$-	$-	$-	$-

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Value at October 31, 2021		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change In Unrealized App(Dep)	Value at April 30, 2022
Alger Small Cap Growth Fund Preferred Stocks
Prosetta Biosciences, Inc., Series D	$-	*	$-	$-	$-	$-	$-	$-	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	2,882,016		-	-	-	-	(368,712)	2,513,304
Crosslink Ventures Capital LLC, Cl. B	801,363		-	-	-	-	(111,188)	690,175
Total	$3,683,379		$-	$-	$-	$-	$(479,900)	$3,203,479

Security	Value at October 31, 2021		Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change In Unrealized App(Dep)	Value at April 30, 2022
Alger Health Sciences Fund Preferred Stocks
Prosetta Biosciences, Inc., Series D	$-	*	$-	$-	$-	$-	$-	$-	*
Total	$-		$-	$-	$-	$-	$-	$-

*	Prosetta Biosciences, Inc. Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2022.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2021 and ending April 30, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Six Months Ended April 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2022(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$694.80	$4.96	1.18%
	Hypothetical(c)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	725.50	8.21	1.92
	Hypothetical(c)	1,000.00	1,015.27	9.59	1.92
Class Z	Actual	1,000.00	734.70	3.61	0.84
	Hypothetical(c)	1,000.00	1,020.63	4.21	0.84

Alger 35 Fund
Class Z	Actual	$1,000.00	$679.90	$2.29	0.55%
	Hypothetical(c)	1,000.00	1,022.07	2.76	0.55

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$886.10	$4.54	0.97%
	Hypothetical(c)	1,000.00	1,019.98	4.86	0.97
Class C	Actual	1,000.00	922.70	8.20	1.72
	Hypothetical(c)	1,000.00	1,016.27	8.60	1.72
Class Z	Actual	1,000.00	936.70	3.17	0.66
	Hypothetical(c)	1,000.00	1,021.52	3.31	0.66

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$623.60	$4.91	1.22%
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22
Class B	Actual	1,000.00	638.00	5.16	1.27
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class C	Actual	1,000.00	651.60	8.39	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class Z	Actual	1,000.00	658.70	3.74	0.91
	Hypothetical(c)	1,000.00	1,020.28	4.56	0.91

Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$631.20	$3.88	0.96%
	Hypothetical(c)	1,000.00	1,020.03	4.81	0.96
Class C	Actual	1,000.00	657.70	7.11	1.73
	Hypothetical(c)	1,000.00	1,016.22	8.65	1.73
Class I	Actual	1,000.00	666.10	4.09	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99
Class Y	Actual	1,000.00	667.20	2.85	0.69
	Hypothetical(c)	1,000.00	1,021.37	3.46	0.69
Class Z	Actual	1,000.00	667.40	2.85	0.69
	Hypothetical(c)	1,000.00	1,021.37	3.46	0.69

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Six Months Ended April 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2022(b)
Alger Weatherbie Enduring Growth Fund
Class A	Actual(d),(e)	$1,000.00	$739.30	$3.70	1.15%
	Hypothetical(d),(e)	1,000.00	1,014.24	4.28	1.15
Class C	Actual(d),(e)	1,000.00	770.20	6.06	1.85
	Hypothetical(d),(e)	1,000.00	1,011.65	6.88	1.85
Class I	Actual(d),(e)	1,000.00	780.00	3.62	1.10
	Hypothetical(d),(e)	1,000.00	1,014.42	4.10	1.10
Class Y	Actual(d),(e)	1,000.00	781.00	2.31	0.70
	Hypothetical(d),(e)	1,000.00	1,015.90	2.61	0.70
Class Z	Actual(d),(e)	1,000.00	781.00	2.47	0.75
	Hypothetical(d),(e)	1,000.00	1,015.72	2.80	0.75

Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$595.80	$4.87	1.23%
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class C	Actual	1,000.00	621.50	8.08	2.01
	Hypothetical(c)	1,000.00	1,014.83	10.04	2.01
Class I	Actual	1,000.00	628.70	4.97	1.23
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class Y	Actual	1,000.00	629.70	3.52	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87
Class Z	Actual	1,000.00	629.80	3.64	0.90
	Hypothetical(c)	1,000.00	1,020.33	4.51	0.90

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$620.60	$5.10	1.27%
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class B	Actual	1,000.00	626.10	5.40	1.34
	Hypothetical(c)	1,000.00	1,018.15	6.71	1.34
Class C	Actual	1,000.00	646.40	8.53	2.09
	Hypothetical(c)	1,000.00	1,014.43	10.44	2.09
Class Y	Actual(f),(g)	1,000.00	730.50	2.41	0.84
	Hypothetical(f),(g)	1,000.00	1,013.79	2.80	0.84
Class Z	Actual	1,000.00	656.00	3.86	0.94
	Hypothetical(c)	1,000.00	1,020.13	4.71	0.94

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Six Months Ended April 30, 2022(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2022(b)
Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$559.40	$5.03	1.30%
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class C	Actual	1,000.00	583.00	7.61	1.94
	Hypothetical(c)	1,000.00	1,015.17	9.69	1.94
Class I	Actual	1,000.00	590.70	4.73	1.20
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class Y	Actual	1,000.00	591.90	3.32	0.84
	Hypothetical(c)	1,000.00	1,020.63	4.21	0.84
Class Z	Actual	1,000.00	591.90	3.28	0.83
	Hypothetical(c)	1,000.00	1,020.68	4.16	0.83

Alger International Focus Fund
Class A	Actual	$1,000.00	$707.30	$5.25	1.24%
	Hypothetical(c)	1,000.00	1,018.65	6.21	1.24
Class B	Actual	1,000.00	712.80	5.35	1.26
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.26
Class C	Actual	1,000.00	736.80	8.74	2.03
	Hypothetical(c)	1,000.00	1,014.73	10.14	2.03
Class I	Actual	1,000.00	746.30	5.37	1.24
	Hypothetical(c)	1,000.00	1,018.65	6.21	1.24
Class Z	Actual	1,000.00	748.00	3.81	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$677.50	$4.24	1.02%
	Hypothetical(c)	1,000.00	1,019.74	5.11	1.02
Class C	Actual	1,000.00	707.20	7.70	1.82
	Hypothetical(c)	1,000.00	1,015.77	9.10	1.82
Class Z	Actual	1,000.00	716.10	2.98	0.70
	Hypothetical(c)	1,000.00	1,021.32	3.51	0.70

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.
(d)	For the period from December 17, 2021 to April 30, 2022.
(e)	Beginning account value December 17, 2021.
(f)	For the period from December 31, 2021 to April 30, 2022.
(g)	Beginning account value December 31, 2021.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

THE ALGER FUNDS

Alger Weatherbie Enduring Growth Fund
(the Fund)

At a meeting held on September 22, 2021 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of the Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser an affiliate of Fred Alger Management, on behalf of the Fund (each, a Management Agreement), for an initial two-year term through September 2023. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.” The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the Management Agreement.

In considering each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting, as well as throughout the year at meetings of the Board and its committees in their capacity as members of the boards of trustees of the Alger Family of Funds, including the other series of the Trust. In addition, the Board took into account the information that it previously reviewed and considered in response to detailed requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with such other funds’ annual contract renewal process, and reviewed and considered at this Meeting the Manager’s response to a supplemental request. The Board noted that the terms of the Management Agreements and the services to be provided thereunder are identical to the terms of the existing Management Agreements between the Trust and Fred Alger Management and between Fred Alger Management and the Sub-Adviser.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to initially approve each Management Agreement with respect to the Fund. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing their duties in considering the initial approval of the Management Agreements.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving each Management Agreement with respect to the Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager; (ii) the estimated costs of the services to be provided by the Manager and estimated profits; (iii) the extent to which economies of scale may be realized as the Fund grows; and (iv) whether the proposed fee levels reflect these estimated economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in initially approving each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; fee information for the Fund and proposed payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services to be provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and Fred Alger Management’s ongoing efforts to develop strategies and products, and adjust portfolios as necessary, as well as to address the changing investment landscape. The Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management, as well as the Sub-Adviser’s experience in managing strategies with an environmental, social, and governance (ESG) component. The Board also noted the length of time Fred Alger Management and the Sub-Adviser have provided services as investment adviser and sub-adviser, respectively, to the Alger Family of Funds.

The Board also considered information provided by the Manager with respect to its business continuity plan, including the continued effectiveness of the plan throughout the ongoing COVID-19 pandemic. The Board further noted the Manager’s ongoing engagement with key service providers with respect to their operations and personnel supporting the Alger Family of Funds during the COVID-19 pandemic.

The Board also reviewed and considered the potential benefits to be provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies, as well as its financial commitment to the establishment and launch of the Fund. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are separately provided under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, each Trustee was satisfied with the nature, extent and quality of services to be provided by the Manager to the Fund under each Management Agreement.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance
In their capacity as members of the boards of trustees of the Alger Family of Funds, the Board, including the Independent Trustees, received and considered information about the Manager’s investment performance for the other funds in the Alger Family of Funds at their 2021 15(c) meeting, which occurred on the same date as the Meeting. The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance for the Fund for the Board to consider.

Comparative Fees and Expenses
The Board reviewed and considered the proposed contractual advisory fee to be paid by the Fund to Fred Alger Management in light of the nature, extent, and quality of services proposed to be provided pursuant to the Management Agreement with Fred Alger Management. The Board also reviewed and considered the proposed fee waiver and/or expense reimbursement arrangement (Expense Reimbursement Agreement) for the Fund, including with respect to specific Fund share classes, and considered the estimated fee rate (after taking any waivers and reimbursements into account) to be paid by the Fund.

In connection with its consideration of the Fund’s advisory fee payable under the Management Agreement with Fred Alger Management, the Board also received information on Fred Alger Management’s standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The Board also received information on fees charged to other funds managed by Fred Alger Management.

The Board reviewed and considered the proposed contractual sub-advisory fee in light of the nature, extent, and quality of services proposed to be provided by the Sub-Adviser pursuant to the Management Agreement between Fred Alger Management and the Sub-Adviser. The Board noted that the Sub-Adviser will be paid by Fred Alger Management out of the advisory fee Fred Alger Management receives from the Fund.

Profitability
The Board then noted that the Manager could not report any financial results from their relationships with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the Manager’s profitability with respect to the Fund. Nevertheless, the Board reviewed and considered information regarding the estimated profits to be realized by the Manager in connection with the operation of the Fund. In this respect, the Board considered management’s representations that Fred Alger Management is not expected to be profitable with respect to the Fund for some time, until the Fund reaches scale. The Board further noted Fred Alger Management’s commitment to waive fees and reimburse certain expenses in order to maintain certain net expense ratios during the term of the proposed Expense Reimbursement Agreement.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of estimated profits to be realized by Fred Alger Management from providing services to the Fund, which is anticipated to be negative until the Fund reaches scale, was not excessive in view of the nature, extent and quality of services to be provided to the Fund.

Economies of Scale
The Board reviewed and considered the extent to which Fred Alger Management may be able to realize economies of scale, if any, as the Fund grows larger and whether the Fund’s advisory fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of proposed advisory fee breakpoints for the Fund, which would operate to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective advisory fees as the Fund grows in size. The Board considered Fred Alger Management’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. Because the Fund had not commenced operations, the Board determined to monitor whether Fred Alger Management may share with the Fund any benefits that occur if the Fund experiences economies of scale.

Conclusion
Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved each Management Agreement for an initial two-year term through September 2023.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings
How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes -
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.
They can be financial and nonfinancial companies
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (top 5 holdings with respect to Alger 35 Fund and Alger Weatherbie Enduring Growth Fund) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Funds’ liquidity risk.

The Board met on December 15, 2021 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Funds with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee. At the Meeting, the Liquidity Risk Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2020 through November 30, 2021 (the “Review Period”).

The Report stated that the Liquidity Risk Committee assessed the Funds’ liquidity risk by considering qualitative factors such as the Funds’ investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Liquidity Risk Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that the Funds primarily holds investments that are highly liquid. The Report noted that the Liquidity Risk Committee also performed stress tests on certain Funds in light of the market volatility caused by the COVID-19 pandemic, and it was concluded that the Funds remained primarily highly liquid.

There were no material changes to the LRMP during the Review Period, except that certain changes were made to the LRMP to add liquidity considerations for certain exchange-traded funds managed by Alger Management. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Sub-Advisor

Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, MA 02110

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/ Hal Liebes

Hal Liebes

President

Date:  June 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes

President

Date: June 22, 2022

By:	/s/ Michael D. Martins

Michael D. Martins

Treasurer

Date: June 22, 2022